[LOGO OMITTED]                                  INVESCO SMALL COMPANY VALUE FUND
                                   (A SERIES OF INVESCO DIVERSIFIED FUNDS, INC.)

                                 March 23, 1999


Dear INVESCO Small Company Value Fund Shareholder:

      The attached proxy materials describe a proposal that INVESCO Small Company Value Fund ("Value Fund"), reorganize and become part of INVESCO Small Company Growth Fund ("Growth Fund"), a series of INVESCO Emerging Opportunity Funds, Inc. ("Emerging Opportunity Funds"). If the proposal is approved and implemented, each shareholder of Value Fund will automatically become a shareholder of Growth Fund.

      The attached proxy materials also seek your approval to convert Value Fund to a series of INVESCO Stock Funds, Inc. ("Stock Funds") and to make certain changes in the fundamental investment restrictions of Value Fund (if the reorganization is not approved or cannot be completed for some other reason), to elect directors, and to ratify the appointment of PricewaterhouseCoopers LLP as independent accountants of Value Fund.

      YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL PROPOSALS. The board believes that combining the two Funds will benefit Value Fund's shareholders by providing them with a portfolio that has an investment objective that is substantially identical to that of Value Fund and that has a similar investment strategy. If, however, the reorganization is not approved or cannot be completed for some other reason, you are being asked to approve the conversion of Value Fund to a series of Stock Funds. You are also being asked to approve certain changes to the fundamental investment restrictions of Value Fund that will update and streamline the Fund's policies. The attached proxy materials provide more information about the proposed reorganization and the two Funds, the proposed conversion, and the proposed changes in fundamental investment restrictions, as well as the other matters you are being asked to vote upon.


      YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. Voting your shares early will permit Value Fund to avoid costly follow-up mail and telephone solicitation. After reviewing the attached materials, please complete, date and sign your proxy card and mail it in the enclosed return envelope today. As an alternative to using the paper proxy card to vote, you may vote by telephone, by facsimile, through the Internet or in person.

                                          Very truly yours,


                                          /s/ Mark H. Williamson
                                          Mark H. Williamson
                                          President
                                          INVESCO Small Company Value Fund

[LOGO OMITTED]                                         INVESCO FUNDS GROUP, INC.
INVESCO                                                   7800 East Union Avenue
                                                    Denver, Colorado  80217-3706
                                                      Telephone:  1-800-646-8372
                                                PAL (REGISTERED)  1-800-424-8085


[HEADLINE] WHAT YOU SHOULD KNOW ABOUT
THIS PROPOSED FUND MERGER

March 23, 1999


INVESCO AND THE FUND'S BOARD OF DIRECTORS ENCOURAGE YOU TO READ THE ENCLOSED PROXY STATEMENT CAREFULLY. THE FOLLOWING IS A BRIEF OVERVIEW OF THE KEY ISSUE.


WHY IS MY FUND HOLDING A SPECIAL SHAREHOLDERS MEETING?

The main reason for the meeting is so that shareholders of INVESCO Small Company Value Fund can decide whether or not to reorganize their fund. If shareholders decide in favor of the proposal, SMALL COMPANY VALUE FUND will merge with another, similar mutual fund managed by INVESCO, and you will become a shareholder of INVESCO SMALL COMPANY GROWTH FUND.

Whether or not shareholders decide they wish to merge the Funds, there are other matters of business to be considered. So, no matter how you choose to vote on the proposed merger, please do review all of the other proposals and vote on them as well.



WHAT ARE THE ADVANTAGES OF MERGING THE FUNDS?

There are three key potential advantages:



 . Small Company Growth Fund is managed by INVESCO's EXPERIENCED GROWTH TEAM, headed by Senior Vice President Timothy J. Miller. The team's highly disciplined investment strategy, combined with their expertise in bottom-up stock analysis, may result in stronger fund performance over the long-term (although of course this cannot be guaranteed).

 . By combining the Funds, SHAREHOLDERS MAY ENJOY LOWER EXPENSE RATIOS over time. Larger funds tend to enjoy economies of scale not available to funds with smaller assets under management.

 . These LOWER COSTS MAY LEAD TO STRONGER PERFORMANCE, since total return to a fund's shareholders is net of fund expenses.

The potential benefits and possible disadvantages are explained in more detail in the enclosed proxy statement.


HOW ARE THESE TWO FUNDS ALIKE?

Both Funds seek long-term capital growth primarily through investments in companies of $1 billion or less in market capitalization. However, there are significant differences in their investment strategies.


 . SMALL COMPANY VALUE FUND uses a value orientation in analyzing stocks, with a computer optimization model to assist in selecting potential holdings based on historical and anticipated rates of return. The focus is on stocks "out of favor" with the broad market.

 . SMALL COMPANY GROWTH FUND, on the other hand, highlights companies: in the developing stages of life cycles; have earnings which may be expected to grow faster than the U.S. economy in general; and/or which offer the potential for accelerated earnings growth due to rapid growth of sales, new products, management changes, or structural changes in the economy. Because it focuses on these characteristics, Small Company Growth Fund is more aggressive in strategy, and its price per share may be somewhat more volatile than Small Company Value Fund. Because of its investment approach, Small Company Growth Fund may offer greater opportunities for strong returns over the longer-term.

WHAT HAPPENS IF SHAREHOLDERS DECIDE IN FAVOR OF A MERGER?

A Closing Date will be set for the reorganization. Shareholders will receive full and fractional shares of Small Company Growth Fund equal in value to the shares of Small Company Value Fund that they owned on the Closing Date.

The net asset value per share of Small Company Growth Fund will not be affected by the transaction. So the reorganization will not result in a dilution of any shareholder's interest.


IF THE FUNDS MERGE,  WILL THERE BE TAX CONSEQUENCES FOR ME?

Unlike a transaction where you direct INVESCO to sell shares of one fund in order to buy shares of another, the reorganization WILL NOT BE CONSIDERED A TAXABLE EVENT. The Funds themselves will recognize no gains or losses on assets as a result of a reorganization. So you will not have reportable capital gains or losses due to the reorganization. (However, shareholders of the Fund may receive a distribution of ordinary income and/or capital gains immediately prior to the reorganization, to the extent that unpaid amounts of income and/or gains remain in the Fund).


You should consult your own tax advisor regarding any possible effect a reorganization might have on you, given your personal circumstances -- particularly regarding state and local taxes.


WHO WILL PAY FOR THIS REORGANIZATION?


The expenses of the reorganization, including legal expenses, printing, packaging and postage, plus the costs of any supplementary solicitation, will be borne partly by INVESCO and partly by the two Funds.


WHAT DOES THE FUND'S BOARD OF DIRECTORS RECOMMEND?


The Board believes you should vote in favor of the reorganization. More important, though, the directors recommend that you study the issues involved, call us with any questions, and vote promptly to ensure that a quorum of Small Company Value Fund shares are represented at this Fund's special shareholders meeting.

WHERE DO I GET MORE  INFORMATION  ABOUT  INVESCO  SMALL  COMPANY  GROWTH FUND?


 . Please visit our Web site at WWW.INVESCO.COM

 . Or call Investor Services toll-free at 1-800-646-8372

YOU SHOULD KNOW WHAT INVESCO KNOWS

At INVESCO, we've built a global reputation on professional investment management. Some of the world's largest institutions and more than a million individuals rely on our knowledgeable investment specialists for effective management of their portfolios. INVESCO provides investors the perspective gained from more than 65 years of helping clients seek their financial goals.

The heart of INVESCO's business is to provide strong core mutual fund portfolios designed as solid foundations for our clients' investments. We draw on the resources of affiliates worldwide, so we have seasoned experts in the investment strategies you want to pursue -- both for your core investments as well as to meet special needs. And we offer award-winning service to help you better take advantage of our investment expertise. Call us to learn more about your choices at INVESCO.

LOGO OMITTED                                    INVESCO SMALL COMPANY VALUE FUND
                                   (A SERIES OF INVESCO DIVERSIFIED FUNDS, INC.)

                                    --------

                                    NOTICE OF
                         SPECIAL MEETING OF SHAREHOLDERS
                                  MAY 20, 1999

                                    --------

To The Shareholders:


      A special meeting of shareholders of the INVESCO Small Company Value Fund ("Value Fund"), the sole series of INVESCO Diversified Funds, Inc. ("Diversified Funds"), will be held on May 20, 1999, at 10:00 a.m., Mountain Time, at the office of INVESCO Funds Group Inc., 7800 E. Union Avenue, Denver, Colorado, for the following purposes:

      (1) To approve an Agreement and Plan of Reorganization and Termination under which the INVESCO Small Company Growth Fund ("Growth Fund"), a series of INVESCO Emerging Opportunity Funds, Inc., would acquire all of the assets of Value Fund in exchange solely for shares of Growth Fund and the assumption by Growth Fund of all of Value Fund's liabilities, followed by the distribution of those shares to the shareholders of Value Fund, all as described in the accompanying Prospectus/Proxy Statement;


      (2) To approve an Agreement and Plan of Conversion and Termination providing for the conversion of Value Fund from Diversified Funds to a separate series of INVESCO Stock Funds, Inc.;

      (3) To approve certain changes to the fundamental investment restrictions of Value Fund;

      (4) To elect a board of directors of Diversified Funds;

      (5) To ratify the selection of PricewaterhouseCoopers LLP as independent accountants of Value Fund; and

      (6) To transact such other business as may properly come before the meeting or any adjournment thereof.

      You are entitled to vote at the meeting and any adjournment thereof if you owned shares of Value Fund at the close of business on March 12, 1999. IF YOU ATTEND THE MEETING, YOU MAY VOTE YOUR SHARES IN PERSON. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE.

                                    By order of the board of directors,
                                    /s/ Glen A. Payne
                                    Glen A. Payne
                                    Secretary


March 23, 1999

Denver, Colorado

--------------------------------------------------------------------------------
YOUR VOTE IS IMPORTANT
NO MATTER HOW MANY SHARES YOU OWN


      Please indicate your voting instructions on the enclosed proxy card, sign and date the card, and return it in the envelope provided. IF YOU SIGN, DATE AND RETURN THE PROXY CARD BUT GIVE NO VOTING INSTRUCTIONS, YOUR SHARES WILL BE VOTED "FOR" THE PROPOSALS DESCRIBED ABOVE. In order to avoid the additional expense of further solicitation, we ask your cooperation in mailing your proxy card promptly. As an alternative to using the paper proxy card to vote, you may vote by mail, telephone, through the Internet, by facsimile machine, or in person. Shares that are registered in your name, as well as shares held in "street name" through a broker, may be voted via the Internet or by telephone. To vote in this manner, you will need the 12-digit "control" number(s) that appear on your proxy card(s). To vote via the Internet, please access http://www.proxyvote.com on the World Wide Web. In addition, shares that are registered in your name may be voted by faxing your completed proxy card(s) to 1-800-733-1885. You may also call directly at 1-800-690-6903 and vote by phone. If we do not receive your completed proxy cards after several weeks, you may be contacted by our proxy solicitor, Shareholder Communications Corporation. Our proxy solicitor will remind you to vote your shares or will record your vote over the phone if you choose to vote in that manner.

Unless proxy cards submitted by corporations and partnerships are signed by the appropriate persons as indicated in the voting instructions on the proxy card, they will not be voted.


--------------------------------------------------------------------------------

                        INVESCO SMALL COMPANY GROWTH FUND
             (A SERIES OF INVESCO EMERGING OPPORTUNITY FUNDS, INC.)

                        INVESCO SMALL COMPANY VALUE FUND
                 (A SERIES OF INVESCO DIVERSIFIED FUNDS, INC.)

                             7800 EAST UNION AVENUE
                             DENVER, COLORADO 80237
                           (TOLL FREE) 1-800-646-8372


                           PROSPECTUS/PROXY STATEMENT

                                MARCH 23, 1999

      This Prospectus/Proxy Statement ("Proxy Statement") is being furnished to shareholders of INVESCO Small Company Value Fund ("Value Fund"), the sole series of INVESCO Diversified Funds, Inc. ("Diversified Funds"), in connection with the solicitation of proxies by its board of directors for use at a special meeting of its shareholders to be held on May 20, 1999, at 10:00 a.m., Mountain Time, and at any adjournment of the meeting, if the meeting is adjourned for any reason.

      As more fully described in this Proxy Statement, one of the main purposes of the meeting is to vote on a proposed reorganization. In the reorganization, the INVESCO Small Company Growth Fund ("Growth Fund"), the sole series of INVESCO Emerging Opportunity Funds, Inc. ("Emerging Opportunity Funds"), would acquire all of the assets of Value Fund, in exchange solely for shares of Growth Fund and the assumption by Growth Fund of all of the liabilities of Value Fund. Those shares of Growth Fund would then be distributed to the shareholders of Value Fund, so that each shareholder would receive a number of full and fractional shares of Growth Fund having an aggregate value that, on the effective date of the reorganization, is equal to the aggregate net asset value of the shareholder's shares of Value Fund. As soon as practicable following the distribution of shares, Value Fund will be terminated.

Growth Fund is a diversified series of Emerging Opportunity Funds, which is an open-end management investment company. Growth Fund's investment objective is long-term capital growth.

      This Proxy Statement, which should be retained for future reference, sets forth concisely the information about the reorganization and Growth Fund that a shareholder should know before voting on the reorganization. A Statement of Additional Information, dated March 23, 1999, relating to the reorganization and including historical financial statements, has been filed with the Securities and Exchange Commission ("SEC") and is incorporated herein by reference (that is, the Statement of Additional Information is legally a part of this Proxy Statement). A Prospectus and a Statement of Additional Information for Growth Fund, each dated October 1, 1998, Growth Fund's Annual Report to Shareholders for the fiscal year ended May 31, 1998, and Growth Fund's Semi-Annual Report to Shareholders for the six months ended November 30, 1998, have been filed with the SEC and are incorporated herein by this reference. A Prospectus and a Statement of Additional Information for Value Fund, each dated December 1, 1998, have been filed with the SEC and also are incorporated herein by this reference. A copy of Growth Fund's Prospectus and Annual Report accompany this Proxy Statement. Copies of the other referenced documents, as well as Value Fund's Annual Report to Shareholders for the fiscal year ended July 31, 1998, may be obtained without charge, and further inquiries may be made, by writing to INVESCO Distributors, Inc., P.O. Box 173706, Denver, Colorado 80217-3706, or by calling toll-free 1-800-646-8372.

      The SEC maintains a website (http://www.sec.gov) that contains the Statement of Additional Information and other material incorporated by reference, together with other information regarding Growth Fund and Value Fund.

      THE SEC HAS NOT APPROVED OR DISAPPROVED THE SHARES OF THE INVESCO SMALL COMPANY GROWTH FUND, OR DETERMINED WHETHER THIS PROXY STATEMENT IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS

VOTING INFORMATION............................................................ 1

PART I:  THE REORGANIZATION................................................... 2


PROPOSAL 1: To approve an Agreement and Plan of Reorganization and Termination under which Growth Fund would acquire all of the assets of Value Fund in exchange solely for shares of Growth Fund and the assumption by Growth Fund of all of Value Fund's liabilities, followed by the distribution of those shares to the shareholders of Value Fund.

Synopsis...................................................................... 3
Comparison of Principal Risk Factors.......................................... 8
The Proposed Transaction......................................................10


PART II: PROPOSED ORGANIZATIONAL MATTER.......................................16

PROPOSAL 2: To approve an Agreement and Plan of Conversion and
Termination providing for the conversion of Value Fund from
Diversified Funds to a separate series of INVESCO Stock Funds, Inc............16

PART III:  PROPOSED MODIFICATIONS TO FUNDAMENTAL INVESTMENT
RESTRICTIONS AND ROUTINE CORPORATE GOVERNANCE MATTERS.........................19

PROPOSAL  3:  To approve amendments to the fundamental investment restrictions of Value Fund....................................................20

a. Modification of fundamental restriction on issuer diversification to permit increased investment in the securities of a single
   issuer.....................................................................21
b. Modification of fundamental restriction on borrowing and adoption of non-fundamental policy on borrowing........................................21
c. Modification of fundamental restriction on industry concentration..........22
d. Modification of fundamental restriction on real estate investment..........23
e. Modification of fundamental restriction on investing in commodities........23
f. Modification of fundamental restriction on loans...........................24
g. Modification of fundamental restriction on underwriting....................24
h. Adoption of fundamental restriction on the issuance of senior securities...24
i. Modification of fundamental policy on investing in another investment company....................................................................25

PROPOSAL 4:  To elect a Board of Directors....................................25

PROPOSAL 5:  To ratify the selection of PricewaterhouseCoopers LLP as
             Independent Accountants of Value Fund............................32

OTHER BUSINESS................................................................32

INFORMATION CONCERNING ADVISER, SUB-ADVISER, DISTRIBUTOR, AND AFFILIATED
COMPANIES.....................................................................33

MISCELLANEOUS.................................................................34

Available Information.........................................................34
Legal Matters.................................................................34
Experts.......................................................................34


APPENDIX A:  PRINCIPAL SHAREHOLDERS........................................A-1

APPENDIX B:  AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION..........B-1

APPENDIX C:  AGREEMENT AND PLAN OF CONVERSION AND TERMINATION..............C-1

                                                INVESCO SMALL COMPANY VALUE FUND
                                   (a series of INVESCO Diversified Funds, Inc.)

                                   -----------

                           PROSPECTUS/PROXY STATEMENT

                         SPECIAL MEETING OF SHAREHOLDERS
                                  MAY 20, 1999
                                   -----------

                               VOTING INFORMATION


        This Prospectus/Proxy Statement ("Proxy Statement") is being furnished to shareholders of INVESCO Small Company Value Fund ("Value Fund"), the sole series of INVESCO Diversified Funds, Inc. ("Diversified Funds"), in connection with the solicitation of proxies from Value Fund shareholders by the board of directors ("Board") of Diversified Funds for use at a special meeting of shareholders to be held on May 20, 1999 ("Meeting"), and at any adjournment of the Meeting. This Proxy Statement will first be mailed to shareholders on or about March 23, 1999.

        One-third of Value Fund's shares outstanding on March 12, 1999, represented in person or by proxy, shall constitute a quorum and must be present for the transaction of business at the Meeting. If a quorum is not present at the Meeting or a quorum is present but sufficient votes to approve one or more of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote FOR any proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST a proposal against such adjournment. A shareholder vote may be taken on one or more of the proposals in this Proxy Statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

        Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority. Abstentions and broker non-votes will be counted as shares present for purposes of determining whether a quorum is present but will not be voted for or against any adjournment or proposal. Accordingly, abstentions and broker non-votes effectively will be a vote against adjournment or against any proposal where the required vote is a percentage of the shares present or outstanding. Abstentions and broker non-votes will not be counted, however, as votes cast for purposes of determining whether sufficient votes have been received to approve a proposal.

        The individuals named as proxies on the enclosed proxy card will vote in accordance with your directions as indicated on the proxy card, if your proxy card is received properly executed by you or by your duly appointed agent or attorney-in-fact. If you sign, date and return the proxy card, but give no voting instructions, your shares will be voted in favor of approval of each of the proposals. In addition, if you sign, date and return the proxy card, but give no voting instructions, the duly appointed proxies may, in their discretion, vote upon such other matters as may come before the Meeting. The proxy card may be revoked by giving another proxy or by letter or telegram revoking the initial proxy. To be effective, revocation must be received by Diversified Funds prior to the Meeting and must indicate your name and account number. If you attend the Meeting in person you may, if you wish, vote by ballot at the Meeting, thereby canceling any proxy previously given.

        In order to reduce costs, the notices to a shareholder having more than one account in Value Fund listed under the same Social Security number at a single address have been combined. The proxy cards have been coded so that a shareholder's votes will be counted for each such account.

        As of March 12, 1999 ("Record Date"), Value Fund had 5,388,879.263 shares of common stock outstanding. The solicitation of proxies, the cost of which will be borne half by INVESCO Funds Group, Inc., the investment adviser and transfer agent of Value Fund ("INVESCO"), and half by INVESCO Small Company Growth Fund ("Growth Fund"), the sole series of INVESCO Emerging Opportunity Funds, Inc. ("Emerging Opportunity Funds"), and Value Fund, will be made primarily by mail but also may be made by telephone or oral communications by representatives of INVESCO and INVESCO Distributors, Inc. ("IDI"), the distributor of the INVESCO group of investment companies ("INVESCO Funds"), who will not receive any compensation for these activities from either Value Fund or Growth Fund, or by Shareholder Communications Corporation, professional proxy solicitors, who will be paid fees and expenses of up to approximately $3,722 for soliciting services. If votes are recorded by telephone, Shareholder
Communications Corporation will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that a shareholder's instructions have been properly recorded. You may also vote by mail, by facsimile or through a secure Internet site. Proxies voted by telephone, facsimile or Internet may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.

        Except as set forth in Appendix A, INVESCO does not know of any person who owns beneficially 5% or more of the shares of Value Fund or Growth Fund (each a "Fund"). Directors and officers of Diversified Funds own in the aggregate less than 1% of the shares of Value Fund.

        VOTE REQUIRED. Approval of Proposals 1 and 2 requires the affirmative vote of a majority of the outstanding voting securities of Value Fund. Approval of Proposal 3 requires the affirmative vote of a "majority of the outstanding voting securities" of Value Fund, as defined in the Investment Company Act of 1940, as amended ("1940 Act"). This means that Proposal 3 must be approved by the lesser of (1) 67% of Value Fund's shares present at a meeting of shareholders if the owners of more than 50% of Value Fund's shares then outstanding are present in person or by proxy or (2) more than 50% of Value Fund's outstanding shares. A plurality of the votes cast at the Meeting is sufficient to approve Proposal 4. Approval of Proposal 5 requires the affirmative vote of a majority of the votes present at the Meeting, provided a quorum is present. Each outstanding full share of Value Fund is entitled to one vote, and each outstanding fractional share thereof is entitled to a proportionate fractional share of one vote. If any Proposal is not approved by the requisite vote of shareholders of Value Fund, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies.


PART I.  THE REORGANIZATION

        PROPOSAL 1. TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION ("REORGANIZATION PLAN") UNDER WHICH GROWTH FUND WOULD ACQUIRE ALL OF THE ASSETS OF VALUE FUND IN EXCHANGE SOLELY FOR SHARES OF GROWTH FUND AND THE ASSUMPTION BY GROWTH FUND OF ALL OF VALUE FUND'S
        LIABILITIES, FOLLOWED BY THE DISTRIBUTION OF THOSE SHARES TO THE SHAREHOLDERS OF VALUE FUND ("REORGANIZATION")

                                    SYNOPSIS

        The following is a summary of certain information contained elsewhere in this Proxy Statement, the Prospectus and Statement of Additional Information of Growth Fund (which are incorporated herein by reference), the Prospectus and Statement of Additional Information of Value Fund (which are incorporated herein by reference), and the Reorganization Plan (which is attached as Appendix B to this Proxy Statement). As discussed more fully below, Diversified Funds' Board believes that the Reorganization will benefit Value Fund's shareholders. Growth Fund has an investment objective that is substantially similar to the investment objective of Value Fund and has a similar investment strategy.

THE PROPOSED REORGANIZATION

        Diversified Funds' Board considered and approved the Reorganization Plan at a meeting held on February 3, 1999. The Reorganization Plan provides for the acquisition of all the assets of Value Fund by Growth Fund, in exchange solely for shares of common stock of Growth Fund and the assumption by Growth Fund of all the liabilities of Value Fund. Value Fund then will distribute those shares of Growth Fund to its shareholders, so that each Value Fund shareholder will receive the number of full and fractional shares that is equal in aggregate value to the value of the shareholder's holdings in Value Fund as of the day the Reorganization is completed. Value Fund will be terminated as soon as practicable thereafter.

        The Reorganization will occur as of the close of business on June 4, 1999, or at a later date when the Reorganization is approved and all contingencies have been met ("Closing Date").

        For the  reasons  set forth  below  under "The  Proposed  Transaction  -
Reasons for the Reorganization," Diversified Funds' Board, including its directors who are not "interested persons," as that term is defined in the 1940 Act, of Diversified Funds, Emerging Opportunity Funds, INVESCO, or INVESCO Management and Research, Inc. ("IMR") ("Independent Directors"), has determined that the Reorganization is in the best interests of Value Fund, that the terms of the Reorganization are fair and reasonable and that the interests of Value Fund's shareholders will not be diluted as a result of the Reorganization. Accordingly, Diversified Funds' Board recommends approval of the transaction. In addition, the Board of Emerging Opportunity Funds, including its Independent Directors, has determined that the Reorganization is in the best interests of Growth Fund, that the terms of the Reorganization are fair and reasonable and that the interests of Growth Fund's shareholders will not be diluted as a result of the Reorganization.

COMPARATIVE FEE TABLE

      As shown in the tables below, a shareholder pays no fees to purchase Fund shares, to exchange to another INVESCO Fund, or to sell shares. The only Fund costs a shareholder pays are annual Fund operating expenses that are deducted from Fund assets. The current fees and expenses incurred for the fiscal year ended May 31, 1998 by Growth Fund and the fiscal year ended July 31, 1998 by Value Fund and pro forma fees for Growth Fund after the Reorganization are shown below.

SHAREHOLDER FEES (fees paid directly from your investment)


                                                GROWTH FUND       VALUE FUND        COMBINED FUND
                                                -----------       ----------        -------------

Sales charge (load) on purchases of shares         None              None               None

Sales charge (load) on reinvested dividends        None              None               None

Redemption  fee  or  deferred  sales  charge       None              None               None
(load)

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)


                                                                                    COMBINED FUND
                                                GROWTH FUND       VALUE FUND         (PRO FORMA)
                                                -----------       ----------        -------------

Management Fees                                    0.75%               0.75%                  0.75%

Distribution (12b-1) Fees*                         0.25%               0.25%(1)               0.25%


                                        4


Other Expenses                                     0.50%(2)(3)(5)      0.48%(2)(4)           0.48%

Total Fund Operating Expenses                      1.50%(2)(3)(5)      1.48%(2)(4)           1.48%(6)


* Because each Fund pays distribution fees, long-term shareholders could pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.
(1) Effective June 1, 1998, Value Fund was authorized to pay a distribution (12b-1) fee of up to one quarter of one percent of new assets (new sales of shares, exchanges into the Fund and reinvestments of dividends and other distributions made on or after June 1, 1998). For the fiscal year ended July 31, 1998, actual distribution (12b-1) fees were 0.01% of average net assets. Currently, because of the increase in new assets, actual distribution (12b-1) fees are 0.25% of average net assets.
(2) Each Fund's actual Total Fund Operating Expenses were lower than the figures shown, because their transfer agent fees and/or custodian fees were reduced under expense offset arrangements. Because of an SEC requirement, the figures shown above do not reflect these reductions.
(3) INVESCO has voluntarily agreed to reimburse Growth Fund for expenses in excess of 1.50% of the Fund's average net assets (excluding the expense offset arrangements described above).

(4) Certain expenses of Value Fund are being absorbed voluntarily by IMR, the Fund's sub-adviser. Accordingly, the Other Expenses and Total Fund Operating Expenses paid by Value Fund were 0.26% and 1.26% respectively. INVESCO and IMR do not intend to continue absorbing the expenses of Value Fund. Thus, if the Reorganization is not approved, Value Fund's actual Other Expenses and Total Fund Operating Expenses will likely increase.

(5) Certain expenses of Growth Fund are being absorbed voluntarily by INVESCO, the Fund's investment adviser. Accordingly, the Other Expenses and Total Fund Operating Expenses paid by Growth Fund were 0.48% and 1.48%, respectively.

(6) INVESCO has voluntarily agreed to continue to reimburse Growth Fund for expenses in excess of 1.50% of the Fund's average net assets (excluding any applicable expense offset arrangements) for a period of at least one year after the Reorganization.

EXAMPLE OF EFFECT ON FUND EXPENSES

        This Example is intended to help you compare the cost of investing in Value Fund with the cost of investing in Growth Fund and the cost of investing in Growth Fund assuming the Reorganization has been completed.

        The Example assumes that you invest $10,000 in the specified Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends and other distributions are reinvested and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



                 ONE YEAR        THREE YEARS         FIVE YEARS        TEN YEARS
                 --------        -----------         ----------        ---------
Growth Fund        $153              $474               $818             $1791
Value Fund         $151              $468               $808             $1768
Combined Fund      $153              $474               $818             $1791

FORM OF ORGANIZATION

        Growth Fund is the sole series of Emerging Opportunity Funds, an open-end, diversified investment management company that was organized as a Maryland corporation on December 6, 1990. Value Fund is the sole series of Diversified Funds, an open-end, diversified investment management company that was organized as a Maryland corporation on April 2, 1993. Neither Emerging Opportunity Funds nor Diversified Funds is required to (nor does it) hold annual shareholder meetings. Neither Fund issues share certificates.

INVESTMENT ADVISER

        INVESCO is the investment adviser of each Fund. In this capacity, INVESCO supervises all aspects of each Fund's operations and makes and implements all investment decisions for Growth Fund. IMR is the sub-adviser of Value Fund and is primarily responsible for managing Value Fund's investments.

        INVESCO is currently paid (1) by Value Fund a monthly management fee computed at the annual rate of 0.75% of the Fund's average net assets, and (2) by Growth Fund a monthly management fee computed at the annual rate of 0.75% on the first $350 million of the Fund's average net assets, 0.65% on the next $350 million of such assets, and 0.55% on such assets over $700 million. For the fiscal years ended May 31, 1998 with respect to Growth Fund and July 31, 1998 with respect to Value Fund, each Fund paid an investment management fee of 0.75% of its average daily net assets. Following the Reorganization, the initial management fee for the combined Fund is expected to be 0.75% of average net assets, although this fee will decrease in accordance with the fee schedule for Growth Fund described above if the assets of the combined Fund increase. With respect to Value Fund, INVESCO (not the Fund) pays IMR a fee for its sub-advisory services in an amount equal to 0.30% of the Fund's average net assets.

        Following the Reorganization, INVESCO, in its capacity as investment adviser to Growth Fund, will have sole responsibility for managing the Funds' combined assets.

INVESTMENT OBJECTIVES AND POLICIES

        The investment objective and policies of each Fund are set forth below. Growth Fund has an investment objective generally similar to that of Value Fund in that each Fund seeks long-term capital growth through investment in equity securities of small companies. Both Funds seek to achieve this objective by investing primarily in companies with market capitalizations of $1 billion or less at the time of purchase ("small cap companies") that INVESCO believes are undervalued in the marketplace. While each Fund also may invest in debt securities, Value Fund historically has not done so, and Growth Fund's portfolio currently does not contain any debt securities. In addition, Growth Fund may purchase and write options on securities and indices for any purpose, while Value Fund may enter into options on futures contracts and securities solely for hedging or other nonspeculative purposes. There can be no assurance that either Fund will achieve its investment objective.

        GROWTH FUND. The investment objective of Growth Fund is long-term capital growth. The Fund seeks to achieve its objective through the investment of 65% or more of its assets in equity securities of small cap companies. The balance of the Fund's assets may be invested in the equity securities of companies with market capitalizations in excess of $1 billion, debt securities and short-term investments. With respect to small cap companies, INVESCO primarily looks for companies in the developing stages of their life cycle that are currently undervalued in the marketplace, have earnings that may be expected to grow faster than the U.S. economy in general, and/or offer the potential for accelerated earnings growth due to rapid growth of sales, new products, management changes, or structural changes in the economy. The Fund also has the flexibility to invest in other U.S. and foreign securities, including debt securities. The Fund's investments in debt securities include U.S. government and corporate debt securities. In addition, the Fund may purchase and write options on securities and indices.

        VALUE FUND. The investment objective of Value Fund is long-term capital growth. The Fund seeks to achieve this objective through the investment of 65% or more of its assets in equity securities of U.S. companies with market capitalizations below those of the 1,000 largest U.S. companies as measured by market capitalization, but not in excess of $1 billion, at the time of initial purchase.1 The balance of the Fund's assets may be invested in equity securities of foreign companies and companies whose capitalizations exceed that of small cap companies, U.S. government securities, short-term investments and nonconvertible long-term debt securities. In addition, the Fund may enter into futures contracts and options on futures contracts and securities solely for hedging or other nonspeculative purposes. In selecting investments, INVESCO primarily seeks to identify stocks of small cap companies that will produce an annual total return higher than the annual return of the Russell 2000 Small Stock Index (an unmanaged index comprised of the common stocks of 2,000 U.S. companies having market capitalizations that are smaller than those of the largest 1,000 U.S. companies) over a full market cycle. INVESCO employs a value-oriented approach using both quantitative and traditional stock analysis to uncover the best possible values from a broad universe of small companies. Among other factors, INVESCO reviews earnings-to-price and book value-to-price ratios, earnings estimate revision momentum, relative market strength compared to competitors, inventory/sales trends, and financial leverage.

        OTHER POLICIES OF BOTH FUNDS. Each Fund may invest up to 25% of its total assets in foreign securities. Each Fund also may commit up to 10% of its total assets to the purchase or sale of securities on a when-issued or

--------
1 The 1,000 U.S. companies having the highest market capitalization are included in the Russell 1000 Large Cap Stock Index. On its annual rebalancing date of May 31, 1998, the smallest stock in the Index had a market capitalization of approximately $1.4 billion.

delayed-delivery basis - that is, with settlement taking place in the future. Both Funds may invest in illiquid securities, including securities that are subject to restrictions on resale and securities that are not readily marketable; the Funds may also invest in restricted securities that may be resold to institutional investors. Both Funds also may enter into repurchase agreements with member banks of the Federal Reserve System, registered broker-dealers, and registered U.S. government securities dealers. In addition, each Fund may seek to earn additional income by lending its portfolio securities to qualified brokers, dealers, banks, or other financial institutions, on a fully collateralized basis.

        Each Fund's investment portfolio is actively traded -- securities may be bought and sold relatively quickly during certain market or economic conditions. At times Value Fund's portfolio turnover rate may exceed 100%, while that of Growth Fund may exceed 200%, resulting in greater brokerage commissions and acceleration of capital gains, which are taxable when distributed to shareholders.

        When market or economic conditions are unfavorable, each Fund may assume a defensive position by temporarily investing up to 100% of its assets in high-quality money market instruments, such as short-term U.S. government obligations, commercial paper or repurchase agreements, seeking to protect its assets until conditions stabilize.

OPERATIONS OF GROWTH FUND FOLLOWING THE REORGANIZATION

        As indicated above, the investment objectives and policies of the two Funds are substantially similar. Based on its review of the investment portfolios of each Fund, INVESCO believes that all of the assets held by Value Fund will be consistent with the investment policies of Growth Fund and thus can be transferred to and held by Growth Fund if the Reorganization Plan is approved. If, however, Value Fund has any assets that may not be held by Growth Fund, those assets will be sold prior to the Reorganization. The proceeds of such sales will be held in temporary investments or reinvested in assets that qualify to be held by Growth Fund. The possible need for Value Fund to dispose of assets prior to the Reorganization could result in selling securities at a disadvantageous time and could result in Value Fund's realizing losses that would not otherwise have been realized. Alternatively, these sales could result in Value Fund's realizing gains that would not otherwise have been realized, the net proceeds of which would be included in a distribution to its shareholders prior to the Reorganization.

        As discussed above, INVESCO serves as investment adviser to both Funds, and IMR serves as sub-adviser to Value Fund. After the Reorganization, INVESCO, in its capacity as investment adviser to Growth Fund, will have sole responsibility for managing the Funds' combined assets. In addition, the directors and officers of Growth Fund, its distributor and other outside agents will continue to serve the Fund in their current capacities.

PURCHASES AND REDEMPTIONS

        PURCHASES. Shares of each Fund may be purchased by wire, telephone, mail or direct payroll purchase. The shares of each Fund are sold on a continuous basis at the net asset value ("NAV") per share next calculated after receipt of a purchase order in good form. The NAV per share for each Fund is computed separately and is determined once each day that the New York Stock Exchange is open ("Business Day") as of the close of regular trading on the Exchange, but may also be computed at other times. For a more complete discussion of share purchases, see "How to Buy Shares" in either the Growth Fund Prospectus or the Value Fund Prospectus.

        REDEMPTIONS. Shares of each Fund may be redeemed by telephone or by mail. Redemptions are made at the NAV per share of each Fund next determined after a request in proper form is received at the Fund's office. Normally, payments for shares redeemed will be mailed within seven days following receipt of the required documents. For a more complete discussion of share redemption procedures, see "How to Sell Shares" in either the Growth Fund Prospectus or the Value Fund Prospectus.

        Value Fund shares will no longer be available for purchase on the Business Day following the Closing Date. Redemptions of Value Fund's shares may be effected through the Closing Date.

EXCHANGES

        Shares of each Fund may be exchanged for shares of another INVESCO Fund on the basis of their respective NAVs at the time of the exchange. After the Reorganization, shares of Growth Fund will continue to be exchangeable for shares of another INVESCO Fund. For a more complete discussion of the Funds' exchange policies, see "How to Buy Shares" in either Fund's Prospectus.

DIVIDENDS AND OTHER DISTRIBUTIONS

        Each Fund earns investment income in the form of interest and dividends on investments. Dividends paid by each Fund are based solely on its investment income. Each Fund's policy is to distribute substantially all of its investment income, less expenses, to shareholders on an annual or semiannual basis, at the discretion of the Board of that Fund. Dividends are automatically reinvested in additional shares of a Fund at the net asset value on the payable date unless otherwise requested.

        Each Fund also realizes capital gains and losses when it sells securities or derivatives for more or less than it paid. If total gains on these sales exceed total losses (including losses carried forward from previous years), the Fund has capital gain net income. Net realized capital gains, if any, together with net gains realized on foreign currency transactions, if any, are distributed to each Fund's shareholders at least annually, usually in December. Capital gains distributions are automatically reinvested in additional shares of a Fund on the payable date unless otherwise requested.

        On or before the Closing Date, Value Fund will declare as a distribution substantially all of its net investment income and realized net capital gain, if any, and distribute that amount plus any previously declared but unpaid dividends, in order to continue to maintain its tax status as a regulated investment company.

FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION

        The Funds will receive an opinion of their counsel, Kirkpatrick & Lockhart LLP, to the effect that the Reorganization will constitute a tax-free reorganization within the meaning of section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended ("Code"). Accordingly, neither Fund will recognize any gain or loss as a result of the Reorganization. See "The Proposed Transaction - Federal Income Tax Considerations," below. To the extent Value Fund sells securities prior to the Closing Date, there may be net recognized gains or losses to the Fund. Any net recognized gains would increase the amount of any distribution made to shareholders of Value Fund prior to the Closing Date.

                      COMPARISON OF PRINCIPAL RISK FACTORS

        An investment in Growth Fund is subject to specific risks arising from the types of securities in which the Fund invests and general risks arising from investing in any mutual fund. The principal specific risks associated with investing in Growth Fund include:

        SMALL CAP COMPANIES. The small cap companies represented in the Fund's investment portfolio (particularly those trading "over the counter") may be in the early stages of development, have limited product lines, markets or financial resources, and/or lack management depth. These factors may expose these companies to more intense competitive pressures, greater volatility in earnings, and relative illiquidity or erratic price movements for the companies' securities, compared to larger, more established companies or the market averages in general.

        DEBT SECURITIES. The Fund's investments in debt securities generally are subject to both credit risk and market risk. Credit risk relates to the ability of the issuer to meet interest or principal payments, or both, as they come due. Market risk relates to the fact that the market values of the debt securities generally will be affected by changes in the level of interest rates. An increase in interest rates will tend to reduce the market values of outstanding debt securities, whereas a decline in interest rates will tend to increase their values.

        FOREIGN SECURITIES. The Fund may invest up to 25% of its assets in foreign securities. Investments in foreign securities are influenced not only by the returns on the foreign investments themselves, but also by currency fluctuations. In addition, there is generally less publicly available information, reports and ratings about foreign companies and other foreign issuers than that which is available about companies and issuers in the United States. Foreign issuers are also generally subject to fewer uniform accounting, auditing and financial reporting standards, practices and requirements as compared to those applicable to U.S. issuers. The Fund's adviser normally purchases foreign securities in over-the-counter markets or on foreign exchanges, which are generally not as developed or efficient as those in the United States and are subject to less government supervision and regulation. Moreover, with respect to certain foreign countries, there is the possibility of adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of funds or other assets of a Fund, political or social instability, or diplomatic developments that could affect U.S. investments in those countries. Investments in American Depository

Receipts ("ADRs") are subject to some of the same risks as direct investments in foreign securities, including the risk that material information about the issuer may not be disclosed in the United States and the risk that currency fluctuations may adversely affect the value of the ADR.

        ILLIQUID AND RULE 144A SECURITIES. The Fund may invest in illiquid securities, including restricted securities and other investments that are not readily marketable. Restricted securities are securities that are subject to restrictions on their resale because they have not been registered under the Securities Act of 1933 ("1933 Act") or because, based upon their nature or the market for such securities, they are not readily marketable. These limitations on resale and marketability may have the effect of preventing the Fund from disposing of such a security at the time desired or at a reasonable price. In addition, in order to resell a restricted security, the Fund might have to bear the expense and incur the delays associated with registering the security. The Fund may also invest in restricted securities that can be resold to institutional investors in accordance with Rule 144A under the 1933 Act ("Rule 144A Securities"). However, an insufficient number of qualified institutional buyers interested in purchasing a Rule 144A Security held by the Fund could adversely affect the marketability of such security, and the Fund might be unable to dispose of the security promptly or at a reasonable price.

        DELAYED DELIVERY OR WHEN-ISSUED SECURITIES. The Fund may invest in when-issued or delayed delivery securities, that is, with settlement taking place in the future. The payment obligation and the interest rate received on the securities generally are fixed at the time the Fund enters into the commitment. Between the date of purchase and the settlement date, the market value of the securities may vary, and no interest is payable to the Fund prior to settlement.

        OPTIONS ON SECURITIES AND INDICES. Options on securities and indices are traded on the Chicago Board Options Exchange and other securities exchanges that are regulated by the Securities and Exchange Commission ("SEC"). An option position in an exchange-traded option may be closed out on an options exchange only when a secondary market for an option of the same series exists. Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option at any particular time. In such event, it might not be possible to effect closing transactions in a particular option, with the result that the Fund would have to exercise the option in order to realize any profit. This would result in the Fund incurring brokerage commissions upon the disposition of underlying securities acquired through the exercise of a call option or upon the purchase of underlying securities upon the exercise of a put option. If, as a covered call option writer, the Fund is unable to effect a closing purchase transaction in a secondary market, unless the Fund is required to deliver the securities pursuant to the assignment of an exercise notice, it will not be able to sell the underlying security until the option expires. In addition, with respect to options on securities and indices that are traded over-the-counter, if the transacting dealer fails to make or take delivery of the securities underlying an option it has written, in accordance with the terms of that option as written, the Fund would lose the premium paid for the option as well as any anticipated benefit of the transaction. For a more detailed discussion of the Fund's use of options on securities and indices and the risks of these investment practices, see "Investment Policies and Restrictions" in Growth Fund's Statement of Additional Information.

        TURNOVER RATE. The Fund's investment portfolio is actively traded. Because the Fund's strategy highlights many short-term factors - current information about a company, investor interest, price movements of the company's securities and general market and monetary conditions -- securities may be bought and sold relatively frequently. The Fund's portfolio turnover rate may be higher than that of many other mutual funds, sometimes exceeding 200%. This turnover may result in greater brokerage commissions and acceleration of capital gains, which are taxable when distributed to shareholders.

        YEAR 2000. Many computer systems in use today may not be able to recognize any date after December 31, 1999. If these systems are not fixed by that date, it is possible that they could generate erroneous information or fail altogether. INVESCO has committed substantial resources in an effort to make sure that its own major computer systems will continue to function on and after January 1, 2000. In addition, the markets for, or value of, securities in which the Funds invest may possibly be hurt by computer failures affecting portfolio investments or trading of securities beginning January 1, 2000. For example, improperly functioning systems could result in securities trade settlement problems and liquidity issues, production issues for individual companies and overall economic uncertainties. Individual issuers may incur increased costs in making their own systems Year 2000 complaint. The combination of market uncertainty and increased costs means that there is a possibility that Year 2000 computer issues may adversely affect the Fund's investments.

        Because Value Fund's investment objective and policies are substantially similar to those of Growth Fund, an investment in Value Fund is subject to many of the same specific risks as an investment in Growth Fund. Although Value Fund's investment portfolio is also actively traded, its portfolio turnover rate (which at times exceeds 100%) is generally lower than that of Growth Fund. As a result, Value Fund may be expected to have lower brokerage fees and be less likely to experience accelerated capital gains.

                                   THE PROPOSED TRANSACTION

REORGANIZATION PLAN

        The terms and conditions under which the proposed transaction will be consummated are set forth in the Reorganization Plan. Significant provisions of the Reorganization Plan are summarized below; however, this summary is qualified in its entirety by reference to the Reorganization Plan, which is attached as Appendix B to this Proxy Statement.

        The Reorganization Plan provides for (a) the acquisition by Growth Fund on the Closing Date of all of the assets of Value Fund in exchange solely for Growth Fund shares and the assumption by Growth Fund of all of Value Fund's liabilities and (b) the distribution of those Growth Fund shares to the shareholders of Value Fund.

        The assets of Value Fund to be acquired by Growth Fund include all cash, cash equivalents, securities, receivables, claims and rights of action, rights to register shares under applicable securities laws, books and records, deferred and prepaid expenses shown as assets on Value Fund's books, and all other property owned by Value Fund. Growth Fund will assume from Value Fund all liabilities, debts, obligations and duties of Value Fund of whatever kind or nature; provided, however, that Value Fund will use its best efforts to discharge all of its known liabilities before the Closing Date. Growth Fund will deliver its shares to Value Fund, which will distribute the shares to Value Fund's shareholders.

        The value of Value Fund's assets to be acquired by Growth Fund and the NAV per share of the Growth Fund shares to be exchanged for those assets will be determined as of the close of regular trading on the New York Stock Exchange on the Closing Date ("Valuation Time"), using the valuation procedures described in each Fund's then-current Prospectus and Statement of Additional Information. Value Fund's net value shall be the value of its assets to be acquired by Growth Fund, less the amount of Value Fund's liabilities, as of the Valuation Time.

        On, or as soon as practicable after, the Closing Date, Value Fund will distribute the Growth Fund shares it receives PRO RATA to its shareholders of record as of the effective time of the Reorganization, so that each Value Fund shareholder will receive a number of full and fractional Growth Fund shares equal in aggregate value to the shareholder's holdings in Value Fund. Value Fund will be terminated as soon as practicable after the share distribution. The shares will be distributed by opening accounts on the books of Growth Fund in the names of Value Fund shareholders and by transferring to those accounts the shares previously credited to the account of Value Fund on those books. Fractional shares in Growth Fund will be rounded to the third decimal place.

        Because Growth Fund shares will be issued at NAV in exchange for the net assets of Value Fund, the aggregate value of Growth Fund shares issued to Value Fund shareholders will equal the aggregate value of Value Fund shares. The NAV per share of Growth Fund will be unchanged by the transaction. Thus, the Reorganization will not result in a dilution of any shareholder's interest.

        Any transfer taxes payable upon the issuance of Growth Fund shares in a name other than that of the registered Value Fund shareholder will be paid by the person to whom those shares are to be issued as a condition of the transfer. Any reporting responsibility of Value Fund to a public authority will continue to be its responsibility until it is dissolved.

        Half of the cost of the Reorganization, including professional fees and the cost of soliciting proxies for the Meeting, consisting principally of printing and mailing expenses, together with the cost of any supplementary solicitation, will be borne by INVESCO, the investment adviser to each Fund, and half by Growth Fund and Value Fund. The Boards of Diversified Funds and Emerging Opportunity Funds each considered the fact that INVESCO will pay half of these expenses in approving the Reorganization and finding that the Reorganization is in the best interests of its Fund.

        The consummation of the Reorganization is subject to a number of conditions set forth in the Reorganization Plan, some of which may be waived by either Fund. In addition, the Reorganization Plan may be amended in any mutually agreeable manner, except that no amendment may be made subsequent to the Meeting that has a material adverse effect on the interests of Value Fund's shareholders.

REASONS FOR THE REORGANIZATION

        The Board of Diversified Funds, including a majority of its Independent Directors, has determined that the Reorganization is in the best interests of Value Fund, that the terms of the Reorganization are fair and reasonable and that the interests of Value Fund's shareholders will not be diluted as a result of the Reorganization. The Board of Emerging Opportunity Funds, including a majority of its Independent Directors, has determined that the Reorganization is in the best interests of Growth Fund, that the terms of the Reorganization are fair and reasonable and that the interests of Growth Fund's shareholders will not be diluted as a result of the Reorganization.

        In approving the Reorganization, each Board, including a majority of its Independent Directors, considered a number of factors, including the following:

        (1) the compatibility of the Funds' investment objectives, policies and restrictions;

        (2) the effect of the Reorganization on the Funds' expected investment performance;

        (3) the effect of the Reorganization on the expense ratio of each Fund relative to its current expense ratio;

        (4) the costs to be incurred by each Fund as a result of the Reorganization;

        (5)  the tax consequences of the Reorganization;

        (6) possible alternatives to the Reorganization, including whether Value Fund could continue to operate on a stand-alone basis or should be liquidated; and

        (7) the potential benefits of the Reorganization to INVESCO and to other persons.

        The Reorganization was recommended to the Board of each Fund by INVESCO at meetings of the Boards held on February 3, 1999. In recommending the Reorganization, INVESCO advised the Boards that the investment advisory and administration fee schedule applicable to Growth Fund would be equal to that currently in effect for Value Fund and that it is likely INVESCO would cease to absorb expenses of Value Fund. The Board considered the fact that Growth Fund has a better performance record and that Value Fund has had more difficulty in attracting assets than Growth Fund. The Board also considered the similarity in investment objective and portfolio composition between the two Funds. Further, the Boards were advised by INVESCO that, because Growth Fund has greater net assets than Value Fund, combining the two Funds could reduce the expenses borne by Value Fund as a percentage of net assets. In addition, INVESCO advised the Board that any reduction in the expense ratios of the Funds as a result of the Reorganization could benefit INVESCO by reducing or eliminating any reimbursements or waivers of expenses resulting from INVESCO's obligation to limit the expenses of each Fund. The Boards were also advised that following the Reorganization, the expense ratio for Growth Fund may decrease because the investment advisory and administration fee paid by that Fund decreases as its size increases.

DESCRIPTION OF SECURITIES TO BE ISSUED

        Emerging Opportunity Funds is registered with the SEC as an open-end management investment company. It has an authorized capitalization of 600 million shares of common stock (par value $0.01 per share). Shares of Growth Fund entitle their holders to one vote per full share and fractional votes for fractional shares held.

        Growth Fund does not hold annual meetings of shareholders. There normally will be no meetings of shareholders for the purpose of electing directors unless fewer than a majority of the directors holding office have been elected by shareholders, at which time the directors then in office will call a shareholders' meeting for the election of directors. The directors will call annual or special meetings of shareholders for action by shareholder vote as may be required by the 1940 Act or the Fund's Articles of Incorporation, or at their discretion.

        At a meeting to be held concurrently with the Meeting, shareholders of Growth Fund are being asked to approve a proposal that would convert Growth Fund to a series of INVESCO Stock Funds, Inc. (formerly, INVESCO Capital Appreciation Funds, Inc.) ("Stock Funds"). If approved, that conversion would have no material effect on the shareholders, operations, directors and officers, operations or management of Growth Fund. The sole purpose of the change is to combine all of the INVESCO Funds that invest in equity securities of U.S. issuers into a single overall corporate entity.

TEMPORARY WAIVER OF INVESTMENT RESTRICTIONS

        Certain fundamental investment restrictions of Value Fund, which prohibit it from acquiring more than a stated percentage of ownership of another company, might be construed as restricting its ability to carry out the Reorganization. By approving the Reorganization Plan, Value Fund shareholders will be agreeing to waive, only for the purpose of the Reorganization, those fundamental investment restrictions that could prohibit or otherwise impede the transaction.

FEDERAL INCOME TAX CONSIDERATIONS

        The exchange of Value Fund's assets for Growth Fund shares and Growth Fund's assumption of Value Fund's liabilities is intended to qualify for federal income tax purposes as a tax-free reorganization under section 368(a)(1)(C) of the Code. The Funds will receive an opinion of their counsel, Kirkpatrick & Lockhart LLP, substantially to the effect that--

               (1) Growth Fund's acquisition of Value Fund's assets in exchange solely for Growth Fund shares and Growth Fund's assumption of Value Fund's liabilities, followed by Value Fund's distribution of those shares PRO RATA to its shareholders constructively in exchange for their Value Fund shares, will constitute a "reorganization" within the meaning of section 368(a)(1)(C) of the Code, and each Fund will be "a party to a reorganization" within the meaning of section 368(b) of the Code;

               (2) Value Fund will recognize no gain or loss on the transfer to Growth Fund of its assets in exchange solely for Growth Fund shares and Growth Fund's assumption of Value Fund's liabilities or on the subsequent distribution of those shares to Value Fund's shareholders in constructive exchange for their Value Fund shares:

               (3) Growth Fund will recognize no gain or loss on its receipt of the transferred assets in exchange solely for Growth Fund shares and its assumption of Value Fund's liabilities;

               (4) Growth Fund's basis for the transferred assets will be the same as the basis thereof in Value Fund's hands immediately before the Reorganization, and Growth Fund's holding period for those assets will include Value Fund's holding period therefor;

               (5) A Value Fund shareholder will recognize no gain or loss on the constructive exchange of all its Value Fund shares solely for Growth Fund shares pursuant to the Reorganization; and

               (6) A Value Fund shareholder's aggregate basis for the Growth Fund shares to be received by it in the Reorganization will be the same as the aggregate basis for its Value Fund shares to be constructively surrendered in exchange for those Growth Fund shares, and its holding period for those Growth Fund shares will include its holding period for those Value Fund shares, provided they are held as capital assets by the shareholder on the Closing Date.

        The tax opinion may state that no opinion is expressed as to the effect of the Reorganization on the Funds or any shareholder with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

        Shareholders of Value Fund should consult their tax advisers regarding the effect, if any, of the Reorganization in light of their individual circumstances. Because the foregoing discussion only relates to the federal income tax consequences of the Reorganization, those shareholders also should consult their tax advisers about state and local tax consequences, if any, of the Reorganization.

CAPITALIZATION

        The following table shows the capitalization of each Fund as of November 30, 1998 (unaudited), and on a pro forma combined basis (unaudited) as of November 30, 1998, giving effect to the Reorganization:

                                                                   COMBINED FUND
                                        GROWTH FUND   VALUE FUND    (PRO FORMA)
Net Assets........................      $273,395,598  $59,429,597   $332,825,195
Net Asset Value Per Share.........            $11.56       $10.33         $11.56
Shares Outstanding................        23,648,672    5,754,669     28,789,641

ADDITIONAL INFORMATION ABOUT GROWTH FUND

        FINANCIAL HIGHLIGHTS

        The table below provides selected per share data and ratios for one share of Growth Fund for each of the periods shown. This information is supplemented by the financial statements and accompanying notes in Growth Fund's Annual Report to Shareholders for the fiscal year ended May 31, 1998, and the unaudited financial statements and accompanying notes in Growth Fund's Semi-Annual Report to Shareholders for the six-month period ended November 30, 1998, which are incorporated by reference into the Statement of Additional Information. The financial statements and notes for the fiscal years ended May 31, 1998 and earlier shown below have been audited by PricewaterhouseCoopers LLP, independent accountants, whose report is included in the Annual Report to Shareholders.


                                        Six months
                                          Ended                           Year Ended
                                        November                            May 31
                                            30
                                        -----------      --------------------------------------------
                                           1998          1998     1997     1996     1995      1994
                                        (unaudited)

PER SHARE DATA
Net Asset Value -
  Beginning of Period                      $11.90       $12.82   $14.38    $9.37   $11.40     $9.89
                                        -----------     -------- -------- -------- -------- ---------

INCOME FROM
  INVESTMENT OPERATIONS
Net Investment Income (Loss)                (0.03)       (0.06)   (0.07)   (0.06)    0.04     (0.01)
Net Gains or (Losses) on
  Securities (Both Realized
  and Unrealized)                           (0.31)        2.56     0.96     5.25     0.46      1.53
                                        -----------     ---------------------------------------------

Total from Investment
  Operations                                (0.34)        2.50    (1.03)    5.19     0.50      1.52
                                        -----------     ---------------------------------------------

LESS DISTRIBUTIONS
Dividends from Net  Investment
  Income                                     0.00         0.00     0.00     0.00     0.04      0.00
Distribution from Capital
  Gains                                      0.00         3.42     0.53     0.18     2.49      0.01
                                        -----------     ---------------------------------------------

Total Distributions                          0.00         3.42     0.53     0.18     2.53      0.01
                                        -----------     ---------------------------------------------
Net Asset Value - End of Period            $11.56       $11.90   $12.82   $14.38    $9.37    $11.40
                                        -----------     ---------------------------------------------

Total Return                            (2.86%)(a)       22.65%   (7.08%)  55.78%    4.98%    15.34%
===== ======

RATIOS
Net Assets - End of Period
  ($000 Omitted)                         $273,396     $272,619 $294,259 $370,029 $153,727  $176,510
Ratio of Expenses to Average
  Net Assets (b)                       0.76%(a)(c)    1.48%(c)  1.52%(c)  1.48%(c)   1.49%     1.37%
Ratio of Net Investment
  Income (Loss) to Average
  Net Assets (b)                        (0.26%)(a)      (0.42%)  (0.55%)  (0.78%)    0.41%   (0.26%)
Portfolio Turnover Rate                        91%         158%     216%     221%     228%      196%

(a) Based on operations for the period shown and, accordingly, are not representative of a full year.

(b)  Various expenses of the Fund were  voluntarily  absorbed by INVESCO for the six months ended November 30, 1998 and the years ended May 31, 1997 and 1995. If such expenses had not been  voluntarily  absorbed,  ratio of expenses to average net assets would have been 0.79%,  1.54% and 1.52%,  respectively,  and ratio of net investment income to average net assets would have been (0.29%), (0.57%) and
0.38%,  respectively.
(c)  Ratio is based on Total  Expenses of the Fund,  less  Expenses  Absorbed by
Investment  Adviser,   if  applicable,   which  is  before  any  expense  offset
arrangements.

        REQUIRED  VOTE.   Approval  of  the  Reorganization  Plan  requires  the
affirmative  vote of a majority of the  outstanding  voting  securities of Value
Fund.

  THE BOARD UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" PROPOSAL 1

PART II. PROPOSED ORGANIZATIONAL MATTER

        PROPOSAL 1 SEEKS SHAREHOLDER APPROVAL TO REORGANIZE VALUE FUND INTO GROWTH FUND. IF PROPOSAL 1 IS APPROVED, SHAREHOLDERS WILL RECEIVE FULL AND FRACTIONAL SHARES OF GROWTH FUND EQUIVALENT IN AGGREGATE VALUE TO THE SHARES OF VALUE FUND THAT THEY OWNED ON THE CLOSING DATE AND PROPOSAL 2 WILL HAVE NO EFFECT. HOWEVER, WHETHER OR NOT SHAREHOLDERS VOTE TO APPROVE THE REORGANIZATION PLAN AS SET FORTH IN PROPOSAL 1, THE BOARD RECOMMENDS THAT SHAREHOLDERS APPROVE PROPOSAL 2, SET FORTH BELOW. THIS PROPOSAL IS INTENDED TO RATIONALIZE THE OPERATIONS OF VALUE FUND BY RESTRUCTURING VALUE FUND AS A SERIES OF STOCK FUNDS, RATHER THAN A SERIES OF DIVERSIFIED FUNDS.

        PROPOSAL 2. TO APPROVE AN AGREEMENT AND PLAN OF CONVERSION AND TERMINATION ("CONVERSION PLAN") PROVIDING FOR THE CONVERSION OF VALUE FUND FROM DIVERSIFIED FUNDS TO A SEPARATE SERIES OF STOCK FUNDS ("CONVERSION")

        Value Fund is presently organized as the only series of Diversified Funds. The Board, including a majority of its Independent Directors, has approved the Conversion Plan attached to this Proxy Statement as Appendix C. The Conversion Plan provides for the conversion of Value Fund from Diversified Funds, a Maryland corporation, to a newly established separate series (the "New Series") of Stock Funds, also a Maryland corporation. THE PROPOSED CHANGE WILL HAVE NO MATERIAL EFFECT ON THE SHAREHOLDERS, OFFICERS, OPERATIONS, OR MANAGEMENT OF VALUE FUND.

        The New Series, which has not yet commenced business operations and was established for the purpose of effecting the Conversion, will carry on the business of Value Fund following the Conversion and will have investment objectives, policies, and limitations identical to those of Value Fund. The investment objectives, policies, and limitations of Value Fund will not change except as approved by shareholders and as described in Proposal 3 of this Proxy Statement. Since both Diversified Funds and Stock Funds are Maryland corporations organized under substantially similar Articles of Incorporation, the rights of the security holders of Value Fund under state law and its governing documents are expected to remain unchanged after the Conversion. Shareholder voting rights under both Diversified Funds and Stock Funds are currently based on the number of shares owned. The same individuals serve as Directors of both Diversified Funds and Stock Funds

        INVESCO, Value Fund's investment adviser, will be responsible for providing the New Series with various administrative services and supervising the New Series' daily business affairs, subject to the supervision of Stock Funds' Board, under a management contract substantially identical to the contract in effect between INVESCO and Diversified Funds immediately prior to the Closing Date. IMR, Value Fund's sub-adviser, will have primary responsibility for providing investment advice and research services to the New Series under a Sub-Advisory Agreement substantially identical to the agreement in effect between IMR and INVESCO immediately prior to the Closing Date. Value Fund's distribution agent, IDI, will distribute shares of the New Series under a General Distribution Agreement substantially identical to the contract in effect between IDI and Diversified Funds immediately prior to the Closing Date.

REASON FOR THE PROPOSED CONVERSION

        Diversified Funds' Board unanimously recommends conversion of Value Fund to a separate series of Stock Funds (I.E., the New Series). The proposed conversion is part of an overall plan that involves the conversion of other INVESCO Funds as well. The goal of the conversions is to combine similar types of funds into a single corporate entity. Ultimately, if all of the conversions are approved, the INVESCO Funds will be organized into a group of core companies, with one core company for each major fund type - for example, all INVESCO Funds that invest internationally will be series of one core company, all INVESCO Funds that invest solely in debt securities will be a series of one core company, and all INVESCO Funds that invest in equity securities of domestic issuers will be series of one core company. Moving Value Fund from Diversified Funds to Stock Funds will also consolidate and streamline the production and mailing of certain financial reports and legal documents, reducing expense to Value Fund. THE PROPOSED CHANGE WILL HAVE NO MATERIAL EFFECT ON THE SHAREHOLDERS, OFFICERS, OPERATIONS, OR MANAGEMENT OF VALUE FUND.

        The proposal to present the Conversion Plan to shareholders was approved by Diversified Funds' Board, including all of its Independent Directors, on February 3, 1999. The Board recommends that Value Fund shareholders vote FOR the approval of the Conversion Plan. Such a vote encompasses approval of both: (i) the conversion of Value Fund to a separate series of Stock Funds; and (ii) a temporary waiver of certain investment limitations of Value Fund to permit the Conversion (see "Temporary Waiver of Investment Restrictions" below). If shareholders of Value Fund do not approve the Reorganization Plan set forth in Proposal 1, which provides for combining Value Fund with Growth Fund and do not approve the alternative Conversion Plan set forth herein, Value Fund will continue to operate as the sole series of Diversified Funds.

SUMMARY OF THE CONVERSION PLAN

        The following discussion summarizes the important terms of the Conversion Plan. This summary is qualified in its entirety by reference to the Conversion Plan itself, which is attached as Appendix C to this Proxy Statement.

        If this Proposal is approved by shareholders, then on the Closing Date Value Fund will transfer all of its assets to the New Series in exchange solely for shares of the New Series ("New Series Shares") equal to the number of Value Fund shares outstanding on the Closing Date ("Value Fund Shares") and the assumption by the New Series of all of the liabilities of Value Fund. Immediately thereafter, Value Fund will constructively distribute to each Value Fund shareholder one New Series Share for each Value Fund Share held by the shareholder on the Closing Date, in liquidation of such Value Fund Shares. As soon as is practicable after this distribution of New Series Shares, Value Fund will be terminated and will be wound up and liquidated. UPON COMPLETION OF THE CONVERSION, EACH VALUE FUND SHAREHOLDER WILL OWN FULL AND FRACTIONAL NEW SERIES SHARES EQUAL IN NUMBER AND AGGREGATE NAV TO HIS OR HER VALUE FUND SHARES.

        The Conversion Plan obligates Stock Funds, on behalf of the New Series, to enter into: (i) a Management Contract with INVESCO with respect to the New Series (the "New Management Contract"); (ii) a Sub-Advisory Agreement between INVESCO and IMR with respect to the New Series (the "New Sub-Advisory
Agreement") and (iii) a Distribution and Service Plan under Rule 12b-1 promulgated under the 1940 Act (the "New 12b-1 Plan") with respect to the New Series (collectively, the "New Agreements"). Approval of the Conversion Plan will authorize Diversified Funds (which will be issued a single share of the New Series on a temporary basis) to approve the New Agreements as sole initial shareholder of the New Series. Each New Agreement will be identical to the corresponding contract, agreement, or plan in effect with respect to Diversified Funds immediately prior to the Closing Date.

        The New Agreements will take effect on the Closing Date, and each will continue in effect through June 1, 2000. Thereafter, the New Management Contract and New Sub-Advisory Agreement will continue in effect only if their respective continuances are approved at least annually: (i) by the vote of a majority of Stock Funds' Independent Directors cast in person at a Meeting called for the purpose of voting on such approval; and (ii) by the vote of a majority of Stock Funds' directors or a majority of the outstanding voting shares of the New Series. The New 12b-1 Plan will continue in effect only if approved annually by a vote of Stock Funds' Independent Directors, cast in person at a meeting called for that purpose. The New Management Contract and New Sub-Advisory Agreement will be terminable without penalty on sixty days' written notice either by Stock Funds, INVESCO, or IMR, as the case may be, and each will terminate automatically in the event of its assignment. The New 12b-1 Plan will be terminable at any time without penalty by a vote of a majority of Stock Funds' Independent Directors or a majority of the outstanding voting shares of the New Series.

        Stock Funds' Board will hold office  without  limit in time except that:
(i) any director may resign; and (ii) any director may be removed at a special meeting of Stock Funds' shareholders at which a quorum is present by the affirmative vote of a majority of the outstanding voting shares of Stock Funds. In case a vacancy shall for any reason exist, a majority of the remaining directors, though less than a quorum, will vote to fill such vacancy by appointing another director, so long as, immediately after such appointment, at least two-thirds of the directors then holding office have been elected by shareholders. If, at any time, less than a majority of the directors holding office have been elected by shareholders, the directors then in office will promptly call a shareholders' meeting for the purpose of electing directors. Otherwise, there need normally be no meetings of shareholders for the purpose of electing directors.

        Assuming the Conversion Plan is approved and the Reorganization Plan set forth in proposal 1 is not approved, it is currently contemplated that the Conversion will become effective on the Closing Date. However, the Conversion may become effective at such other date as to which Diversified Funds and Stock Funds may agree in writing.

        The  obligations  of  Diversified   Funds  and  Stock  Funds  under  the
Conversion Plan are subject to various conditions as stated therein. Notwithstanding the approval of the Conversion Plan by Value Fund shareholders, it may be terminated or amended at any time prior to the Conversion by action of either Board to provide against unforeseen events, if: (i) there is a material breach by the other party of any representation, warranty, or agreement contained in the Conversion Plan to be performed at or prior to the Closing Date; or (ii) it reasonably appears that the other party will not or cannot meet a condition of the Conversion Plan. Either Diversified Funds or Stock Funds may at any time waive compliance with any of the covenants and conditions contained in, or may amend, the Conversion Plan, provided that the waiver or amendment does not materially adversely affect the interests of Value Fund shareholders.

CONTINUATION OF VALUE FUND SHAREHOLDER ACCOUNTS

        Stock Funds' transfer agent will establish accounts for the New Series shareholders containing the appropriate number of New Series Shares to be received by each holder of Value Fund Shares under the Conversion Plan. Such accounts will be identical in all material respects to the accounts currently maintained by Value Fund's transfer agent for its shareholders.

EXPENSES

        Half of the cost of the Conversion will be borne by INVESCO, Value Fund's investment adviser, and the remaining half by Value Fund and the New Series.

TEMPORARY WAIVER OF INVESTMENT RESTRICTIONS

        Certain fundamental investment restrictions of Value Fund, which prohibit it from acquiring more than a stated percentage of ownership of another company, might be construed as restricting Value Fund's ability to carry out the Conversion. By approving the Conversion Plan, Value Fund shareholders will be agreeing to waive, only for the purpose of the Conversion, those fundamental investment restrictions that could prohibit or otherwise impede the transaction.

TAX CONSEQUENCES OF THE CONVERSION

        Both Diversified Funds and Stock Funds will receive an opinion from their counsel, Kirkpatrick & Lockhart LLP, that the Conversion will constitute a tax-free reorganization within the meaning of section 368(a)(1)(F) of the Code. Accordingly, Value Fund, Growth Fund, and Value Fund's shareholders will recognize no gain or loss for federal income tax purposes upon (i) the transfer of Value Fund's assets in exchange solely for New Series Shares and the assumption by the New Series of Value Fund's liabilities or (ii) the distribution of the New Series Shares to Value Fund's shareholders in liquidation of their Value Fund Shares. The opinion will further provide, among other things, that (a) a Value Fund shareholder's aggregate basis for federal income tax purposes of the New Series Shares to be received by the shareholder in the Conversion will be the same as the aggregate basis of his or her Value Fund Shares to be constructively surrendered in exchange for those New Series Shares, and (b) a Value Fund shareholder's holding period for his or her New Series Shares will include the shareholder's holding period for his or her Value Fund Shares, provided that those Value Fund Shares were held as capital assets at the time of the Conversion.

CONCLUSION

        The Board has concluded that the proposed Conversion Plan is in the best interests of Value Fund's shareholders, provided the Reorganization Plan set forth in Proposal 1 is not approved. A vote in favor of the Conversion Plan encompasses: (i) approval of the conversion of Value Fund to the New Series;
(ii) approval of the temporary waiver of certain investment limitations of Value Fund to permit the Conversion (see "Temporary Waiver of Investment Restrictions" above); and (iii) authorization of Diversified Funds, as sole initial shareholder of the New Series, to approve: (a) a Management Contract with respect to the New Series between Stock Funds and INVESCO; (b) a Sub-Advisory Agreement with respect to the new Series between INVESCO and IMR; and (c) a Distribution and Service Plan under Rule 12b-1 with respect to the New Series. Each of these New Agreements will be identical to the corresponding contract, agreement or plan in effect with Value Fund immediately prior to the Closing Date. If approved, the Conversion Plan will take effect on the Closing Date. If neither the Conversion Plan nor the Reorganization of Value Fund under Proposal 1 is approved, Value Fund will continue to operate as the sole series of Diversified Funds

        REQUIRED VOTE. Approval of the Conversion Plan requires the affirmative vote of a majority of the outstanding voting securities of Value Fund.

               THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS
                              VOTE "FOR" PROPOSAL 2

PART III. PROPOSED MODIFICATIONS TO FUNDAMENTAL INVESTMENT RESTRICTIONS AND ROUTINE CORPORATE GOVERNANCE MATTERS

        THESE PROPOSALS MAKE CERTAIN ROUTINE CHANGES TO MODERNIZE SOME OF VALUE FUND'S FUNDAMENTAL INVESTMENT RESTRICTIONS AND SEEK SHAREHOLDER APPROVAL OF CERTAIN ROUTINE CORPORATE GOVERNANCE MATTERS. IF THE REORGANIZATION DESCRIBED IN PROPOSAL 1 IS APPROVED BY SHAREHOLDERS AT THE MEETING, THE PROPOSED FUNDAMENTAL RESTRICTION CHANGES WILL NOT BE IMPLEMENTED BECAUSE VALUE FUND SHAREHOLDERS WILL BECOME SHAREHOLDERS OF GROWTH FUND. WHETHER OR NOT SHAREHOLDERS VOTE TO APPROVE THE REORGANIZATION DESCRIBED IN PROPOSAL 1, THE BOARD RECOMMENDS THAT SHAREHOLDERS APPROVE THE PROPOSALS SET FORTH BELOW.

        PROPOSAL 3. TO APPROVE AMENDMENTS TO THE FUNDAMENTAL INVESTMENT RESTRICTIONS OF VALUE FUND

        As required by the 1940 Act, Value Fund has adopted certain fundamental investment restrictions and policies ("fundamental restrictions"), which are set forth in the Fund's Statement of Additional Information. These fundamental restrictions may be changed only with shareholder approval. Restrictions and policies that the Fund has not specifically designated as fundamental are considered to be "non-fundamental" and may be changed by the Board of Diversified Funds without shareholder approval.

        Some of Value Fund's fundamental restrictions reflect past regulatory, business or industry conditions, practices or requirements that are no longer in effect. Also, as other INVESCO Funds have been created over the years, these Funds have adopted substantially similar fundamental restrictions that often have been phrased in slightly different ways, resulting in minor but unintended differences in effect or potentially giving rise to unintended differences in interpretation. Accordingly, the Board of Diversified Funds has approved revisions to Value Fund's fundamental restrictions in order to simplify, modernize and make the Fund's fundamental restrictions more uniform with those of the other INVESCO Funds.

        The Board believes that eliminating the disparities among the INVESCO Funds' fundamental restrictions will enhance management's ability to manage the funds' assets efficiently and effectively in changing regulatory and investment environments and permit directors to review and monitor investment policies more easily. In addition, standardizing the fundamental restrictions of the INVESCO Funds will assist the INVESCO Funds in making required regulatory filings in a more efficient and cost-effective way. Although the proposed changes in fundamental restrictions will allow Value Fund greater investment flexibility to respond to future investment opportunities, the Board does not anticipate that the changes, individually or in the aggregate, will result at this time in a material change in the level of investment risk associated with an investment in the Fund.

        The text and a summary description of each proposed change to Value Fund's fundamental restrictions are set forth below, together with the text of each current corresponding fundamental restriction. The text below also describes any non-fundamental restrictions that would be adopted by the Board in conjunction with the revision of certain fundamental restrictions. Any non-fundamental restriction may be modified or eliminated by the Board at any future date without further shareholder approval.

        If approved by Value Fund shareholders at the Meeting, the proposed changes in Value Fund's fundamental restrictions will be adopted by the Fund only if the Reorganization is not approved by Value Fund shareholders. In that event, Value Fund's Statement of Additional Information will be revised to reflect those changes as soon as practicable following the Meeting. If the Reorganization is approved, the proposed changes in the Fund's fundamental restrictions will not be implemented. Instead, as described in Proposal 1, Value Fund shareholders will become shareholders of Growth Fund, whose shareholders are being asked to approve substantially similar changes in Growth Fund's fundamental restrictions, and Value Fund will be terminated.

A.      MODIFICATION OF FUNDAMENTAL RESTRICTION ON ISSUER DIVERSIFICATION

        Value Fund's current fundamental restriction on issuer diversification is as follows:

        The Fund may not, with respect to seventy-five percent (75%) of the value of its total assets, purchase the securities of any one issuer (except cash items and "Government securities" as defined under the 1940 Act, as amended, (the "1940 Act")), if the purchase would cause the Fund to have more than 5% of the value of its total assets invested in the securities of such issuer or to own more than 10% of the outstanding voting securities of such issuer.

        The Board recommends that this restriction be replaced with the following fundamental restriction:

        The Fund may not, with respect to 75% of the Fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (i) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

        The primary purpose of the proposal is to revise the Fund's fundamental restriction on issuer diversification to conform to a restriction that is expected to become standard for all INVESCO Funds. If the proposed revision is approved, Value Fund could invest without limit in other investment companies to the extent permitted by the 1940 Act. The proposed change would standardize the language of the Fund's fundamental restriction on issuer diversification and provide the Fund's managers with greater investment flexibility.

B. MODIFICATION OF FUNDAMENTAL RESTRICTION ON BORROWING AND ADOPTION OF NON-FUNDAMENTAL POLICY ON BORROWING

        Value Fund's current fundamental restriction on borrowing is as follows:

        The Fund may not borrow money, except that the Fund may borrow money for temporary or emergency purposes (not for leveraging or investment) and may enter into reverse repurchase agreements in an aggregate amount not exceeding 331/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed 331/3% of the value of the Fund's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the
        331/3% limitation. This restriction shall not prohibit deposits of assets to margin or guarantee positions in futures, options, swaps, or forward contracts, or the segregation of assets in connection with such contracts.

        The Board recommends that shareholders vote to replace this restriction with the following fundamental restriction:

        The Fund will not borrow money, except that the Fund may borrow money in an amount not exceeding 331/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings).

        The primary purpose of the proposal is to eliminate minor differences in the wording of the INVESCO Funds' current restrictions on borrowing for greater uniformity and to conform to the 1940 Act requirements for borrowing. Currently, the Fund's fundamental restriction is significantly more limiting than the restrictions imposed by the 1940 Act in that it limits the purposes for which Value Fund may borrow money. The proposed revision would eliminate the restrictions on the purposes for which the Fund may borrow money and the explicit requirement that any borrowings that come to exceed 331/3% of the Fund's net assets by reason of a decline in net assets be reduced within three business days.

        If the proposal is approved, the Board will adopt a non-fundamental policy with respect to borrowing as follows:

        The Fund may borrow money only from a bank or from an open-end management investment company managed by INVESCO Funds Group, Inc. or an affiliate or a successor thereof for temporary or emergency purposes (not for leveraging or investing) or by engaging in reverse repurchase agreements with any party (reverse repurchase agreements will be treated as borrowings for purposes of fundamental limitation (__)).

        The non-fundamental limitation reflects the Fund's current policy that borrowing by the Fund may only be done for temporary or emergency purposes. In addition to borrowing from banks, as permitted in the Fund's current policy, the non-fundamental policy would permit the Fund to borrow from open-end funds managed by INVESCO or an affiliate or successor thereof. The Fund would not be able to do so, however, unless it obtains permission for such borrowings from the SEC. The non-fundamental policy also clarifies that reverse repurchase agreements will be treated as borrowings.

        The Board believes that this approach, making the Fund's fundamental restriction on borrowing no more limiting than is required under the 1940 Act, while incorporating more strict limits on borrowing in a non-fundamental restriction, will maximize the Fund's flexibility for future contingencies.

C.      MODIFICATION OF FUNDAMENTAL RESTRICTION ON INDUSTRY CONCENTRATION

        Value Fund's current fundamental restriction on industry concentration is as follows:

        The Fund may not invest more than 25% of the value of its assets in any particular industry (other than Government securities).

        The Board recommends that shareholders vote to replace this restriction with the following fundamental restriction:

        The Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or municipal securities) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry.

        The purpose of the modification is to eliminate minor differences in the wording of the INVESCO Funds' current restrictions on concentration for greater uniformity and to avoid unintended limitations. The proposed changes to Value Fund's fundamental concentration policy clarifies that the concentration limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or to municipal securities. This clarification is important because a failure to except government securities of all types from the concentration policy could hinder the Fund's ability to purchase such securities in conjunction with taking temporary defensive positions. In total, the proposed changes will enhance the ability of Value Fund's management to adapt to changing market conditions.

D.      MODIFICATION OF FUNDAMENTAL RESTRICTION ON REAL ESTATE INVESTMENT

        Value Fund's current fundamental restriction on real estate investment is as follows:

        The Fund may not invest directly in real estate or interests in real estate; however, the Fund may own debt or equity securities issued by companies engaged in those businesses.

        The Board recommends that shareholders vote to replace this restriction with the following fundamental restriction:

        The Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

        In addition to conforming Value Fund's fundamental restriction to that of the other INVESCO Funds, the proposed amendment of the Fund's fundamental restriction on investment in real estate would more completely describe the types of real estate-related securities investments that are permissible for the Fund. The Board believes that this clarification will make it easier for decisions to be made concerning the Fund's investments in real estate-related securities.

E.      MODIFICATION OF FUNDAMENTAL RESTRICTION ON INVESTING IN COMMODITIES

        Value  Fund's  current  fundamental   restriction  on  the  purchase  of
commodities is as follows:

        The Fund may not purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this shall not prevent the Fund from purchasing or selling options, futures, and forward contracts or from investing in securities or other instruments backed by physical commodities).

        The Board recommends that shareholders vote to replace this restriction with the following fundamental restriction:

        The Fund will not purchase or sell physical commodities; however, this policy shall not prevent the Fund from purchasing and selling foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments.

        The proposed changes to this investment restriction are intended to conform the restriction to those of the other INVESCO Funds and ensure that Value Fund will have the maximum flexibility to enter into hedging or other transactions utilizing financial instruments and derivative products when doing so is permitted by operating policies established for the Fund by the Board. Due to the rapid and continuing development of derivative products and the possibility of changes in the definition of "commodities," particularly in the context of the jurisdiction of the Commodities Futures Trading Commission, it is important for the Fund's policy to be flexible enough to allow it to enter into hedging and other transactions using these products when doing so is deemed appropriate by INVESCO and is within the investment parameters established by the Board. To maximize that flexibility, the Board recommends that the Fund's fundamental restriction on commodities investments be clear in permitting the use of derivative products, even if the current non-fundamental investment policies of the Fund would not permit investment in one or more of the permitted transactions.

F.      MODIFICATION OF FUNDAMENTAL RESTRICTION ON LOANS

        Value Fund's current fundamental restriction on loans is as follows:

        The Fund may not lend any security or make any other loan if, as a result, more than 331/3% of its total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or to repurchase agreements.)

        The Board recommends that shareholders vote to replace this restriction with the following fundamental restriction:

        The Fund may not lend any security or make any loan if, as a result, more than 331/3 % of its total assets would be lent to other parties, but this limitation does not apply to the purchase of debt securities or to repurchase agreements.

        The primary purpose of the proposal is to eliminate minor differences in the wording of the INVESCO Funds' current restrictions on loans for greater uniformity. The proposed changes to this fundamental restriction are relatively minor and would have no substantive effect on Value Fund's lending activities or other investments.

G.      MODIFICATION OF FUNDAMENTAL RESTRICTION ON UNDERWRITING

        Value Fund's current fundamental restriction on underwriting is as follows:

        The Fund may not act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of portfolio securities of the Fund.

        The Board recommends that shareholders vote to replace this restriction with the following fundamental restriction:

        The Fund may not underwrite securities of other issuers, except insofar as it may be deemed to be an underwriter under the Securities Act of 1933, as amended, in connection with the disposition of the Fund's portfolio securities.

        The primary purpose of the proposal is to eliminate minor differences in the wording of the Fund's current fundamental restriction on underwriting for greater uniformity with the fundamental restrictions of the other INVESCO Funds.

H.      ADOPTION OF FUNDAMENTAL RESTRICTION ON THE ISSUANCE OF SENIOR SECURITIES

        Currently, Value Fund has no fundamental restriction on the issuance of senior securities. The Board recommends that shareholders vote to adopt the following fundamental restriction:

        The Fund will not issue senior securities, except as permitted under the Investment Company Act of 1940.

        The 1940 Act requires Value Fund to adopt a fundamental restriction indicating the extent to which the Fund may issue "senior securities," a term that is generally defined to refer to fund obligations that have a priority over a fund's shares with respect to the distribution of fund assets or the payment of dividends. The Board believes that the adoption of the proposed fundamental restriction, which does not specify the manner in which senior securities may be issued and is no more limiting than is required under the 1940 Act, would maximize the Fund's borrowing flexibility for future contingencies and would conform to the fundamental restrictions of the other INVESCO Funds on the issuance of senior securities.

I. MODIFICATION OF FUNDAMENTAL POLICY ON INVESTING IN ANOTHER INVESTMENT COMPANY

        Value Fund's current fundamental policy regarding investment in another investment company is as follows:

        The Fund may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as the Fund.

        The Board recommends that shareholders vote to replace this policy with the following fundamental policy:

        The Fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by INVESCO Funds Group, Inc. or an affiliate or a successor thereof, with substantially the same fundamental investment objective, policies and limitations as the Fund.

        The proposed revision to Value Fund's current fundamental policy would ensure that the INVESCO Funds have uniform policies permitting each Fund to adopt a "master/feeder" structure whereby one or more Funds invest all of their assets in another Fund. The master/feeder structure has the potential, under certain circumstances, to minimize administration costs and maximize the possibility of gaining a broader investor base. Currently, none of the INVESCO Funds intend to establish a master/feeder structure; however, the Board recommends that Value Fund shareholders adopt a policy that would permit this structure in the event that the Board determines to recommend the adoption of a master/feeder structure by the Fund. The proposed revision, unlike the current policy, would require that any fund in which the Fund may invest under a master/feeder structure be advised by INVESCO or an affiliate.

      If the proposal is approved, the Board will adopt a non-fundamental restriction for each Fund as follows:

      The Fund may invest in securities issued by other investment companies to the extent that such investments are consistent with the Fund's investment objective and policies and permissible under the 1940 Act.

      The primary purpose of this non-fundamental restriction is to conform to the other INVESCO Funds and to the 1940 Act requirements for investing in other investment companies. Adoption of this non-fundamental policy will enable each Fund to purchase the securities of other investment companies to the extent permitted under the 1940 Act or pursuant to an exemption granted by the SEC. If a Fund did purchase the securities of another investment company, shareholders might incur additional expenses because the Fund would have to pay its ratable share of the expenses of the other investment company.

        REQUIRED VOTE. Approval of Proposal 3 requires the affirmative vote of a "majority of the outstanding voting securities" of Value Fund, which for this purpose means the affirmative vote of the lesser of (1) 67% or more of the shares of the Fund present at the Meeting or represented by proxy if more than

50% of the outstanding shares of the Fund are so present or represented, or (2) more than 50% of the outstanding shares of the Fund. SHAREHOLDERS WHO VOTE "FOR" PROPOSAL 3 WILL VOTE "FOR" EACH PROPOSED CHANGE DESCRIBED ABOVE. THOSE SHAREHOLDERS WHO WISH TO VOTE AGAINST ANY OF THE SPECIFIC PROPOSED CHANGES DESCRIBED ABOVE MAY DO SO ON THE PROXY PROVIDED.

    THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" PROPOSAL 3

        PROPOSAL 4.  TO ELECT THE DIRECTORS OF DIVERSIFIED FUNDS

        The Board of Diversified Funds has nominated the individuals identified below for election to the Board at the Meeting. Diversified Funds currently has ten directors. Vacancies on the Board are generally filled by appointment by the remaining directors. However, the 1940 Act provides that vacancies may not be filled by directors unless thereafter at least two-thirds of the directors shall have been elected by shareholders. To ensure continued compliance with this rule without incurring the expense of calling additional shareholder meetings, shareholders are being asked at this meeting to elect the current ten directors to hold office until the next meeting of shareholders. Consistent with the provisions of Diversified Funds' by-laws, and as permitted by Maryland law, Diversified Funds does not anticipate holding annual shareholder meetings. Thus, the directors will be elected for indefinite terms, subject to termination or resignation. Each nominee has indicated a willingness to serve if elected. If any of the nominees should not be available for election, the persons named as proxies (or their substitutes) may vote for other persons in their discretion. Management has no reason to believe that any nominee will be unavailable for election.

        All of the Independent Directors now being proposed for election were nominated, and selected by Independent Directors. Eight of the ten current directors are Independent Directors.

        The persons named as attorneys-in-fact in the enclosed proxy have advised Diversified Funds that unless a proxy instructs them to withhold authority to vote for all listed nominees or for any individual nominee, they will vote all validly executed proxies for the election of the nominees named below.

        The nominees for director, their ages, a description of their principal occupations, the number of Value Fund shares owned by each, and their respective memberships on Board committees are listed in the table below.


NAME, POSITION WITH   PRINCIPAL OCCUPATION AND       DIRECTOR OR   NUMBER OF        MEMBER OF
DIVERSIFIED FUNDS,    BUSINESS EXPERIENCE (DURING    EXECUTIVE     THE FUND'S       COMMITTEE
AND AGE               THE PAST FIVE YEARS)           OFFICER OF    SHARES           ---------
-------               --------------------           DIVERSIFIED   BENEFICIALLY
                                                     FUNDS SINCE   OWNED DIRECTLY
                                                     -----------   OR INDIRECTLY
                                                                   ON DEC. 31,
                                                                   1998 (1)
                                                                   -------------

CHARLES W. BRADY,     Chief Executive Officer and    1993          0                (3), (5), (6)
CHAIRMAN OF THE       Director of AMVESCAP, PLC,
BOARD, AGE 63*        London, England, and of
                      various subsidiaries
                      thereof.  Chairman of the
                      Board of INVESCO Global
                      Health Sciences Fund

                                       31


FRED A. DEERING,      Trustee of INVESCO Global      1993          10.533           (2), (3), (5)
VICE CHAIRMAN OF      Health Sciences Fund.
THE BOARD, AGE 71     Formerly, Chairman of the
                      Executive Committee and
                      Chairman of the Board of
                      Security Life of Denver
                      Insurance Company, Denver,
                      Colorado; Director of ING
                      American Holdings Company
                      and First ING Life Insurance
                      Company of New York.

MARK H. WILLIAMSON,   President, Chief Executive     1998          0                (3), (5)
PRESIDENT, CHIEF      Officer, and Director,
EXECUTIVE OFFICER,    INVESCO Distributors Inc.;
AND DIRECTOR, AGE     President, Chief Executive
47*                   Officer, and Director,
                      INVESCO; President, Chief
                      Operating Officer, and
                      Trustee, INVESCO Global
                      Health Sciences Fund.
                      Formerly, Chairman of the
                      Board and Chief Executive
                      Officer, NationsBanc
                      Advisors, Inc. (1995-1997);
                      Chairman of the Board,
                      NationsBanc Investments,
                      Inc. (1997-1998).

DR. VICTOR L.         Professor Emeritus, Chairman   1993          10.533           (4), (6), (8)
ANDREWS,              Emeritus and Chairman of the
DIRECTOR, AGE 68      CFO Roundtable of the
                      Department of Finance of
                      Georgia State University,
                      Atlanta, Georgia; and
                      President, Andrews Financial
                      Associates, Inc. (consulting
                      firm).  Formerly, member of
                      the faculties of the Harvard
                      Business School and the
                      Sloan School of Management
                      of MIT. Dr. Andrews is also
                      a director of the Sheffield
                      Funds, Inc.


BOB R. BAKER,         President and Chief            1993          10.533           (3), (4), (5)
DIRECTOR, AGE 62      Executive Officer of AMC
                      Cancer Research Center,
                      Denver,  Colorado,  since
                      January 1989;  until  December
                      1988,  Vice Chairman of the
                      Board, First Columbia Financial
                      Corporation, Englewood, Colorado.
                      Formerly,  Chairman  of  the
                      Board  and  Chief  Executive
                      Officer of First Columbia
                      Financial Corporation.

LAWRENCE H. BUDNER,   Trust Consultant.  Prior to    1993          10.533           (2), (6), (7)
DIRECTOR, AGE 68      June 1987, Senior Vice
                      President and Senior Trust
                      Officer, InterFirst Bank,
                      Dallas, Texas.



DR. WENDY LEE         Self-employed (since 1993).    1997          10.533           (4), (8)
GRAMM, DIRECTOR,      Professor of Economics and
AGE 53                Public Administration,
                      University of Texas at
                      Arlington. Formerly,
                      Chairman, Commodities
                      Futures Trading Commission
                      (1988-1993); Administrator
                      for Information and
                      Regulatory Affairs, Office
                      of Management and Budget
                      (1985-1988); Executive
                      Director, Presidential
                      Task Force on Regulatory
                      Relief; Director, Federal
                      Trade Commission's Bureau of
                      Economics. Director of the
                      Chicago Mercantile
                      Exchange; Enron
                      Corporation; IBP, Inc.;
                      State Farm Insurance
                      Company; Independent
                      Women's Forum;
                      International Republic
                      Institute; and the
                      Republican Women's Federal
                      Forum.

KENNETH T. KING,      Presently retired.             1993          10.533           (2), (3), (5),
DIRECTOR, AGE 73      Formerly, Chairman of the                                     (6), (7)
                      Board, The Capitol Life
                      Insurance Company,
                      Providence Washington
                      Insurance Company, and
                      Director of numerous U.S.
                      subsidiaries.  Formerly,
                      Chairman of the Board, The
                      Providence Capitol Companies
                      in the United Kingdom and
                      Guernsey.  Until 1987,
                      Chairman of the Board,
                      Symbion Corporation.



                                       32


JOHN W. MCINTYRE,     Presently retired.             1995          10.533           (2), (3),
DIRECTOR, AGE 68      Formerly, Vice Chairman of                                    (5), (7)
                      the Board, The Citizens and
                      Southern Corporation; Chairman
                      of the Board and Chief
                      Executive Officer of The
                      Citizens and Southern Georgia
                      Corporation; Chairman of the
                      Board and Chief Executive
                      Officer, The Citizens and
                      Southern National Bank.
                      Trustee of INVESCO Global
                      Health Sciences Fund and Gables
                      Residential Trust, Employee's
                      Retirement System of Georgia,
                      Emory University, and J.M.
                      Tull Charitable Foundation;
                      Director of Kaiser Foundation
                      Health Plans of Georgia, Inc.

DR. LARRY SOLL,       Presently retired.             1997          10.533           (4), (8)
DIRECTOR, AGE 56      Formerly, Chairman of the
                      Board (1987-1994), Chief
                      Executive Officer (1982-1989
                      and 1993-1994) and President
                      (1982-1989) of Synergen
                      Inc.  Director of Synergen
                      Inc. since incorporation in
                      1982.  Director of Isis
                      Pharmaceuticals, Inc.
                      Trustee of INVESCO Global
                      Health Sciences Fund.


*Because of his affiliation with INVESCO,  Value Fund's investment  adviser,  or with companies affiliated with INVESCO,  this individual is deemed to be an "interested person" of Diversified
Funds as that term is defined in the 1940 Act.
(1) = As  interpreted by the SEC, a security is  beneficially  owned by a person if that person has or shares  voting  power or  investment  power with respect to that  security.  The persons listed have partial or complete  voting and investment  power with respect to their  respective
Fund shares.
(2) = Member of the Audit Committee
(3) = Member of the Executive Committee
(4) = Member of the Management Liaison Committee
(5) = Member of the Valuation Committee
(6) = Member of the Compensation Committee
(7) = Member of the Soft Dollar Brokerage Committee
(8) = Member of the Derivatives Committee


        The Board has audit, management liaison, soft dollar brokerage and derivatives committees, consisting of Independent Directors, and compensation, executive, management liaison and valuation committees, consisting of Independent Directors and non-independent directors. The Board does not have a nominating committee. The audit committee, consisting of four Independent Directors, meets quarterly with Diversified Funds' independent accountants and executive officers of Diversified Funds. This committee reviews the accounting principles being applied by Diversified Funds in financial reporting, the scope and adequacy of internal controls, the responsibilities and fees of the independent accountants, and other matters. All of the recommendations of the audit committee are reported to the full Board. During the intervals between the meetings of the Board, the executive committee may exercise all powers and authority of the Board in the management of Diversified Funds' business, except for certain powers which, under applicable law and/or Diversified Funds' by-laws, may only be exercised by the full Board. All decisions are subsequently submitted for ratification by the Board. The management liaison committee meets quarterly with various management personnel of INVESCO in order to facilitate better understanding of management and operations of Diversified Funds, and to review legal and operational matters that have been assigned to the committee by the Board, in furtherance of the Board's overall duty of supervision. The soft dollar brokerage committee meets periodically to review soft dollar transactions by Value Fund, and to review policies and procedures of Value Fund's adviser with respect to soft dollar brokerage transactions. The committee then reports on these matters to the Board. The derivatives committee meets periodically to review derivatives investments made by Value Fund. The committee monitors derivatives usage by Value Fund and the procedures utilized by Value Fund's adviser to ensure that the use of such instruments follows the policies on such instruments adopted by the Board. The committee then reports on these matters to the Board.

        Each independent director receives an annual retainer of $56,000 for their service to the INVESCO Funds. Additionally, each independent director receives $3,000 for in-person attendance at each board meeting and $1,000 for in-person attendance at each committee meeting. The chairmen of the audit and management liaison committees receive an annual fee of $4,000 for serving in such capacity.

        During the past fiscal year, the Board met four times, the audit committee met three times, the compensation committee met once, the management liaison committee met three times, the soft dollar brokerage committee met once, and the derivatives committee met twice. The executive committee did not meet. During Diversified Funds' last fiscal year, each director attended 75% or more of the Board meetings and meetings of the committees of the Board on which he or she served.

        The Independent Directors nominate individuals to serve as Independent Directors, without any specific nominating committee. The Board ordinarily will not consider unsolicited director nominations recommended by Value Fund shareholders. The Board, including its Independent Directors, unanimously approved the nomination of the foregoing persons to serve as directors and directed that the election of these nominees be submitted to Value Fund's shareholders.

        The following table sets forth information relating to the compensation paid to directors during the last fiscal year:


                                       COMPENSATION TABLE

                              AMOUNTS PAID DURING THE MOST RECENT
                         FISCAL YEAR BY DIVERSIFIED FUNDS TO DIRECTORS

                                                PENSION OR RETIREMENT                         TOTAL COMPENSATION
                       AGGREGATE                BENEFITS ACCRUED AS      ESTIMATED ANNUAL     FROM DIVERSIFIED FUNDS
NAME OF PERSON,        COMPENSATION FROM        PART OF DIVERSIFIED      BENEFITS UPON        AND THE OTHER 14 INVESCO
POSITION               DIVERSIFIED FUNDS(1)     FUNDS EXPENSE(2)         RETIREMENT(3)        FUNDS PAID TO DIRECTORS(1)
--------               --------------------     ----------------         -------------        --------------------------


FRED A DEERING, VICE       $1,158                    $192                    $123             $103,700
CHAIRMAN OF THE
BOARD AND DIRECTOR

DR. VICTOR L.              $1,149                    $182                    $143             $80,350
ANDREWS, DIRECTOR

BOB R. BAKER,              $1,164                    $162                    $191             $84,000
DIRECTOR

LAWRENCE H. BUDNER,        $1,140                    $182                    $143             $79,350
DIRECTOR

DANIEL D. CHABRIS4,        $1,150                    $196                    $107             $70,000
DIRECTOR

KENNETH T. KING,           $1,126                    $200                    $112             $77,050
DIRECTOR

JOHN W. MCINTYRE,          $1,132                     $ 0                      $0             $98,500
DIRECTOR

DR. WENDY L. GRAMM,        $1,123                     $ 0                      $0             $79,000
DIRECTOR

DR. LARRY SOLL,             1,132                     $ 0                      $0             $96,000
DIRECTOR
                       -------------------      -----------------     ---------------    -------------
TOTAL                     $10,274                  $1,114                    $819             $767,950
-----
AS A PERCENTAGE OF       0.0191%)(5)               0.0021%(5)                                  0.0035%(6)
-------------------
NET ASSETS

(1) The Vice Chairman of the Board, the chairmen of the audit, management liaison, derivatives, soft dollar brokerage and compensation committees,  and Independent Director members of the committees of each Fund receive  compensation for serving in such capacities in addition to the compensation  paid to all Independent Directors.

(2) Represents  benefits  accrued with respect to the Defined  Benefit  Deferred  Compensation  Plan
discussed below, and not compensation deferred at the election of the directors.

(3) These figures represent the Fund's share of the estimated annual benefits payable by the INVESCO
Complex (excluding INVESCO Global Health Sciences Fund which does not participate in this retirement plan) upon the directors'  retirement,  calculated  using the current method of allocating  director compensation  among the INVESCO Funds. These estimated benefits assume retirement at age 72 and that the basic  retainer  payable to the  directors  will be adjusted  periodically  for  inflation,  for increases in the number of funds in the INVESCO Complex,  and for other reasons during the period in which retirement benefits are accrued on behalf of the respective  directors.  This results in lower estimated  benefits for  directors who are closer to retirement  and higher  estimated  benefits for directors who are farther from retirement.  With the exception of Drs. Soll and Gramm, each of these directors  has served as  director of one or more of the  INVESCO  Funds for the  minimum  five-year period required to be eligible to participate in the Defined Benefit Deferred Compensation Plan.

(4) Mr. Chabris retired as a director effective September 30, 1998.

(5) Total as a percentage of the Fund's net assets as of July 31, 1998.

(6) Total as a  percentage  of the net assets of the 15 INVESCO  Funds in the INVESCO  Complex as of
December 31, 1998.

Diversified Funds pays its Independent Directors, Board vice chairman, and committee chairmen and members the fees described above. Diversified Funds also reimburses its Independent Directors for travel expenses incurred in attending meetings. Charles W. Brady, Chairman of the Board, and Mark H. Williamson, President, Chief Executive Officer, and Director, as "interested persons" of Diversified Funds and of other INVESCO Funds, receive compensation and are reimbursed for travel expenses incurred in attending meetings as officers or employees of INVESCO or its affiliated companies, but do not receive any director's fees or other compensation from Diversified Funds or other INVESCO Funds for their services as directors.


        The overall direction and supervision of Diversified Funds is the responsibility of the Board, which has the primary duty of ensuring that Diversified Funds' general investment policies and programs are adhered to and that Diversified Funds is properly administered. The officers of Diversified Funds, all of whom are officers and employees of and paid by INVESCO, are responsible for the day-to-day administration of Diversified Funds. The investment adviser for Diversified Funds has the primary responsibility for making investment decisions on behalf of Diversified Funds. These investment decisions are reviewed by the investment committee of INVESCO.

        All of the officers and directors of Diversified Funds hold comparable positions with the following INVESCO Funds: INVESCO Bond Funds, Inc. (formerly, INVESCO Income Funds, Inc.), INVESCO Growth Funds, Inc. (formerly INVESCO Growth

Fund, Inc.), INVESCO Combination Stock & Bond Funds, Inc. (formerly, INVESCO Flexible Funds, Inc. and INVESCO Multiple Asset Funds, Inc.), INVESCO Emerging Opportunity Funds, Inc., INVESCO Industrial Income Fund, Inc., INVESCO
International Funds, Inc., INVESCO Money Market Funds, Inc., INVESCO Sector Funds, Inc. (formerly, INVESCO Strategic Portfolios, Inc.), INVESCO Specialty Funds, Inc., INVESCO Stock Funds, Inc. (formerly, INVESCO Equity Funds, Inc. and INVESCO Capital Appreciation Funds, Inc.), INVESCO Tax-Free Income Funds, Inc., and INVESCO Variable Investment Funds, Inc. All of the directors of Diversified Funds also serve as trustees of INVESCO Value Trust and INVESCO Treasurer's Series Trust.

        The Boards of the Funds managed by INVESCO have adopted a Defined Benefit Deferred Compensation Plan (the "Plan") for the non-interested directors and trustees of the Funds. Under the Plan, each director or trustee who is not an interested person of the Funds (as defined in Section 2(a)(19) of the 1940
Act) and who has served for at least five years (a "Qualified Director") is entitled to receive, upon termination of service as director (normally at retirement age 72 or the retirement age of 73 or 74, if the retirement date is extended by the Boards for one or two years, but less than three years) continuation of payment for one year (the "First Year Retirement Benefit") of the annual basic retainer and annualized board meeting fees payable by the Funds to the Qualified Director at the time of his or her retirement (the "Basic Benefit"). Commencing with any such director's second year of retirement, and commencing with the first year of retirement of any director whose retirement has been extended by the Board for three years, a Qualified Director shall receive quarterly payments at an annual rate equal to 50% of the Basic Benefit and annualized board meeting fees. These payments will continue for the remainder of the Qualified Director's life or ten years, whichever is longer (the "Reduced Benefit Payments"). If a Qualified Director dies or becomes disabled after age 72 and before age 74 while still a director of the Funds, the First Year Retirement Benefit and Reduced Benefit Payments will be made to him or her or to his or her beneficiary or estate. If a Qualified Director becomes disabled or dies either prior to age 72 or during his or her 74th year while still a director of the Funds, the director will not be entitled to receive the First Year Retirement Benefit; however, the Reduced Benefit Payments will be made to his or her beneficiary or estate. The Plan is administered by a committee of three directors who are also participants in the Plan and one director who is not a Plan participant. The cost of the Plan will be allocated among the INVESCO Funds in a manner determined to be fair and equitable by the committee. The Fund began making payments to Mr. Chabris as of October 1, 1998 under the Plan. The Fund has no stock options or other pension or retirement plans for management or other personnel and pays no salary or compensation to any of its officers.

        The Independent Directors have contributed to a deferred compensation plan, pursuant to which they have deferred receipt of a portion of the compensation which they would otherwise have been paid as directors of certain of the INVESCO Funds. The deferred amounts have been invested in shares of certain of the INVESCO Funds. Each Independent Director may, therefore, bee deemed to have an indirect interest in shares of each such INVESCO Fund, in addition to any Fund shares the Independent Director may own directly or beneficially.

REQUIRED VOTE. Election of each nominee as a director of Diversified Funds requires the vote of a plurality of all the outstanding shares of Value Fund present at the Meeting in person or by proxy.

     THE BOARD, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS
         THAT SHAREHOLDERS VOTE "FOR" EACH OF THE NOMINEES IN PROPOSAL 4

        PROPOSAL 5. RATIFICATION OR REJECTION OF SELECTION OF INDEPENDENT ACCOUNTANTS

        The Board of Diversified Funds, including all of its Independent Directors, has selected PricewaterhouseCoopers LLP to continue to serve as independent accountants of Value Fund, subject to ratification by Value Fund's shareholders. PricewaterhouseCoopers LLP has no direct financial interest or material indirect financial interest in Value Fund. Representatives of PricewaterhouseCoopers LLP are not expected to attend the Meeting, but have been given the opportunity to make a statement if they so desire, and will be available should any matter arise requiring their presence.

        The independent accountants examine annual financial statements for Value Fund and provide other audit and tax-related services. In recommending the selection of PricewaterhouseCoopers LLP, the directors reviewed the nature and scope of the services to be provided (including non-audit services) and whether the performance of such services would affect the accountants' independence.

REQUIRED VOTE. Approval of Proposal 5 requires the affirmative vote of a majority of the votes present at the Meeting.

  THE BOARD UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" PROPOSAL 5

                                 OTHER BUSINESS

        The Board knows of no other business to be brought before the Meeting. If, however, any other matters properly come before the Meeting, it is the intention that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons designated in the proxies.

          INFORMATION CONCERNING ADVISER, SUB-ADVISER, DISTRIBUTOR AND
                              AFFILIATED COMPANIES

        INVESCO, a Delaware corporation, serves as Value Fund's investment adviser, and provides other services to Value Fund and Diversified Funds. IDI, a Delaware corporation that serves as Value Fund's distributor, is a wholly owned subsidiary of INVESCO. IMR, a Massachusetts corporation, serves as Value Fund's sub-adviser. INVESCO is a wholly owned subsidiary of INVESCO North American Holdings, Inc. ("INAH"). INAH is an indirect wholly owned subsidiary of AMVESCAP PLC.(1) The corporate headquarters of AMVESCAP PLC are located at 11 Devonshire Square, London, EC2M 4YR, England. INVESCO's, INAH's and IDI's offices are located at 7800 East Union Avenue, Denver, Colorado 80237. IMR's offices are located at 101 Federal Street, Boston, Massachusetts 02110. INVESCO currently serves as investment adviser of 14 open-end investment companies having approximate aggregate net assets in excess of $21.1 billion as of December 31, 1998.

        The principal executive officers and directors of INVESCO and their principal occupations are:

      Mark H. Williamson, Chairman of the Board, President, Chief Executive Officer and Director, also, President and Chief Executive Officer of IDI; Charles P. Mayer, Director and Senior Vice President, also, Senior Vice President and Director of IDI; Ronald L. Grooms, Director, Senior Vice President and Treasurer, also, Director, Senior Vice President and Treasurer of IDI; Richard W. Healey, Director and Senior Vice President, also, Director and Senior Vice President of IDI; Timothy J. Miller, Director and Senior Vice President, also, Director and Senior Vice President of IDI; and Glen A. Payne, Senior Vice President, Secretary and General Counsel, also, Senior Vice President, Secretary and General Counsel of IDI

        The address of each of the foregoing officers and directors is 7800 East Union Avenue, Denver, Colorado 80237.

        IMR serves as the sub-adviser to Value Fund. IMR is a wholly owned subsidiary of INAH. INVESCO, as investment adviser, has contracted with IMR for providing portfolio investment advisory services to Value Fund. IMR also acts as sub-adviser to the INVESCO Multi-Asset Allocation Fund, a series of INVESCO Combination Stock & Bond Funds, Inc.

        The principal executive officers and directors of IMR and their principal occupations are:

        Frank J. Keeler, President and Chief Executive Officer, also, Corporate Secretary of INAH; Frank A. Bisogano, Vice President, Treasurer, and Director and Director of IT Group; Kathleen A. Greenberg, Secretary; A.D. Frazier,
Director, also, President and Chief Executive Officer of INVESCO, Inc. and Director of INVESCO Capital Management, Inc., INVESCO Realty Advisors, Inc. and PRIMCO Capital Management, Inc.; William M. McCarthy, Senior Vice President, Director of Fixed Income and Director; and Robert S. Slotpole, Senior Vice President, Director of Equities and Director.


--------------
(1) The  intermediary  companies  between  INAH and AMVESCAP PLC are as follows:
INVESCO, Inc., AMVESCAP Group Services, Inc., AVZ, Inc. and INVESCO North American Group, Ltd., each of which is wholly owned by its immediate parent.

        The address of each of the foregoing officers and directors is 101 Federal Street, Boston, Massachusetts 02110.

        Pursuant to an Administrative Services Agreement between Diversified Funds and INVESCO, INVESCO provides administrative services to Diversified Funds, including sub-accounting and recordkeeping services and functions. During the fiscal year ended July 31, 1998, Diversified Funds paid INVESCO, which also serves as Diversified Funds' registrar, transfer agent and dividend disbursing agent, total compensation of $228,193 for such services.

                                  MISCELLANEOUS

AVAILABLE INFORMATION

        Each Fund is subject to the information requirements of the Securities Exchange Act of 1934 and the 1940 Act and in accordance with those requirements files reports, proxy material and other information with the SEC. These reports, proxy material and other information can be inspected and copied at the Public Reference Room maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, The Midwest Regional office of the SEC, Northwest Atrium Center, 500 West Madison Street, Suite 400, Chicago, Illinois 60611, and the Northeast Regional Office of the SEC, Seven World Trade Center, Suite 1300, New York, New York 10048. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20459 at prescribed rates.

LEGAL MATTERS

        Certain legal matters in connection with the issuance of Growth Fund shares as part of the Reorganization will be passed upon by Growth Fund's counsel, Kirkpatrick & Lockhart LLP.

EXPERTS

        The audited financial statements of Growth Fund and Value Fund, incorporated herein by reference and incorporated by reference or included in their respective Statements of Additional Information, have been audited by PricewaterhouseCoopers LLP, independent accountants for the Funds, whose reports thereon are included in the Funds' Annual Reports to Shareholders for the fiscal year ended May 31, 1998 with respect to Growth Fund and July 31, 1998 with respect to Value Fund. The financial statements audited by
PricewaterhouseCoopers LLP have been incorporated herein by reference in reliance on their reports given on their authority as experts in auditing and accounting matters.

                                   APPENDIX A
                                   ----------

                             PRINCIPAL SHAREHOLDERS
                             ----------------------

         The following table sets forth the beneficial ownership of each Fund's outstanding equity securities as of March 12, 1999 by each beneficial owner of 5% or more of a Fund's outstanding equity securities.

NAME AND ADDRESS                    AMOUNT AND NATURE OF OWNERSHIP    PERCENTAGE
----------------                    ------------------------------    ----------

BENEFICIAL OWNERS OF 5% OR MORE OF GROWTH FUND
----------------------------------------------

Connecticut General Life Insurance          3,241,442.4320               14.31%
C/o Liz Peada M-110                             Record
P. O. Box 2975 H 19 B
Hartford, CT  06104-2975

Charles Schwab & Co. Inc.                   2,754,329.7950               12.16%
Special Custody Account for the                 Record
Exclusive Benefit of Customers
Attn:  Mutual Funds
101 Montgomery Street
San Francisco, CA  94104-4122

BENEFICIAL OWNERS OF 5% OR MORE OF VALUE FUND
---------------------------------------------

Suffolk University Endowment                 500,642.3330                 9.30%
Attn:  Francis X. Flannery                      Record
8 Ashburton Place
Boston, MA  02108-2770

Turtle & Co.                                 478,038.7360                 8.88%
S1-RR                                           Record
P. O. Box 9242
Boston, MA 02209-9242

MAC & Co.                                    381,079.9030                 7.08%
Mellon Bank NA                                  Record
Mutual Funds Dept.
P. O. Box 320
Pittsburgh, PA  15230-0320

Enele & Co.                                  347,369.9320                 6.45%
Freightliner Corp.                              Record
Copper Mountain Trust Corp.
1211 SW Fifth Avenue, Suite 1900
Portland, OR  97204-3719

Thaddeus Kushinski, Trustee                  334,010.0230                 6.21%
Holstein Friesian Assoc. of America Reserve     Record
One Holstein Place
Brattleboro, VT  05301-3363

                                                                      APPENDIX B

              AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION
              ----------------------------------------------------

      THIS AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION ("Agreement") is made as of March 21, 1999, between INVESCO Diversified Funds, Inc., a Maryland corporation (operating through a single series, INVESCO Small Company Value
Fund) ("Target"), and INVESCO Emerging Opportunity Funds, Inc., a Maryland corporation (operating through a single series, INVESCO Small Company Growth
Fund) ("Acquiring Fund"). (Acquiring Fund and Target are sometimes referred to herein individually as a "Fund" and collectively as the "Funds.")

      This Agreement is intended to be, and is adopted as, a plan of a reorganization described in section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended ("Code"). The reorganization will involve the transfer to Acquiring Fund of Target's assets in exchange solely for voting shares of common stock in Acquiring Fund, par value $0.01 per share ("Acquiring Fund Shares"), and the assumption by Acquiring Fund of Target's liabilities, followed by the constructive distribution of the Acquiring Fund Shares PRO RATA to the holders of shares of common stock in Target ("Target Shares") in exchange therefor, all on the terms and conditions set forth herein. The foregoing transactions are referred to herein collectively as the "Reorganization."

      Each Fund issues a single class of shares, which are substantially similar to each other. Both Funds' shares (1) are offered at net asset value ("NAV"),
(2) are subject to a management fee of up to 0.75% of its net assets, (3) are subject to a service fee at the annual rate of 0.25% of its net assets imposed pursuant to a plan of distribution adopted in accordance with Rule 12b-1 promulgated under the Investment Company Act of 1940, as amended ("1940 Act") (though Target Shares issued before June 1, 1998 are not subject to any such fee), and (4) are subject to other expenses that are approximately equal to each other.

      In consideration of the mutual promises contained herein, the parties agree as follows:

1.    PLAN OF REORGANIZATION AND TERMINATION
      --------------------------------------

      1.1. Target agrees to assign, sell, convey, transfer, and deliver all of its assets described in paragraph 1.2 ("Assets") to Acquiring Fund. Acquiring Fund agrees in exchange therefor --

            (a) to issue and deliver to Target the number of full and fractional (rounded to the third decimal place) Acquiring Fund Shares, determined by dividing the net value of Target (computed as set forth in paragraph 2.1) by the NAV of an Acquiring Fund Share (computed as set forth in paragraph 2.2), and

            (b)   to assume all of Target's  liabilities  described in paragraph
                  1.3 ("Liabilities").

Such transactions shall take place at the Closing (as defined in paragraph 3.1)

      1.2. The Assets shall include, without limitation, all cash, cash equivalents, securities, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, books and records, deferred and prepaid expenses shown as assets on Target's books, and other property owned by Target at the Effective Time (as defined in paragraph 3.1).

      1.3. The Liabilities shall include (except as otherwise provided herein) all of Target's liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Effective Time, and whether or not specifically referred to in this Agreement. Notwithstanding the foregoing, Target agrees to use its best efforts to discharge all its known Liabilities before the Effective Time.

      1.4. At or immediately before the Effective Time, Target shall declare and pay to its shareholders a dividend and/or other distribution in an amount large enough so that it will have distributed substantially all (and in any event not less than 90%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and substantially all of its realized net capital gain, if any, for the current taxable year through the Effective Time.

      1.5. At the Effective Time (or as soon thereafter as is reasonably practicable), Target shall distribute the Acquiring Fund Shares received by it pursuant to paragraph 1.1 to Target's shareholders of record, determined as of the Effective Time (each a "Shareholder" and collectively "Shareholders"), in constructive exchange for their Target Shares. Such distribution shall be accomplished by Acquiring Fund's transfer agent's opening accounts on Acquiring Fund's share transfer books in the Shareholders' names and transferring such Acquiring Fund Shares thereto. Each Shareholder's account shall be credited with the respective PRO RATA number of full and fractional (rounded to the third decimal place) Acquiring Fund Shares due that Shareholder. All outstanding Target Shares, including any represented by certificates, shall simultaneously be canceled on Target's share transfer books. Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares issued in connection with the Reorganization.

      1.6. As soon as reasonably practicable after distribution of the Acquiring Fund Shares pursuant to paragraph 1.5, but in all events within twelve months after the Effective Time, Target shall be terminated and any further actions shall be taken in connection therewith as required by applicable law.

      1.7. Any reporting responsibility of Target to a public authority is and shall remain its responsibility up to and including the date on which it is terminated.

      1.8. Any transfer taxes payable upon issuance of Acquiring Fund Shares in a name other than that of the registered holder on Target's books of the Target Shares constructively exchanged therefor shall be paid by the person to whom such Acquiring Fund Shares are to be issued, as a condition of such transfer.

2.    VALUATION
      ---------

      2.1. For purposes of paragraph 1.1(a), Target's net value shall be (a) the value of the Assets computed as of the close of regular trading on the New York Stock Exchange ("NYSE") on the date of the Closing ("Valuation Time"), using the valuation procedures set forth in Target's then-current prospectus and statement of additional information ("SAI") less (b) the amount of the Liabilities as of the Valuation Time.

      2.2. For purposes of paragraph 1.1(a), the NAV of an Acquiring Fund Share shall be computed as of the Valuation Time, using the valuation procedures set forth in Acquiring Fund's then-current prospectus and SAI.

      2.3. All computations pursuant to paragraphs 2.1 and 2.2 shall be made by or under the direction of INVESCO Funds Group, Inc. ("INVESCO").

3.    CLOSING AND EFFECTIVE TIME
      --------------------------

      3.1. The Reorganization, together with related acts necessary to consummate the same ("Closing"), shall occur at the Funds' principal office on June 4, 1999, or at such other place and/or on such other date as to which the parties may agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of the close of business on the date thereof or at such other time as to which the parties may agree ("Effective Time"). If, immediately before the Valuation Time, (a) the NYSE is closed to trading or trading thereon is restricted or (b) trading or the reporting of trading on the NYSE or elsewhere is disrupted, so that accurate appraisal of the net value of Target and the NAV of an Acquiring Fund Share is impracticable, the Effective Time shall be postponed until the first business day after the day when such trading shall have been fully resumed and such reporting shall have been restored.

      3.2. Target's fund accounting and pricing agent shall deliver at the Closing a certificate of an authorized officer verifying that the information
(including adjusted basis and holding period, by lot) concerning the Assets, including all portfolio securities, transferred by Target to Acquiring Fund, as reflected on Acquiring Fund's books immediately following the Closing, does or will conform to such information on Target's books immediately before the Closing. Target's custodian shall deliver at the Closing a certificate of an authorized officer stating that (a) the Assets held by the custodian will be transferred to Acquiring Fund at the Effective Time and (b) all necessary taxes in conjunction with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made.

      3.3. Target shall deliver to Acquiring Fund at the Closing a list of the names and addresses of the Shareholders and the number of outstanding Target Shares owned by each Shareholder, all as of the Effective Time, certified by the Secretary or Assistant Secretary of Target. Acquiring Fund's transfer agent shall deliver at the Closing a certificate as to the opening on Acquiring Fund's share transfer books of accounts in the Shareholders' names. Acquiring Fund shall issue and deliver a confirmation to Target evidencing the Acquiring Fund Shares to be credited to Target at the Effective Time or provide evidence satisfactory to Target that such Acquiring Fund Shares have been credited to Target's account on Acquiring Fund's books. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts, or other documents as the other party or its counsel may reasonably request.

      3.4. Each Fund shall deliver to the other at the Closing a certificate executed in its name by its President or a Vice President in form and substance satisfactory to the recipient and dated the Effective Time, to the effect that the representations and warranties it made in this Agreement are true and correct at the Effective Time except as they may be affected by the transactions contemplated by this Agreement.

4.    REPRESENTATIONS AND WARRANTIES
      ------------------------------

      4.1.  Target represents and warrants as follows:

            4.1.1. Target is a corporation duly organized, validly existing, and in good standing under the laws of the State of Maryland; and a copy of its Articles of Incorporation is on file with the Secretary of the State of Maryland;

            4.1.2.  Target  is  duly   registered  as   an  open-end  management
      investment company under the 1940 Act, and such registration will be in full force and effect at the Effective Time;

            4.1.3. At the Closing, Target will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer, and deliver the Assets free of any liens or other encumbrances; and upon delivery and payment for the Assets, Acquiring Fund will acquire good and marketable title thereto;

            4.1.4. Target's current prospectus and SAI conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended ("1933 Act") and the 1940 Act and the rules and regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

            4.1.5. Target is not in violation of, and the execution and delivery of this Agreement and consummation of the transactions contemplated hereby will not conflict with or violate, Maryland law or any provision of Target's Articles of Incorporation or By-Laws or of any agreement, instrument, lease, or other undertaking to which Target is a party or by which it is bound or result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, judgment, or decree to which Target is a party or by which it is bound, except as previously disclosed in writing to and accepted by Acquiring Fund;

            4.1.6. Except as otherwise disclosed in writing to and accepted by Acquiring Fund, all material contracts and other commitments of or applicable to Target (other than this Agreement and investment contracts, including options, futures, and forward contracts) will be terminated, or provision for discharge of any liabilities of Target thereunder will be made, at or prior to the Effective Time, without either Fund's incurring any liability or penalty with respect thereto and without diminishing or releasing any rights Target may have had with respect to actions taken or omitted or to be taken by any other party thereto prior to the Closing;

            4.1.7. Except as otherwise disclosed in writing to and accepted by Acquiring Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or (to Target's knowledge) threatened against Target that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business; Target knows of no facts that might form the basis for the institution of any such litigation, proceeding, or investigation and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially or adversely affects its business or its ability to consummate the transactions contemplated hereby;

            4.1.8. The execution, delivery, and performance of this Agreement have been duly authorized as of the date hereof by all necessary action on the part of Target's board of directors ("Target's Board"), which has made the determinations required by Rule 17a-8(a) under the 1940 Act; and, subject to approval by Target's shareholders, this Agreement constitutes a valid and legally binding obligation of Target, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and similar laws relating to or affecting creditors' rights and by general principles of equity;

            4.1.9. At the Effective Time, the performance of this Agreement shall have been duly authorized by all necessary action by Target's shareholders;

            4.1.10. No governmental consents, approvals, authorizations, or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended ("1934 Act"), or the 1940 Act for the execution or performance of this Agreement by Target, except for (a) the filing with the Securities and Exchange Commission ("SEC") of a registration statement by Acquiring Fund on Form N-14 relating to the Acquiring Fund Shares issuable hereunder, and any supplement or amendment thereto ("Registration Statement"), including therein a prospectus/proxy statement ("Proxy Statement"), and (b) such consents, approvals, authorizations, and filings as have been made or received or as may be required subsequent to the Effective Time;

            4.1.11. On the effective date of the Registration Statement, at the time of the shareholders' meeting referred to in paragraph 5.2, and at the Effective Time, the Proxy Statement will (a) comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the regulations thereunder and (b) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading; provided that the foregoing shall not apply to statements in or omissions from the Proxy Statement made in reliance on and in conformity with information furnished by Acquiring Fund for use therein;

            4.1.12. The Liabilities were incurred by Target in the ordinary course of its business; and there are no Liabilities other than liabilities disclosed or provided for in Target's financial statements referred to in paragraph 4.18 and liabilities incurred by Target in the ordinary course of its business subsequent to July 31, 1998, or otherwise previously disclosed to Acquiring Fund, none of which has been materially adverse to the business, assets, or results of Target operations;

            4.1.13. Target qualified for treatment as a regulated investment company under Subchapter M of the Code ("RIC") for each past taxable year since it commenced operations and will continue to meet all the requirements for such qualification for its current taxable year; and it has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it. The Assets shall be invested at all times through the Effective Time in a manner that ensures compliance with the foregoing;

            4.1.14. Target is not under the jurisdiction of a court in a proceeding under Title 11 of the United States Code or similar case within the meaning of section 368(a)(3)(A) of the Code;

            4.1.15. Not more than 25% of the value of Target's total assets (excluding cash, cash items, and U.S. government securities) is invested in the stock and securities of any one issuer, and not more than 50% of the value of such assets is invested in the stock and securities of five or fewer issuers;

            4.1.16. Target will be terminated as soon as reasonably practicable after the Effective Time, but in all events within twelve months thereafter;

            4.1.17. Target's federal income tax returns, and all applicable state and local tax returns, for all taxable years to and including the taxable year ended July 31, 1998, have been timely filed and all taxes payable pursuant to such returns have been timely paid; and

            4.1.18. The financial statements of Target for the year ended July 31, 1998, to be delivered to Acquiring Fund, fairly represent the financial position of Target as of that date and the results of its operations and changes in its net assets for the year then ended.

      4.2. Acquiring Fund represents and warrants as follows:

            4.2.1. Acquiring Fund is a corporation duly organized, validly existing, and in good standing under the laws of the State of Maryland; and a copy of its Articles of Incorporation is on file with the Secretary of the State of Maryland;

            4.2.2. Acquiring Fund is duly registered as an open-end management investment company under the 1940 Act, and such registration will be in full force and effect at the Effective Time;

            4.2.3. Acquiring Fund has 600,000,000 authorized shares of common stock, par value $0.01 per share, of which 23,648,672 shares were outstanding, as of November 30, 1998. Because Acquiring Fund is an open-end investment company engaged in the continuous offering and redemption of its shares, the number of outstanding Acquiring Fund Shares may change prior to the Effective Time;

            4.2.4. No consideration other than Acquiring Fund Shares (and Acquiring Fund's assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;

            4.2.5. The Acquiring Fund Shares to be issued and delivered to Target hereunder will, at the Effective Time, have been duly authorized and, when issued and delivered as provided herein, will be duly and validly issued and outstanding shares of Acquiring Fund, fully paid and non-assessable;

            4.2.6. Acquiring Fund's current prospectus and SAI conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

            4.2.7. Acquiring Fund is not in violation of, and the execution and delivery of this Agreement and consummation of the transactions contemplated hereby will not conflict with or violate, Maryland law or any provision of Acquiring Fund's Articles of Incorporation or By-Laws or of any provision of any agreement, instrument, lease, or other undertaking to which Acquiring Fund is a party or by which it is bound or result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, judgment, or decree to which Acquiring Fund is a party or by which it is bound, except as previously disclosed in writing to and accepted by Target;

            4.2.8. Except as otherwise disclosed in writing to and accepted by Target, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or (to Acquiring Fund's knowledge) threatened against Acquiring Fund that, if adversely determined, would materially and adversely affect Acquiring Fund's financial condition or the conduct of its business; Acquiring Fund knows of no facts that might form the basis for the institution of any such litigation, proceeding, or investigation and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially or adversely affects its business or its ability to consummate the transactions contemplated hereby;

            4.2.9. The execution, delivery, and performance of this Agreement have been duly authorized as of the date hereof by all necessary action on the part of Acquiring Fund's board of directors ("Acquiring Fund's Board" and, together with "Target's Board," the "Boards"), which has made the determinations required by Rule 17a-8(a) under the 1940 Act; and this Agreement constitutes a valid and legally binding obligation of Acquiring Fund, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and similar laws relating to or affecting creditors' rights and by general principles of equity;

            4.2.10. No governmental consents, approvals, authorizations, or filings are required under the 1933 Act, the 1934 Act, or the 1940 Act for the execution or performance of this Agreement by Acquiring Fund, except for (a) the filing with the SEC of the Registration Statement and a post-effective amendment to Acquiring Fund's registration statement on Form N1-A and (b) such consents, approvals, authorizations, and filings as have been made or received or as may be required subsequent to the Effective Time;

            4.2.11. On the effective date of the Registration Statement, at the time of the shareholders' meeting referred to in paragraph 5.2, and at the Effective Time, the Proxy Statement will (a) comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the regulations thereunder and (b) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading; provided that the foregoing shall not apply to statements in or omissions from the Proxy Statement made in reliance on and in conformity with information furnished by Target for use therein;

            4.2.12. Acquiring Fund qualified for treatment as a RIC for each past taxable year since it commenced operations and will continue to meet all the requirements for such qualification for its current taxable year; Acquiring Fund intends to continue to meet all such requirements for the next taxable year; and it has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it;

            4.2.13. Acquiring Fund has no plan or intention to issue additional Acquiring Fund Shares following the Reorganization except for shares issued in the ordinary course of its business as an open-end investment company; nor does Acquiring Fund have any plan or intention to redeem or otherwise reacquire any Acquiring Fund Shares issued to the Shareholders pursuant to the Reorganization, except to the extent it is required by the 1940 Act to redeem any of its shares presented for redemption at net asset value in the ordinary course of that business;

            4.2.14. Following the Reorganization, Acquiring Fund (a) will continue Target's "historic business" (within the meaning of section 1.368-1(d)(2) of the Income Tax Regulations under the Code), (b) use a significant portion of Target's historic business assets (within the meaning of section 1.368-1(d)(3) of the Income Tax Regulations under the
      Code) in a business, (c) has no plan or intention to sell or otherwise dispose of any of the Assets, except for dispositions made in the ordinary course of that business and dispositions necessary to maintain its status as a RIC, and (d) expects to retain substantially all the Assets in the same form as it receives them in the Reorganization, unless and until subsequent investment circumstances suggest the desirability of change or it becomes necessary to make dispositions thereof to maintain such status;

            4.2.15. There is no plan or intention for Acquiring Fund to be dissolved or merged into another corporation or a business trust or any "fund" thereof (within the meaning of section 851(g)(2) of the Code) following the Reorganization;

            4.2.16. Immediately after the Reorganization, (a) not more than 25% of the value of Acquiring Fund's total assets (excluding cash, cash items, and U.S. government securities) will be invested in the stock and securities of any one issuer and (b) not more than 50% of the value of such assets will be invested in the stock and securities of five or fewer issuers;

            4.2.17. Acquiring Fund does not own, directly or indirectly, nor at the Effective Time will it own, directly or indirectly, nor has it owned, directly or indirectly, at any time during the past five years, any shares of Target;

            4.2.18. Acquiring Fund's federal income tax returns, and all applicable state and local tax returns, for all taxable years to and including the taxable year ended May 31, 1998, have been timely filed and all taxes payable pursuant to such returns have been timely paid;

            4.2.19. The financial statements of Acquiring Fund for the year ended May 31, 1998, to be delivered to Target, fairly represent the financial position of Acquiring Fund as of that date and the results of its operations and changes in its net assets for the year then ended; and

            4.2.20. If the Reorganization is consummated, Acquiring Fund will treat each Shareholder that receives Acquiring Fund Shares in connection with the Reorganization as having made a minimum initial purchase of Acquiring Fund Shares for the purpose of making additional investments in Acquiring Fund Shares, regardless of the value of the Acquiring Fund Shares so received.

      4.3.  Each Fund represents and warrants as follows:

            4.3.1.The aggregate fair market value of the Acquiring Fund Shares, when received by the Shareholders, will be approximately equal to the aggregate fair market value of their Target Shares constructively surrendered in exchange therefor;

            4.3.2. Its management (a) is unaware of any plan or intention of Shareholders to redeem, sell, or otherwise dispose of (i) any portion of their Target Shares before the Reorganization to any person related (within the meaning of section 1.368-1(e)(3) of the Income Tax Regulations under the Code) to either Fund or (ii) any portion of the Acquiring Fund Shares to be received by them in the Reorganization to any person related (as so defined) to Acquiring Fund, (b) does not anticipate dispositions of those Acquiring Fund Shares at the time of or soon after the Reorganization to exceed the usual rate and frequency of dispositions of shares of Target as an open-end investment company, (c) expects that the percentage of Shareholder interests, if any, that will be disposed of as a result of or at the time of the Reorganization will be DE MINIMIS, and (d) does not anticipate that there will be extraordinary redemptions of Acquiring Fund Shares immediately following the Reorganization;

            4.3.3. The Shareholders will pay their own expenses, if any, incurred in connection with the Reorganization;

            4.3.4. Immediately following consummation of the Reorganization, Acquiring Fund will hold substantially the same assets and be subject to substantially the same liabilities that Target held or was subject to immediately prior thereto (in addition to the assets and liabilities Acquiring Fund then held or was subject to), plus any liabilities and expenses of the parties incurred in connection with the Reorganization;

            4.3.5. The fair market value of the Assets on a going concern basis will equal or exceed the Liabilities to be assumed by Acquiring Fund and those to which the Assets are subject;

            4.3.6. There is no intercompany indebtedness between the Funds that was issued or acquired, or will be settled, at a discount;

            4.3.7. Pursuant to the Reorganization, Target will transfer to Acquiring Fund, and Acquiring Fund will acquire, at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, held by Target immediately before the Reorganization. For the purposes of this representation, any amounts used by Target to pay its Reorganization expenses and to make redemptions and distributions immediately before the Reorganization (except (a) redemptions not made as part of the Reorganization and (b) distributions made to conform to its policy of distributing all or substantially all of its income and gains to avoid the obligation to pay federal income tax and/or the excise tax under section 4982 of the Code) will be included as assets held thereby immediately before the Reorganization;

            4.3.8. None of the compensation received by any Shareholder who is an employee of or service provider to Target will be separate consideration for, or allocable to, any of the Target Shares held by such Shareholder; none of the Acquiring Fund Shares received by any such Shareholder will be separate consideration for, or allocable to, any employment agreement, investment advisory agreement, or other service agreement; and the consideration paid to any such Shareholder will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm's-length for similar services;

            4.3.9. Immediately after the Reorganization, the Shareholders will not own shares constituting "control" of Acquiring Fund within the meaning of section 304(c) of the Code; and

            4.3.10. Neither Fund will be reimbursed for any expenses incurred by it or on its behalf in connection with the Reorganization unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) ("Reorganization Expenses").

5.    COVENANTS
      ---------

      5.1. Each Fund covenants to operate its respective business in the ordinary course between the date hereof and the Closing, it being understood that

      (a) such ordinary course will include declaring and paying customary dividends and other distributions and such changes in operations as are contemplated by each Fund's normal business activities and

      (b) each Fund will retain exclusive control of the composition of its portfolio until the Closing; provided that (1) Target shall not dispose of more than an insignificant portion of its historic business assets during such period without Acquiring Fund's prior consent and (2) if Target's shareholders' approve this Agreement (and the transactions contemplated hereby), then between the date of such approval and the Closing, the Funds shall coordinate their respective portfolios so that the transfer of the Assets to Acquiring Fund will not cause it to fail to be in compliance with all of its investment policies and restrictions immediately after the Closing.

      5.2. Target covenants to call a shareholders' meeting to consider and act on this Agreement and to take all other action necessary to obtain approval of the transactions contemplated hereby.

      5.3. Target covenants that the Acquiring Fund Shares to be delivered hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms hereof.

      5.4. Target covenants that it will assist Acquiring Fund in obtaining such information as Acquiring Fund reasonably requests concerning the beneficial ownership of Target Shares.

      5.5. Target covenants that its books and records (including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder) will be turned over to Acquiring Fund at the Closing.

      5.6. Each Fund covenants to cooperate in preparing the Proxy Statement in compliance with applicable federal securities laws.

      5.7. Each Fund covenants that it will, from time to time, as and when requested by the other Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action, as the other Fund may deem necessary or desirable in order to vest in, and confirm to, (a) Acquiring Fund, title to and possession of all the Assets, and (b) Target, title to and possession of the Acquiring Fund Shares to be delivered hereunder, and otherwise to carry out the intent and purpose hereof.

      5.8. Acquiring Fund covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and such state securities laws it may deem appropriate in order to continue its operations after the Effective Time.

      5.9. Subject to this Agreement, each Fund covenants to take or cause to be taken all actions, and to do or cause to be done all things, reasonably necessary, proper, or advisable to consummate and effectuate the transactions contemplated hereby.

6.    CONDITIONS PRECEDENT
      --------------------

      Each Fund's obligations hereunder shall be subject to (a) performance by the other Fund of all the obligations to be performed hereunder at or before the Effective Time, (b) all representations and warranties of the other Fund contained herein being true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated hereby, as of the Effective Time, with the same force and effect as if made at and as of the Effective Time, and (c) the following further conditions that, at or before the Effective Time:

      6.1. This Agreement and the transactions contemplated hereby shall have been duly adopted and approved by the Boards and shall have been approved by Target's shareholders in accordance with applicable law.

      6.2. All necessary filings shall have been made with the SEC and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the parties to carry out the transactions contemplated hereby. The Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued, and the SEC shall not have issued an unfavorable report with respect to the Reorganization under section 25(b) of the 1940 Act nor instituted any proceedings seeking to enjoin consummation of the transactions contemplated hereby under section 25(c) of the 1940 Act. All consents, orders, and permits of federal, state, and local regulatory authorities (including the SEC and state securities authorities) deemed necessary by either Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain same would not involve a risk of a material adverse effect on the assets or properties of either Fund, provided that either Fund may for itself waive any of such conditions.

      6.3. At the Effective Time, no action, suit, or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or to obtain damages or other relief in connection with, the transactions contemplated hereby.

      6.4. Target shall have received an opinion of Kirkpatrick & Lockhart LLP substantially to the effect that:

            6.4.1. Acquiring Fund is a corporation duly organized, validly existing, and in good standing under the laws of the State of Maryland with power under its Articles of Incorporation to own all its properties and assets and, to the knowledge of such counsel, to carry on its business as presently conducted;

            6.4.2. This Agreement (a) has been duly authorized, executed, and delivered by Acquiring Fund and (b) assuming due authorization, execution, and delivery of this Agreement by Target, is a valid and legally binding obligation of Acquiring Fund, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and similar laws relating to or affecting creditors' rights and by general principles of equity;

            6.4.3. The Acquiring Fund Shares to be issued and distributed to the Shareholders under this Agreement, assuming their due delivery as contemplated by this Agreement, will be duly authorized and validly issued and outstanding and fully paid and non-assessable;

            6.4.4. The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, materially violate Acquiring Fund's Articles of Incorporation or By-Laws or any provision of any agreement (known to such counsel, without any independent inquiry or investigation) to which Acquiring Fund is a party or by which it is bound or (to the knowledge of such counsel, without any independent inquiry or investigation) result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, judgment, or decree to which Acquiring Fund is a party or by which it is bound, except as set forth in such opinion or as previously disclosed in writing to and accepted by Target;

            6.4.5. To the knowledge of such counsel (without any independent inquiry or investigation), no consent, approval, authorization, or order of any court or governmental authority is required for the consummation by Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act, and the 1940 Act and such as may be required under state securities laws;

            6.4.6. Acquiring Fund is registered with the SEC as an investment company, and to the knowledge of such counsel no order has been issued or proceeding instituted to suspend such registration; and

            6.4.7. To the knowledge of such counsel (without any independent inquiry or investigation), (a) no litigation, administrative proceeding, or investigation of or before any court or governmental body is pending or threatened as to Acquiring Fund or any of its properties or assets and (b) Acquiring Fund is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business, except as set forth in such opinion or as otherwise disclosed in writing to and accepted by Target.

In rendering such opinion, such counsel may (1) rely, as to matters governed by the laws of the State of Maryland, on an opinion of competent Maryland counsel,
(2) make assumptions regarding the authenticity, genuineness, and/or conformity of documents and copies thereof without independent verification thereof, (3) limit such opinion to applicable federal and state law, and (4) define the word "knowledge" and related terms to mean the knowledge of attorneys then with such firm who have devoted substantive attention to matters directly related to this Agreement and the Reorganization.

      6.5. Acquiring Fund shall have received an opinion of Kirkpatrick & Lockhart LLP substantially to the effect that:

            6.5.1. Target is a corporation duly organized, validly existing, and in good standing under the laws of the State of Maryland with power under its Articles of Incorporation to own all its properties and assets and, to the knowledge of such counsel, to carry on its business as presently conducted;

            6.5.2. This Agreement (a) has been duly authorized, executed, and delivered by Target and (b) assuming due authorization, execution, and delivery of this Agreement by Acquiring Fund, is a valid and legally binding obligation of Target, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and similar laws relating to or affecting creditors' rights and by general principles of equity;

            6.5.3. The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, materially violate Target's Articles of Incorporation or By-Laws or any provision of any agreement (known to such counsel, without any independent inquiry or investigation) to which Target is a party or by which it is bound or (to the knowledge of such counsel, without any independent inquiry or investigation) result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, judgment, or decree to which Target is a party or by which it is bound, except as set forth in such opinion or as previously disclosed in writing to and accepted by Acquiring Fund;

            6.5.4. To the knowledge of such counsel (without any independent inquiry or investigation), no consent, approval, authorization, or order of any court or governmental authority is required for the consummation by Target of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act, and the 1940 Act and such as may be required under state securities laws;

            6.5.5. Target is registered with the SEC as an investment company, and to the knowledge of such counsel no order has been issued or proceeding instituted to suspend such registration; and

            6.5.6. To the knowledge of such counsel (without any independent inquiry or investigation), (a) no litigation, administrative proceeding, or investigation of or before any court or governmental body is pending or threatened as to Target or any of its properties or assets and (b) Target is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects Target's business, except as set forth in such opinion or as otherwise disclosed in writing to and accepted by Acquiring Fund.

In rendering such opinion, such counsel may (1) rely, as to matters governed by the laws of the State of Maryland, on an opinion of competent Maryland counsel,
(2) make assumptions regarding the authenticity, genuineness, and/or conformity of documents and copies thereof without independent verification thereof, (3) limit such opinion to applicable federal and state law, and (4) define the word "knowledge" and related terms to mean the knowledge of attorneys then with such firm who have devoted substantive attention to matters directly related to this Agreement and the Reorganization.

      6.6. Each Fund shall have received an opinion of Kirkpatrick & Lockhart LLP, addressed to and in form and substance satisfactory to it, as to the federal income tax consequences mentioned below ("Tax Opinion"). In rendering the Tax Opinion, such counsel may rely as to factual matters, exclusively and without independent verification, on the representations made in this Agreement (or in separate letters addressed to such counsel) and the certificates delivered pursuant to paragraph 3.4. The Tax Opinion shall be substantially to the effect that, based on the facts and assumptions stated therein, for federal income tax purposes:

            6.6.1. Acquiring Fund's acquisition of the Assets in exchange solely for Acquiring Fund Shares and Acquiring Fund's assumption of the Liabilities, followed by Target's distribution of those shares PRO RATA to the Shareholders constructively in exchange for the Shareholders' Target Shares, will constitute a reorganization within the meaning of section 368(a)(1)(C) of the Code, and each Fund will be "a party to a reorganization" within the meaning of section 368(b) of the Code;

            6.6.2. Target will recognize no gain or loss on the transfer to Acquiring Fund of the Assets in exchange solely for Acquiring Fund Shares and Acquiring Fund's assumption of the Liabilities or on the subsequent distribution of those shares to the Shareholders in constructive exchange for their Target Shares;

            6.6.3. Acquiring Fund will recognize no gain or loss on its receipt of the Assets in exchange solely for Acquiring Fund Shares and its assumption of the Liabilities;

            6.6.4. Acquiring Fund's basis for the Assets will be the same as the basis thereof in Target's hands immediately before the Reorganization, and Acquiring Fund's holding period for the Assets will include Target's holding period therefor;

            6.6.5. A Shareholder will recognize no gain or loss on the constructive exchange of all its Target Shares solely for Acquiring Fund Shares pursuant to the Reorganization; and

            6.6.6. A Shareholder's aggregate basis for the Acquiring Fund Shares to be received by it in the Reorganization will be the same as the aggregate basis for its Target Shares to be constructively surrendered in exchange for those Acquiring Fund Shares, and its holding period for those Acquiring Fund Shares will include its holding period for those Target Shares, provided they are held as capital assets by the Shareholder at the Effective Time.

Notwithstanding subparagraphs 6.6.2 and 6.6.4, the Tax Opinion may state that no opinion is expressed as to the effect of the Reorganization on the Funds or any Shareholder with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

At any time before the Closing, either Fund may waive any of the foregoing conditions if, in the judgment of its Board, such waiver will not have a material adverse effect on its shareholders' interests.

7.    BROKERAGE FEES AND EXPENSES
      ---------------------------

      7.1. Each Fund represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

      7.2. Except as otherwise provided herein, 50% of the total Reorganization Expenses will be borne by INVESCO and the remaining 50% will be borne partly by each Fund.

8.    ENTIRE AGREEMENT; NO SURVIVAL
      -----------------------------

      Neither party has made any representation, warranty, or covenant not set forth herein, and this Agreement constitutes the entire agreement between the parties. The representations, warranties, and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall not survive the Closing.

9.    TERMINATION OF AGREEMENT
      ------------------------

      This Agreement may be terminated at any time at or prior to the Effective Time, whether before or after approval by Target's shareholders:

      9.1. By either Fund (a) in the event of the other Fund's material breach of any representation, warranty, or covenant contained herein to be performed at or prior to the Effective Time, (b) if a condition to its obligations has not been met and it reasonably appears that such condition will not or cannot be met, or (c) if the Closing has not occurred on or before August 31, 1999; or

      9.2. By the parties' mutual agreement.

In the event of termination under paragraphs 9.1.(c) or 9.2, there shall be no liability for damages on the part of either Fund, or its directors or officers, to the other Fund.

10.   AMENDMENT
      ---------

      This Agreement may be amended, modified, or supplemented at any time, notwithstanding approval thereof by Target's shareholders, in such manner as may be mutually agreed upon in writing by the parties; provided that following such approval no such amendment shall have a material adverse effect on the Shareholders' interests.

11.   MISCELLANEOUS
      -------------

      11.1. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Maryland; provided that, in the case of any conflict between such laws and the federal securities laws, the latter shall govern.

      11.2. Nothing expressed or implied herein is intended or shall be construed to confer upon or give any person, firm, or corporation other than the parties and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

      11.3. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by each Fund and delivered to the other party hereto. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.


      IN WITNESS WHEREOF, each party has caused this Agreement to be executed and delivered by its duly authorized officers as of the day and year first written above.


ATTEST:                             INVESCO Diversified Funds, Inc.




                                    By:
----------------------                  ---------------------------
     Secretary                                  President



ATTEST:                             INVESCO Emerging Opportunity Funds, Inc.




                                    By:
----------------------                  ---------------------------
     Secretary                                  President

                                                                      APPENDIX C


                AGREEMENT AND PLAN OF CONVERSION AND TERMINATION
                ------------------------------------------------

      This AGREEMENT AND PLAN OF CONVERSION AND TERMINATION ("Agreement") is made as of March 21, 1999, between INVESCO Diversified Funds, Inc., a Maryland corporation (operating through a single series, INVESCO Small Company Value
Fund) ("Old Fund"), and INVESCO Stock Funds, Inc., a Maryland corporation ("Stock Funds"), on behalf of its INVESCO Small Company Value Fund, a segregated portfolio of assets ("series") thereof ("New Fund"). (Old Fund and New Fund are sometimes referred to herein individually as a "Fund" and collectively as the "Funds"; and Old Fund and Stock Funds are sometimes referred to herein individually as an "Investment Company.") All agreements, representations, actions, and obligations described herein made or to be taken or undertaken by New Fund are made and shall be taken or undertaken by Stock Funds on its behalf.

      Old Fund intends to change its identity -- by converting to a series of Stock Funds -- through a reorganization within the meaning of section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended ("Code"). Old Fund desires to accomplish such conversion by transferring all its assets to New Fund (which is being established solely for the purpose of acquiring such assets and continuing Old Fund's business) in exchange solely for voting shares of common stock in New Fund ("New Fund Shares") and New Fund's assumption of Old Fund's liabilities, followed by the constructive distribution of the New Fund Shares PRO RATA to the holders of shares of common stock in Old Fund ("Old Fund Shares") in exchange therefor, all on the terms and conditions set forth in this Agreement (which is intended to be, and is adopted as, a "plan of reorganization" for federal income tax purposes). All such transactions are referred to herein as the "Reorganization."

      In consideration of the mutual promises herein contained, the parties agree as follows:

1.    PLAN OF CONVERSION AND TERMINATION
      ----------------------------------

      1.1. Old Fund agrees to assign, sell, convey, transfer, and deliver all of its assets described in paragraph 1.2 ("Assets") to New Fund. New Fund agrees in exchange therefor --

            (a) to issue and deliver to Old Fund the number of full and fractional (rounded to the third decimal place) New Fund Shares equal to the number of full and fractional Old Fund Shares then outstanding, and

            (b) to assume all of Old Fund's  liabilities  described in paragraph
      1.3 ("Liabilities").

Such transactions shall take place at the Closing (as defined in paragraph 2.1).

      1.2. The Assets shall include, without limitation, all cash, cash equivalents, securities, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, books and records, deferred and prepaid expenses shown as assets on Old Fund's books, and other property owned by Old Fund at the Effective Time (as defined in paragraph 2.1).

      1.3. The Liabilities shall include all of Old Fund's liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Effective Time, and whether or not specifically referred to in this Agreement.

      1.4. At the Effective Time (or as soon thereafter as is reasonably practicable), (a) the New Fund Share issued pursuant to paragraph 4.4 shall be redeemed by New Fund for $1.00 and (b) Old Fund shall distribute the New Fund Shares it received pursuant to paragraph 1.1 to its shareholders of record, determined as of the Effective Time (each a "Shareholder" and collectively "Shareholders"), in constructive exchange for their Old Fund Shares. Such distribution shall be accomplished by Stock Funds' transfer agent's opening accounts on New Fund's share transfer books in the Shareholders' names and transferring such New Fund Shares thereto. Each Shareholder's account shall be credited with the respective PRO RATA number of full and fractional (rounded to the third decimal place) New Fund Shares due that Shareholder. All outstanding Old Fund Shares, including those represented by certificates, shall simultaneously be canceled on Old Fund's share transfer books. New Fund shall not issue certificates representing the New Fund Shares in connection with the Reorganization.

      1.5. As soon as reasonably practicable after distribution of the New Fund Shares pursuant to paragraph 1.4, but in all events within twelve months after the Effective Time, Old Fund shall be terminated and any further actions shall be taken in connection therewith as required by applicable law.

      1.6. Any reporting responsibility of Old Fund to a public authority is and shall remain its responsibility up to and including the date on which it is terminated.

      1.7. Any transfer taxes payable on issuance of New Fund Shares in a name other than that of the registered holder on Old Fund's books of the Old Fund Shares constructively exchanged therefor shall be paid by the person to whom such New Fund Shares are to be issued, as a condition of such transfer.

2.    CLOSING AND EFFECTIVE TIME
      --------------------------

      2.1. The Reorganization, together with related acts necessary to consummate the same ("Closing"), shall occur at the Funds' principal office on June 4, 1999, or at such other place and/or on such other date as to which the parties may agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of the close of business on the date thereof or at such other time as to which the parties may agree ("Effective Time").

      2.2. Old Fund's fund accounting and pricing agent shall deliver at the Closing a certificate of an authorized officer verifying that the information
(including adjusted basis and holding period, by lot) concerning the Assets, including all portfolio securities, transferred by Old Fund to New Fund, as reflected on New Fund's books immediately following the Closing, does or will conform to such information on Old Fund's books immediately before the Closing. Old Fund's custodian shall deliver at the Closing a certificate of an authorized officer stating that (a) the Assets held by the custodian will be transferred to New Fund at the Effective Time and (b) all necessary taxes in conjunction with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made.

      2.3. Stock Funds' transfer agent shall deliver at the Closing a certificate as to the opening on New Fund's share transfer books of accounts in the Shareholders' names. Stock Funds shall issue and deliver a confirmation to Old Fund evidencing the New Fund Shares to be credited to Old Fund at the Effective Time or provide evidence satisfactory to Old Fund that such New Fund

Shares have been credited to Old Fund's account on such books. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts, or other documents as the other party or its counsel may reasonably request.

      2.4. Each Investment Company shall deliver to the other at the Closing a certificate executed in its name by its President or a Vice President in form and substance satisfactory to the recipient and dated the Effective Time, to the effect that the representations and warranties it made in this Agreement are true and correct at the Effective Time except as they may be affected by the transactions contemplated by this Agreement.

3.    REPRESENTATIONS AND WARRANTIES
      ------------------------------

      3.1.  Old Fund represents and warrants as follows:

            3.1.1. Old Fund is a corporation duly organized, validly existing, and in good standing under the laws of the State of Maryland; and a copy of its Articles of Incorporation is on file with the Secretary of State of Maryland;

            3.1.2. Old Fund is duly registered as an open-end management investment company under the Investment Company Act of 1940, as amended ("1940 Act"), and such registration will be in full force and effect at the Effective Time;

            3.1.3. At the Closing, Old Fund will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer, and deliver the Assets free of any liens or other encumbrances; and upon delivery and payment for the Assets, New Fund will acquire good and marketable title thereto;

            3.1.4. New Fund Shares are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms hereof;

            3.1.5. Old Fund qualified for treatment as a regulated investment company under Subchapter M of the Code ("RIC") for each past taxable year since it commenced operations and will continue to meet all the requirements for such qualification for its current taxable year; and it has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it. The Assets shall be invested at all times through the Effective Time in a manner that ensures compliance with the foregoing;

            3.1.6. The Liabilities were incurred by Old Fund in the ordinary course of its business and are associated with the Assets;

            3.1.7. Old Fund is not under the jurisdiction of a court in a proceeding under Title 11 of the United States Code or similar case within the meaning of section 368(a)(3)(A) of the Code;

            3.1.8. Not more than 25% of the value of Old Fund's total assets (excluding cash, cash items, and U.S. government securities) is invested in the stock and securities of any one issuer, and not more than 50% of the value of such assets is invested in the stock and securities of five or fewer issuers;

            3.1.9. As of the Effective Time, Old Fund will not have outstanding any warrants, options, convertible securities, or any other type of rights pursuant to which any person could acquire Old Fund Shares;

            3.1.10. At the Effective Time, the performance of this Agreement shall have been duly authorized by all necessary action by Old Fund's shareholders; and

            3.1.11.   Old  Fund  will  be   terminated  as  soon  as  reasonably
      practicable after the Effective Time, but in all events within twelve months thereafter.

      3.2.  New Fund represents and warrants as follows:

            3.2.1. Stock Funds is a corporation duly organized, validly existing, and in good standing under the laws of the State of Maryland; and a copy of its Articles of Incorporation is on file with the Secretary of State of Maryland;

            3.2.2. Stock Funds is duly registered as an open-end management investment company under the 1940 Act, and such registration will be in full force and effect at the Effective Time;

            3.2.3. Before the Effective Time, New Fund will be a duly established and designated series of Stock Funds;

            3.2.4. New Fund has not commenced operations and will not do so until after the Closing;

            3.2.5. Prior to the Effective Time, there will be no issued and outstanding shares in New Fund or any other securities issued by New Fund, except as provided in paragraph 4.4;

            3.2.6. No consideration other than New Fund Shares (and New Fund's assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;

            3.2.7. The New Fund Shares to be issued and delivered to Old Fund hereunder will, at the Effective Time, have been duly authorized and, when issued and delivered as provided herein, will be duly and validly issued and outstanding shares of New Fund, fully paid and non-assessable;

            3.2.8. New Fund will be a "fund" as defined in section 851(g)(2) of the Code and will meet all the requirements to qualify for treatment as a RIC for its taxable year in which the Reorganization occurs;

            3.2.9. New Fund has no plan or intention to issue additional New Fund Shares following the Reorganization except for shares issued in the ordinary course of its business as a series of an open-end investment company; nor does New Fund have any plan or intention to redeem or otherwise reacquire any New Fund Shares issued to the Shareholders pursuant to the Reorganization, except to the extent it is required by the 1940 Act to redeem any of its shares presented for redemption at net asset value in the ordinary course of that business;

            3.2.10. Following the Reorganization, New Fund (a) will continue Old Fund's "historic business" (within the meaning of section 1.368-1(d)(2) of the Income Tax Regulations under the Code), (b) use a significant portion of Old Fund's historic business assets (within the meaning of section
      1.368-1(d)(3) of those regulations) in a business, (c) has no plan or intention to sell or otherwise dispose of any of the Assets, except for dispositions made in the ordinary course of that business and dispositions necessary to maintain its status as a RIC, and (d) expects to retain substantially all the Assets in the same form as it receives them in the Reorganization, unless and until subsequent investment circumstances suggest the desirability of change or it becomes necessary to make dispositions thereof to maintain such status;

            3.2.11. There is no plan or intention for New Fund to be dissolved or merged into another corporation or a business trust or any "fund" thereof (within the meaning of section 851(g)(2) of the Code) following the Reorganization; and

            3.2.12. Immediately after the Reorganization, (a) not more than 25% of the value of New Fund's total assets (excluding cash, cash items, and U.S. government securities) will be invested in the stock and securities of any one issuer and (b) not more than 50% of the value of such assets will be invested in the stock and securities of five or fewer issuers.

      3.3.  Each Fund represents and warrants as follows:

            3.3.1. The aggregate fair market value of the New Fund Shares, when received by the Shareholders, will be approximately equal to the aggregate fair market value of their Old Fund Shares constructively surrendered in exchange therefor;

            3.3.2. Its management (a) is unaware of any plan or intention of Shareholders to redeem, sell, or otherwise dispose of (i) any portion of their Old Fund Shares before the Reorganization to any person related (within the meaning of section 1.368-1(e)(3) of the Income Tax Regulations under the Code) to either Fund or (ii) any portion of the New Fund Shares to be received by them in the Reorganization to any person related (as so defined) to New Fund, (b) does not anticipate dispositions of those New Fund Shares at the time of or soon after the Reorganization to exceed the usual rate and frequency of dispositions of shares of Old Fund as an open-end investment company, (c) expects that the percentage of Shareholder interests, if any, that will be disposed of as a result of or at the time of the Reorganization will be DE MINIMIS, and (d) does not anticipate that there will be extraordinary redemptions of New Fund Shares immediately following the Reorganization;

            3.3.3. The Shareholders will pay their own expenses, if any, incurred in connection with the Reorganization;

            3.3.4. Immediately following consummation of the Reorganization, the Shareholders will own all the New Fund Shares and will own such shares solely by reason of their ownership of Old Fund Shares immediately before the Reorganization;

            3.3.5. Immediately following consummation of the Reorganization, New Fund will hold the same assets -- except for assets distributed to shareholders in the course of its business as a RIC and assets used to pay expenses incurred in connection with the Reorganization -- and be subject to the same liabilities that Old Fund held or was subject to immediately prior to the Reorganization, plus any liabilities for expenses of the parties incurred in connection with the Reorganization. Such excepted assets, together with the amount of all redemptions and distributions (other than regular, normal dividends) made by Old Fund immediately preceding the Reorganization, will, in the aggregate, constitute less than 1% of its net assets;

            3.3.6. There is no intercompany indebtedness between the Funds that was issued or acquired, or will be settled, at a discount; and

            3.3.7. Neither Fund will be reimbursed for any expenses incurred by it or on its behalf in connection with the Reorganization unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) ("Reorganization Expenses").

4.    CONDITIONS PRECEDENT
      --------------------

      Each Fund's obligations hereunder shall be subject to (a) performance by the other Fund of all its obligations to be performed hereunder at or before the Effective Time, (b) all representations and warranties of the other Fund contained herein being true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated hereby, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time, and (c) the further conditions that, at or before the Effective Time:

      4.1. This Agreement and the transactions contemplated hereby shall have been duly adopted and approved by each Investment Company's board of directors and shall have been approved by Old Fund's shareholders in accordance with applicable law;

      4.2. All necessary filings shall have been made with the Securities and Exchange Commission ("SEC") and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the parties to carry out the transactions contemplated hereby. All consents, orders, and permits of federal, state, and local regulatory authorities (including the SEC and state securities authorities) deemed necessary by either Investment Company to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain same would not involve a risk of a material adverse effect on the assets or properties of either Fund, provided that either Investment Company may for itself waive any of such conditions;

      4.3. Each Investment Company shall have received an opinion of Kirkpatrick & Lockhart LLP, addressed to and in form and substance satisfactory to it, as to the federal income tax consequences mentioned below ("Tax Opinion"). In rendering the Tax Opinion, such counsel may rely as to factual matters, exclusively and without independent verification, on the representations made in this Agreement (or in separate letters addressed to such counsel) and the certificates delivered pursuant to paragraph 2.4. The Tax Opinion shall be substantially to the effect that, based on the facts and assumptions stated therein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:

            4.3.1. New Fund's acquisition of the Assets in exchange solely for New Fund Shares and New Fund's assumption of the Liabilities, followed by Old Fund's distribution of those shares PRO RATA to the Shareholders constructively in exchange for the Shareholders' Old Fund Shares, will constitute a reorganization within the meaning of section 368(a)(1)(F) of the Code, and each Fund will be "a party to a reorganization" within the meaning of section 368(b) of the Code;

            4.3.2. Old Fund will recognize no gain or loss on the transfer to New Fund of the Assets in exchange solely for New Fund Shares and New Fund's assumption of the Liabilities or on the subsequent distribution of those shares to the Shareholders in constructive exchange for their Old Fund Shares;

            4.3.3. New Fund will recognize no gain or loss on its receipt of the Assets in exchange solely for New Fund Shares and its assumption of the Liabilities;

            4.3.4. New Fund's basis for the Assets will be the same as the basis thereof in Old Fund's hands immediately before the Reorganization, and New Fund's holding period for the Assets will include Old Fund's holding period therefor;

            4.3.5. A Shareholder will recognize no gain or loss on the constructive exchange of all its Old Fund Shares solely for New Fund Shares pursuant to the Reorganization;

            4.3.6. A Shareholder's aggregate basis for the New Fund Shares to be received by it in the Reorganization will be the same as the aggregate basis for its Old Fund Shares to be constructively surrendered in exchange for those New Fund Shares, and its holding period for those New Fund Shares will include its holding period for those Old Fund Shares, provided they are held as capital assets by the Shareholder at the Effective Time; and

            4.3.7. For purposes of section 381 of the Code, New Fund will be treated as if there had been no Reorganization. Accordingly, the Reorganization will not result in the termination of Old Fund's taxable year, Old Fund's tax attributes enumerated in section 381(c) of the Code will be taken into account by New Fund as if there had been no Reorganization, and the part of Old Fund's taxable year before the Reorganization will be included in New Fund's taxable year after the Reorganization;

      4.4. Prior to the Closing, Stock Funds' directors shall have authorized the issuance of, and New Fund shall have issued, one New Fund Share to Old Fund in consideration of the payment of $1.00 to vote on the matters referred to in paragraph 4.5; and

      4.5. Stock Funds (on behalf of and with respect to New Fund) shall have entered into a management contract, a distribution and service plan pursuant to Rule 12b-1 under the 1940 Act, and such other agreements as are necessary for New Fund's operation as a series of an open-end investment company. Each such contract, plan, and agreement shall have been approved by Stock Funds' directors and, to the extent required by law, by such of those directors who are not "interested persons" thereof (as defined in the 1940 Act) and by Old Fund as the sole shareholder of New Fund.

At any time before the Closing, either Investment Company may waive any of the foregoing conditions (except that set forth in paragraph 4.1) if, in the judgment of its board of directors, such waiver will not have a material adverse effect on its Fund's shareholders' interests.

5.    BROKERAGE FEES AND EXPENSES
      ---------------------------

      5.1 Each Investment Company represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

      5.2 Except as otherwise provided herein, 50% of the total Reorganization Expenses will be borne by INVESCO Funds Group, Inc., and the remaining 50% will be borne one-half by each Fund.

6.    ENTIRE AGREEMENT; NO SURVIVAL
      -----------------------------

      Neither party has made any representation, warranty, or covenant not set forth herein, and this Agreement constitutes the entire agreement between the parties. The representations, warranties, and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall not survive the Closing.

7.    TERMINATION
      -----------

      This Agreement may be terminated at any time at or prior to the Effective Time, whether before or after approval by Old Fund's shareholders:

      7.1. By either Fund (a) in the event of the other Fund's material breach of any representation, warranty, or covenant contained herein to be performed at or prior to the Effective Time, (b) if a condition to its obligations has not been met and it reasonably appears that such condition will not or cannot be met, or (c) if the Closing has not occurred on or before August 31, 1999; or

      7.2.  By the parties' mutual agreement.

In the event of termination under paragraphs 7.1(c) or 7.2, there shall be no liability for damages on the part of either Fund, or the directors or officers of either Investment Company, to the other Fund.

8.    AMENDMENT
      ---------

      This Agreement may be amended, modified, or supplemented at any time, notwithstanding approval thereof by Old Fund's shareholders, in such manner as may be mutually agreed upon in writing by the parties; provided that following such approval no such amendment shall have a material adverse effect on the Shareholders' interests.

9.    MISCELLANEOUS
      -------------

      9.1. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Maryland; provided that, in the case of any conflict between such laws and the federal securities laws, the latter shall govern.

      9.2. Nothing expressed or implied herein is intended or shall be construed to confer upon or give any person, firm, trust, or corporation other than the parties and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

      9.3. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by each Investment Company and delivered to the other party hereto. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

      IN WITNESS WHEREOF, each party has caused this Agreement to be executed and delivered by its duly authorized officers as of the day and year first written above.


ATTEST:                             INVESCO DIVERSIFIED FUNDS, INC.




                                    By:
------------------------                  ---------------------------
Secretary                                          President



ATTEST:                             INVESCO STOCK FUNDS, INC.,
                                      on behalf of its series,
                                      INVESCO Small Company Growth Fund



                                    By:
------------------------                  ---------------------------
Secretary                                          President

                        INVESCO SMALL COMPANY GROWTH FUND
             (A SERIES OF INVESCO EMERGING OPPORTUNITY FUNDS, INC.)

                        INVESCO SMALL COMPANY VALUE FUND
                  (A SERIES OF INVESCO DIVERSIFIED FUNDS, INC.)

                              7800 E. UNION AVENUE
                             DENVER, COLORADO 80237

                       STATEMENT OF ADDITIONAL INFORMATION

      This Statement of Additional Information relates specifically to the proposed Reorganization whereby INVESCO Small Company Growth Fund ("Growth Fund") would acquire the assets of INVESCO Small Company Value Fund ("Value Fund") in exchange solely for shares of Growth Fund and the assumption by Growth Fund of Value Fund's liabilities. This Statement of Additional Information consists of this cover page and the following described documents, each of which is incorporated by reference herein:

      (1) The Statement of Additional Information of Growth Fund, dated October 1, 1998.

      (2) The Statement of Additional Information of Value Fund, dated December 1, 1998.

      (3) The Annual Report to Shareholders of Growth Fund for the fiscal year ended May 31, 1998.

      (4) The Annual Report to Shareholders of Value Fund for the fiscal year ended July 31, 1998.

      (5) The Semi-Annual Report to Shareholders of Growth Fund for the six-month period ended November 30, 1998, previously filed on EDGAR, Accession Number 0000870781-99-000002.

      This Statement of Additional Information is not a prospectus and should be read only in conjunction with the Prospectus/Proxy Statement dated March 23, 1999 relating to the above-referenced matter. A copy of the Prospectus/Proxy Statement may be obtained by calling toll-free 1-800-646-8372. This Statement of Additional Information is dated March 23, 1999.

PRO FORMA STATEMENT OF ASSETS AND LIABILITIES

November 30, 1998
UNAUDITED


                                                 SMALL COMPANY       SMALL COMPANY      PRO FORMA      PRO FORMA
                                                   VALUE FUND         GROWTH FUND       ADJUSTMENTS    COMBINED
                                             --------------------------------------------------------------------------
ASSETS

Investment Securities at Value
   (Cost $59,712,445, $265,093,977 and
   $324,806,422, respectively)(a)                $61,161,304         $282,604,515                      $343,765,819

Cash                                                  57,448              208,157                           265,605

Receivables:
   Investment Securities Sold                                           2,965,880                         2,965,880
   Fund Shares Sold                                  222,639              606,301                           828,940
   Dividends and Interest                             52,858               11,164                            64,022

Prepaid Expenses and Other Assets                    112,887              124,187                           237,074
-----------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                      61,607,136          286,520,204                       348,127,340
-----------------------------------------------------------------------------------------------------------------------
LIABILITIES

Payables:
   Investment Securities Purchased                                      2,452,557                         2,452,557
   Fund Shares Repurchased                         2,094,261           10,351,399                        12,445,660

Accrued Distribution Expenses                         11,903               54,054                            65,957

Accrued Expenses and Other Payables                   71,375              266,596                           337,971
-----------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                  2,177,539           13,124,606                        15,302,145
-----------------------------------------------------------------------------------------------------------------------
NET ASSETS AT VALUE                              $59,429,597         $273,395,598                      $332,825,195
=======================================================================================================================
NET ASSETS

Paid-in Capital                                  $59,967,674         $237,818,949                      $297,786,623

Accumulated Undistributed Net
   Investment Income                                 136,893             (653,747)                         (516,854)

Accumulated Undistributed Net Realized
   Gain (Loss) on Investment Securities
   and Foreign Currency Transactions              (2,123,829)          18,719,858                        16,596,029

Net Appreciation of Investment Securities
   and Foreign Currency Transactions               1,448,859           17,510,538                        18,959,397
-----------------------------------------------------------------------------------------------------------------------
NET ASSETS AT VALUE                              $59,429,597         $273,395,598                      $332,825,195
=======================================================================================================================
Shares Outstanding                                 5,754,669           23,648,672       (613,700) (b)    28,789,641

NET ASSET VALUE, OFFERING AND REDEMPTION
   Price per Share                               $     10.33         $      11.56                      $      11.56
=======================================================================================================================

(a)  Investment  securities  at cost and  value at  November  30,  1998  include repurchase agreements of $322,000 and
     $58,055,000 for Small Company Value and Small Company Growth Funds, respectively.

(b)  Adjustment  to reflect the exchange of shares of common  stock  outstanding from
     Small Company Value Fund to Small Company Growth Fund.

See Notes to Financial Statements.

PRO FORMA STATEMENT OF OPERATIONS
TWELVE MONTHS ENDED NOVEMBER 30, 1998
UNAUDITED

                                                 SMALL COMPANY       SMALL COMPANY      PRO FORMA      PRO FORMA
                                                   VALUE FUND         GROWTH FUND       ADJUSTMENTS    COMBINED
                                             --------------------------------------------------------------------------

INVESTMENT INCOME

INCOME

Dividends                                        $   897,205         $    408,722                      $  1,305,927

Interest                                             152,395            2,273,590                         2,425,985

     Foreign Taxes Withheld                             (174)              (4,910)                           (5,084)
-----------------------------------------------------------------------------------------------------------------------
     TOTAL INCOME                                   1,049,426           2,677,402                         3,726,828
-----------------------------------------------------------------------------------------------------------------------
EXPENSES

Investment Advisory Fees  (Note 3)                    459,151           2,053,783     $ (2,687) (a)       2,510,247

Distribution Expenses  (Note 3)                        37,067             684,594      115,088  (a)         836,749

Transfer Agent Fees                                   224,136           1,051,417      (56,034) (b)       1,219,519

Administrative Fees  (Note 3)                          19,237              51,076      (10,108) (a)          60,205

Custodian Fees and Expenses                            14,512              32,718       (8,707) (b)          38,523

Directors' Fees and Expenses                           14,351              30,134       (8,000) (b)          36,485

Professional Fees and Expenses                         22,172              31,995      (16,989) (b)          37,178

Registration Fees and Expenses                         77,090              93,699      (69,789) (b)         101,000

Reports to Shareholders                                28,879              89,458       (7,220) (b)         111,117

Other Expenses                                          2,546              11,134       (1,744) (b)          11,936
-----------------------------------------------------------------------------------------------------------------------
     TOTAL EXPENSES                                   899,141           4,130,008                         4,962,958

     Fees and Expenses Absorbed by
       Investment Adviser                            (135,198)            (67,161)    (110,989) (c)         (91,370)
     Fees and Expenses Paid Indirectly                 (6,989)            (26,847)                          (33,836)
-----------------------------------------------------------------------------------------------------------------------
     NET EXPENSES                                     756,954           4,036,000       44,799            4,837,753
-----------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                 292,472          (1,358,598)     (44,799)          (1,110,925)
-----------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENT SECURITIES

Net Realized Gain (Loss) on:
   Investment Securities                           (5,231,922)         (7,961,038)                      (13,192,960)
   Foreign Currency Transactions                                           68,795                            68,795
-----------------------------------------------------------------------------------------------------------------------
Total Net Realized Gain (Loss)                     (5,231,922)         (7,892,243)                      (13,124,165)
-----------------------------------------------------------------------------------------------------------------------
Change in Net Appreciation of:
   Investment Securities                            2,704,338           3,966,110                         6,670,448
   Foreign Currency Transactions                                           70,693                            70,693
-----------------------------------------------------------------------------------------------------------------------
Total Net Appreciation                              2,704,338           4,036,803                         6,741,141
-----------------------------------------------------------------------------------------------------------------------
NET LOSS ON INVESTMENT SECURITIES AND
  FOREIGN CURRENCY TRANSACTIONS                    (2,527,584)         (3,855,440)                       (6,383,024)
-----------------------------------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS FROM OPERATIONS       $ (2,235,112)       $ (5,214,038)    $(44,799)        $ (7,493,949)
=======================================================================================================================

(a) Reflects adjustments to Investment Advisory Fees, Distribution Expenses and Administrative Fees based on the surviving Fund's contractual fee obligation.

(b) Reflects elimination of duplicate services or fees.

(c) Reflects  adjustment to the level of the surviving Fund's voluntary expense reimbursement.

See Notes to Financial Statements

PRO FORMA NOTES TO FINANCIAL STATEMENTS
UNAUDITED

NOTE 1 -- BASIS OF COMBINATION. INVESCO Emerging Opportunity Funds, Inc. is incorporated in Maryland and presently consists of Small Company Growth Fund (the "Fund"). The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Pro Forma Statement of Assets and Liabilities, including the Statement of Investments at November 30, 1998, and the related Pro Forma Statements of Operations ("Pro Forma Statements") for the twelve months ended November 30, 1998, reflect the combined operations of Small Company Value Fund, the sole portfolio constituting INVESCO Diversified Funds, Inc. and Small Company Growth Fund

The Pro Forma Statements give effect to the proposed transfer of all assets and liabilities of Small Company Value Fund in exchange for shares in Small Company Growth Fund. Under generally accepted accounting principles, the historical cost of investment securities will be carried forward to the surviving entity and the and the results of operations of the Small Company Value Fund for pre-combination periods will not be restated. The Pro Forma Statements do not reflect the expenses of either Fund in carrying out its obligations under the proposed Agreement and Plan of Reorganization and Termination. The Pro Forma Statements should be read in conjunction with the historical financial statements of each Fund included in their respective Statements of Additional Information.

NOTE 2 -- SHARES OUTSTANDING. Shareholders of Small Company Value Fund would become shareholders of Small Company Growth Fund upon receiving shares of Small Company Growth Fund equal to the value of their holdings in Small Company Value Fund as of the date of the reorganization.

NOTE 3 -- PRO FORMA OPERATIONS. The Pro Forma Statement of Operations assumes that the combined gross investment income is equal to the sum of each Fund's actual gross investment income for the twelve months ended November 30, 1998. Operating expenses combine the actual expenses of each Fund with certain expenses adjusted to reflect the changes in expenses resulting from the combination. The Investment Advisory, Distribution Expenses and Administrative Fees have been calculated for the combined Fund based on contractual rates expected to be in effect for the Small Company Growth Fund at the time of reorganization based upon the combined level of average net assets for the twelve months ended November 30, 1998.

PRO FORMA FINANCIAL STATEMENTS
PRO FORMA STATEMENT OF INVESTMENT SECURITIES
November 30, 1998
UNAUDITED

     SHARES OR PRINCIPAL AMOUNT                                                                VALUE
---------------------------------------                                    --------------------------------------------
Small Company  Small Company  Pro Forma                                    Small Company  Small Company  Pro Forma
  Value Fund    Growth Fund   Combined      DESCRIPTION                      Value Fund    Growth Fund   Combined
-----------------------------------------------------------------------------------------------------------------------
                                            COMMON STOCKS 83.02%
                                            AEROSPACE & DEFENSE 3.06%

               253,400        253,400       Aeroflex Inc(a)                               $ 3,468,413     $ 3,468,413
    32,300                     32,300       Esterline Technologies         $   674,262                        674,262
    15,500                     15,500       GenCorp Inc                        381,687                        381,687
     7,800      87,800         95,600       Moog Inc Class A(a)                226,200      2,546,200       2,772,400
                84,510         84,510       Orbital Sciences(a)                             3,232,508       3,232,508
=======================================================================================================================
                                                                                                           10,529,270
                                            AIR FREIGHT 0.94%
    4,900                       4,900       Airborne Freight                   130,769                        130,769
               162,800        162,800       Eagle USA Airfreight(a)                         3,093,200       3,093,200
=======================================================================================================================
                                                                                                            3,223,969
                                            AIRLINES 0.34%
   47,000                      47,000       America West Holdings Class B(a)   663,875                        663,875
   18,200                      18,200       SkyWest Inc                        492,538                        492,538
=======================================================================================================================
                                                                                                            1,156,413
                                            AUTO PARTS 1.84%
   15,100                      15,100       Arvin Industries                   634,200                        634,200
    5,000                       5,000       Borg-Warner Automotive             249,375                        249,375
               102,200        102,200       CSK Auto(a)                                     2,848,825       2,848,825
   15,000                      15,000       Detroit Diesel(a)                  310,312                        310,312
                41,000         41,000       O'Reilly Automotive(a)                          1,860,375       1,860,375
   22,700                      22,700       Standard Products                  422,788                        422,788
=======================================================================================================================
                                                                                                            6,325,875
                                            BANKS 2.48%
    5,500                       5,500       Banknorth Group                    183,562                        183,562
   19,600                      19,600       Carolina First                     488,775                        488,775
                84,480         84,480       City National                                   3,157,440       3,157,440
   12,600                      12,600       Cullen/Frost Bankers               675,675                        675,675
    6,100                       6,100       FNB Corp                           172,325                        172,325
   11,100                      11,100       FirstBank Puerto Rico              303,862                        303,862
    6,800                       6,800       GBC Bancorp                        169,150                        169,150
      415                         415       HUBCO Inc                           11,205                         11,205
   29,750                      29,750       Imperial Bancorp(a)                461,125                        461,125
    9,600                       9,600       Independent Bank                   151,200                        151,200
   23,300                      23,300       Republic Bancorp                   385,906                        385,906
    6,700                       6,700       Trustmark Corp                     138,606                        138,606
                33,000         33,000       US Trust                                        2,231,625       2,231,625
=======================================================================================================================
                                                                                                            8,530,456
                                            BEVERAGES 0.33%
   11,600                      11,600       Canandaigua Brands Class A(a)      577,100                        577,100
   11,400                      11,400       Coors (Adolph) Co Class B          567,150                        567,150
=======================================================================================================================
                                                                                                            1,144,250
                                            BIOTECHNOLOGY 0.12%
    6,000                       6,000       MedImmune Inc(a)                   401,250                        401,250
=======================================================================================================================

                                            BUILDING MATERIALS 0.63%
    9,300                       9,300       Cameron Ashley Building            118,575                        118,575
                                              Products(a)
   23,700                      23,700       Centex Construction Products       841,350                        841,350
   16,700                      16,700       Comfort Systems USA(a)             313,125                        313,125
    7,900                       7,900       Elcor Corp                         243,912                        243,912
   11,500                      11,500       TJ International                   271,688                        271,688
   13,500                      13,500       Texas Industries                   390,656                        390,656
=======================================================================================================================
                                                                                                            2,179,306


     SHARES OR PRINCIPAL AMOUNT                                                                VALUE
---------------------------------------                                    --------------------------------------------
Small Company  Small Company  Pro Forma                                    Small Company  Small Company  Pro Forma
  Value Fund    Growth Fund   Combined      DESCRIPTION                      Value Fund    Growth Fund   Combined
-----------------------------------------------------------------------------------------------------------------------

                                            CABLE 0.86%
    5,200                       5,200       Adelphia Communications        $   181,675)                  $    181,675
                                              Class A(a)
                97,000         97,000       TCA Cable TV                                   $2,764,500       2,764,500
=======================================================================================================================
                                                                                                            2,946,175
                                            CHEMICALS 0.28%
    8,600                       8,600       Dexter Corp                        275,737                        275,737
   10,000                      10,000       Ferro Corp                         279,375                        279,375
   30,000                      30,000       NL Industries                      399,375                        399,375
=======================================================================================================================
                                                                                                              954,487
                                            COMMUNICATIONS - EQUIPMENT &
                                              MANUFACTURING 4.67%
                34,000         34,000       Comverse Technology(a)                          1,955,000       1,955,000
                80,000         80,000       Excel Switching(a)                              2,090,000       2,090,000
   11,700       43,600         55,300       GeoTel Communications(a)           321,750      1,199,000       1,520,750
                54,600         54,600       Gilat Satellite Networks Ltd(a)                 2,777,775       2,777,775
               139,800        139,800       Melita International(a)                         2,097,000       2,097,000
                96,100         96,100       Power Integrations(a)                           2,306,400       2,306,400
               224,150        224,150       REMEC Inc(a)                                    3,110,081       3,110,081
   12,200                      12,200       Tekelec(a)                         189,100                        189,100
=======================================================================================================================
                                                                                                           16,046,106
                                            COMPUTER RELATED 10.28%
    7,700                       7,700       AVT Corp(a)                        179,987                        179,987
   11,050                      11,050       BancTec Inc(a)                     145,722                        145,722
   23,400                      23,400       BroadVision Inc(a)                 623,025                        623,025
                17,500         17,500       Citrix Systems(a)                               1,452,500       1,452,500
                35,700         35,700       Kronos Inc(a)                                   1,544,025       1,544,025
    7,800                       7,800       Legato Systems(a)                  372,937                        372,937
                24,000         24,000       Lycos Inc(a)                                    1,416,000       1,416,000
               171,000        171,000       MAPICS Inc(a)                                   3,323,813       3,323,813
    4,100       51,000         55,100       Mercury Interactive(a)             188,088      2,339,625       2,527,713
               115,000        115,000       Metro Information Services(a)                   2,990,000       2,990,000
                75,000         75,000       Micromuse Inc(a)                                1,710,938       1,710,938
    7,200                       7,200       Micron Electronics(a)              163,800                        163,800
   10,200                      10,200       MICROS Systems(a)                  290,700                        290,700
                115,180       115,180       Mobius Management Systems(a)                    1,353,365       1,353,365
    6,100                       6,100       Network Appliance(a)               458,263                        458,263
                 60,600        60,600       Peregrine Systems(a)                            2,238,412       2,238,412
    6,800                       6,800       Pinnacle Systems(a)                229,500                        229,500
                 88,600        88,600       QuadraMed Corp(a)                               2,126,400       2,126,400
                127,000       127,000       Rational Software(a)                            2,881,312       2,881,312
                 53,000        53,000       Spyglass Inc(a)                                 1,245,500       1,245,500
    6,600                       6,600       THQ Inc(a)                         184,800                        184,800
                140,000       140,000       USWeb Corp(a)                                   3,185,000       3,185,000
                140,000       140,000       Verity Inc(a)                                   2,415,000       2,415,000
                 42,275        42,275       Wind River Systems(a)                           1,971,072       1,971,072
    9,600                       9,600       Xircom Inc(a)                      289,800                        289,800
=======================================================================================================================
                                                                                                           35,319,584
                                            CONSUMER - JEWELRY, NOVELTIES
                                              & GIFTS 0.18%
   21,800                      21,800       Zale Corp(a)                       624,025                        624,025
=======================================================================================================================
                                            CONSUMER FINANCE 0.22%
   13,500                      13,500       Metris Cos                         450,563                        450,563
   21,200                      21,200       Resource Bancshares                291,500                        291,500
                                              Mortgage Group
=======================================================================================================================
                                                                                                              742,063

    SHARES OR PRINCIPAL AMOUNT                                                                VALUE
---------------------------------------                                    --------------------------------------------
Small Company  Small Company  Pro Forma                                    Small Company  Small Company  Pro Forma
  Value Fund    Growth Fund   Combined      DESCRIPTION                      Value Fund    Growth Fund   Combined
-----------------------------------------------------------------------------------------------------------------------


                                            CONTAINERS   1.00%
   17,400                      17,400       AptarGroup Inc                   $ 486,112                     $  486,112
                151,300       151,300       Ivex Packaging(a)                              $2,950,350       2,950,350
=======================================================================================================================
                                                                                                            3,436,462
                                            DISTRIBUTION 0.37%
                125,800       125,800       Natrol Inc(a)                                   1,273,725       1,273,725
=======================================================================================================================

                                            ELECTRIC UTILITIES 0.81%
   17,700                      17,700       CMP Group                          317,494                        317,494
    6,000                       6,000       CILCORP Inc                        363,000                        363,000
    6,100                       6,100       Cleco Corp                         208,544                        208,544
   14,000                      14,000       Commonwealth Energy Systems SBI    539,000                        539,000
   10,400                      10,400       Hawaiian Electric Industries       404,950                        404,950
    8,800                       8,800       Minnesota Power                    367,950                        367,950
   17,000                      17,000       SIGCORP Inc                        573,750                        573,750
=======================================================================================================================
                                                                                                            2,774,688
                                            ELECTRICAL EQUIPMENT 0.22%
   16,200                      16,200       C&D Technologies                   469,800                        469,800
    9,800                       9,800       Technitrol Inc                     295,838                        295,838
=======================================================================================================================
                                                                                                              765,638
                                            ELECTRONICS 3.67%
                200,000       200,000       Aehr Test Systems(a)                              900,000         900,000
                140,050       140,050       Cerprobe Corp(a)                                2,048,231       2,048,231
   11,600                      11,600       General Cable                      220,400                        220,400
                 76,000        76,000       Level One Communications(a)                     2,351,250       2,351,250
                110,300       110,300       Mettler-Toledo International(a)                 2,895,375       2,895,375
                 15,000        15,000       Simac Techniek NV                               1,926,728       1,926,728
    7,400                       7,400       Superior Telecom                   321,900                        321,900
                 36,200        36,200       Uniphase Corp(a)                                1,961,587       1,961,587
=======================================================================================================================
                                                                                                           12,625,471
                                            ELECTRONICS - SEMICONDUCTOR 6.41%
                 52,500        52,500       Applied Micro Circuits(a)                       1,758,750       1,758,750
                 35,000        35,000       Flextronics International Ltd(a)                2,327,500       2,327,500
                110,000       110,000       Galileo Technology Ltd(a)                       1,815,000       1,815,000
                164,000       164,000       Genesis Microchip(a)                            2,736,750       2,736,750
    5,600                       5,600       Metromedia Fiber Network(a)        290,500                        290,500
                 25,000        25,000       PMC-Sierra Inc(a)                               1,346,875       1,346,875
                140,000       140,000       Photronics Inc(a)                               2,800,000       2,800,000
    6,300                       6,300       Plexus Corp                        189,000                        189,000
                 13,700        13,700       QLogic Corp(a)                                  1,405,962       1,405,962
   26,800                      26,800       Recoton Corp(a)                    500,825                        500,825
                 69,000        69,000       SIPEX Corp(a)                                   2,225,250       2,225,250
                273,000       273,000       Unitrode Corp(a)                                4,623,938       4,623,938
=======================================================================================================================
                                                                                                           22,020,350
                                            ENGINEERING & CONSTRUCTION 0.40%
   12,000                      12,000       EMCOR Group(a)                     196,500                        196,500
   13,200                      13,200       Granite Construction               426,525                        426,525
   13,600                      13,600       Insituform Technologies            178,500                        178,500
                                               Class A(a)
   14,900                      14,900       NVR Inc(a)                         586,688                        586,688
=======================================================================================================================
                                                                                                            1,388,213
                                            ENTERTAINMENT 1.30%
   19,600                      19,600       International Speedway Class A     695,800                        695,800
                 75,600        75,600       SFX Entertainment Class A(a)                    3,789,450       3,789,450
=======================================================================================================================
                                                                                                            4,485,250
                                            FINANCIAL 0.04%
    7,600                       7,600       Doral Financial                    135,850                        135,850
=======================================================================================================================

                                            FOODS 0.11%
   16,300                      16,300       Pilgrim's Pride Class B            395,275                        395,275
=======================================================================================================================


    SHARES OR PRINCIPAL AMOUNT                                                                VALUE
---------------------------------------                                    --------------------------------------------
Small Company  Small Company  Pro Forma                                    Small Company  Small Company  Pro Forma
  Value Fund    Growth Fund   Combined      DESCRIPTION                      Value Fund    Growth Fund   Combined
-----------------------------------------------------------------------------------------------------------------------

                                            FOOTWEAR 0.10%
   10,000                      10,000       Kenneth Cole Productions        $  181,875                     $  181,875
                                              Class A(a)
   14,300                      14,300       Maxwell Shoe(a)                    169,813                        169,813
=======================================================================================================================
                                                                                                              351,688
                                            GOLD & PRECIOUS METALS
                                              MINING 0.06%
    5,600                      5,600        Stillwater Mining(a)               204,750                        204,750
=======================================================================================================================

                                            HEALTH CARE DRUGS -
                                              PHARMACEUTICALS 0.50%
   11,800                     11,800        Alpharma Inc Class A               424,800                        424,800
   22,866                     22,866        Bindley Western Industries         883,199                        883,199
   17,200                     17,200        Roberts Pharmaceutical(a)          421,400                        421,400
=======================================================================================================================
                                                                                                            1,729,399
                                            HEALTH CARE RELATED 6.23%
                204,000      204,000        Capital Senior Living(a)                       $2,524,500       2,524,500
                116,700      116,700        Colorado MEDtech(a)                             1,050,300       1,050,300
   34,600                     34,600        DVI Inc(a)                         611,987                        611,987
    9,400                      9,400        Datascope Corp(a)                  207,975                        207,975
    2,800                      2,800        Express Scripts Class A(a)         154,000                        154,000
                136,000      136,000        First Consulting Group(a)                       3,196,000       3,196,000
    9,300                      9,300        Hanger Orthopedic Group(a)         223,200                        223,200
                 90,000       90,000        HealthCare Financial Partners(a)                2,958,750       2,958,750
                  7,200        7,200        Laser Vision Centers(a)                           128,250         128,250
   14,300                     14,300        Maxxim Medical(a)                  389,675                        389,675
   13,500                     13,500        MedQuist Inc(a)                    410,063                        410,063
    3,200                      3,200        MiniMed Inc(a)                     228,000                        228,000
    9,400                      9,400        OEC Medical Systems(a)             259,088                        259,088
                 83,300       83,300        Province Healthcare(a)                          2,665,600       2,665,600
   13,200        73,000       86,200        ResMed Inc(a)                      450,450      2,491,125       2,941,575
                 64,000       64,000        Sunrise Assisted Living(a)                      2,760,000       2,760,000
   10,700                     10,700        Theragenics Corp(a)                147,794                        147,794
    3,800                      3,800        VISX Inc(a)                        276,925                        276,925
    6,500                      6,500        Xomed Surgical Products(a)         284,375                        284,375
=======================================================================================================================
                                                                                                           21,418,057
                                            HOMEBUILDING 0.23%
   23,600                     23,600        MDC Holdings                       433,650                        433,650
    2,300                      2,300        Nortek Inc(a)                       62,819                         62,819
   11,800                     11,800        Pulte Corp                         300,163                        300,163
=======================================================================================================================
                                                                                                              796,632
                                            HOUSEHOLD FURNITURE &
                                              APPLIANCES 0.18%
    7,000                      7,000        Ethan Allen Interiors              276,500                        276,500
   12,800                     12,800        Furniture Brands                   325,600                        325,600
                                              International(a)
=======================================================================================================================
                                                                                                              602,100
                                            INSURANCE 0.83%
   10,200                     10,200        American Heritage Life             250,537                        250,537
                                              Investment
   12,031                     12,031        Delphi Financial Group(a)          561,693                        561,693
   12,200                     12,200        FBL Financial Group                298,900                        298,900
   16,800                     16,800        Fidelity National Financial        551,250                        551,250
   10,500                     10,500        First American Financial           321,562                        321,562
    6,800                      6,800        LandAmerica Financial Group        416,925                        416,925
    9,400                      9,400        NAC Re                             448,850                        448,850
=======================================================================================================================
                                                                                                            2,849,717
                                            INVESTMENT BANK/BROKER FIRM 0.06%
    9,400                      9,400        Advest Group                       219,137                        219,137
=======================================================================================================================

    SHARES OR PRINCIPAL AMOUNT                                                                VALUE
---------------------------------------                                    --------------------------------------------
Small Company  Small Company  Pro Forma                                    Small Company  Small Company  Pro Forma
  Value Fund    Growth Fund   Combined      DESCRIPTION                      Value Fund    Growth Fund   Combined
-----------------------------------------------------------------------------------------------------------------------

                                            IRON & STEEL 0.27%
   14,000                     14,000        AK Steel Holding                 $ 268,625                     $  268,625
   28,300                     28,300        Metals USA(a)                      263,544                        263,544
   12,600                     12,600        Reliance Steel & Aluminum          385,875                        385,875
======================================================================================================================
                                                                                                              918,044
                                            LEISURE TIME   2.45%
                78,200        78,200        Action Performance(a)                         $ 2,854,300       2,854,300
               141,300       141,300        Family Golf Centers(a)                          2,905,481       2,905,481
               165,000       165,000        Intrawest Corp                                  2,650,312       2,650,312
======================================================================================================================
                                                                                                            8,410,093
                                            MACHINERY   0.30%
    7,200                      7,200        Manitowoc Co                       286,200                        286,200
    1,900                      1,900        NACCO Industries Class A           165,419                        165,419
    20,300                    20,300        Terex Corp(a)                      568,400                        568,400
======================================================================================================================
                                                                                                            1,020,019
                                            MANUFACTURING   0.12%
   26,100                     26,100        Johnstown America Industries(a)    402,919                        402,919
======================================================================================================================
                                            NATURAL GAS   0.33%
    9,000                      9,000        Eastern Enterprises                365,062                        365,062
   17,000                     17,000        NUI Corp                           413,313                        413,313
   10,200                     10,200        ONEOK Inc                          355,088                        355,088
======================================================================================================================
                                                                                                            1,133,463
                                            OFFICE EQUIPMENT & SUPPLIES   0.28%
   13,800                     13,800        Knoll Inc(a)                       372,600                        372,600
   18,100                     18,100        Polycom Inc(a)                     321,275                        321,275
    9,600                      9,600        United Stationers(a)               254,400                        254,400
======================================================================================================================
                                                                                                              948,275
                                            OIL & GAS RELATED   2.28%
   13,600                     13,600        Atwood Oceanics                    255,000                        255,000
   18,300                     18,300        Barrett Resources(a)               447,206                        447,206
   11,500                     11,500        Basin Exploration(a)               133,687                        133,687
   19,700                     19,700        Energen Corp                       354,600                        354,600
   20,400                     20,400        Evergreen Resources(a)             385,050                        385,050
   21,700                     21,700        HS Resources(a)                    188,519                        188,519
               170,000       170,000        Key Energy Group(a)                           1,062,500         1,062,500
                93,300        93,300        Newfield Exploration(a)                       1,819,350         1,819,350
               118,000       118,000        Precision Drilling(a)                         1,275,875         1,275,875
   12,800                     12,800        Rock-Tenn Co Class A               208,800                        208,800
   10,000                     10,000        SEACOR SMIT(a)                     477,500                        477,500
                75,000        75,000        Stolt Comex Seaway SA(a)                        632,812           632,812
   25,000                     25,000        Tesoro Petroleum(a)                332,813                        332,813
   17,100                     17,100        Veritas DGC(a)                     250,088                        250,088
======================================================================================================================
                                                                                                            7,823,800
                                            PERSONAL CARE   1.51%
               134,000       134,000        Helen of Troy Ltd(a)                          2,244,500         2,244,500
               190,000       190,000        Playtex Products(a)                           2,945,000         2,945,000
======================================================================================================================
                                                                                                            5,189,500
                                            PUBLISHING   0.43%
    5,700                     5,700         Consolidated Graphics(a)           328,106                        328,106
   35,800                    35,800         Hollinger International            463,162                        463,162
   12,900                    12,900         McClatchy Co Class A               424,088                        424,088
    5,500                     5,500         Media General Class A              260,906                        260,906
======================================================================================================================
                                                                                                            1,476,262

    SHARES OR PRINCIPAL AMOUNT                                                                VALUE
---------------------------------------                                    --------------------------------------------
Small Company  Small Company  Pro Forma                                    Small Company  Small Company  Pro Forma
  Value Fund    Growth Fund   Combined      DESCRIPTION                      Value Fund    Growth Fund   Combined
-----------------------------------------------------------------------------------------------------------------------

                                            REAL ESTATE INVESTMENT TRUST 1.62%
   21,700                     21,700        Bedford Property Investors       $ 385,175                     $  385,175
   26,700                     26,700        CBL & Associates Properties        670,837                        670,837
    9,300                      9,300        Essex Property Trust               287,719                        287,719
   13,056                     13,056        FelCor Lodging Trust               310,896                        310,896
   13,200                     13,200        Gables Residential Trust SBI       327,525                        327,525
   21,600                     21,600        Innkeepers USA Trust               238,950                        238,950
   45,000                     45,000        Koger Equity                       714,375                        714,375
   11,800                     11,800        MGI Properties                     328,188                        328,188
   13,600                     13,600        Macerich Co                        362,100                        362,100
   16,400                     16,400        Prentiss Properties Trust          356,700                        356,700
   16,100                     16,100        SL Green Realty                    344,138                        344,138
   26,200                     26,200        Shurgard Storage Centers Class A   689,388                        689,388
    8,600                      8,600        Smith(Charles E)Residential Realty 254,238                        254,238
   29,100                     29,100        Sunstone Hotel Investors           309,188                        309,188
======================================================================================================================
                                                                                                            5,579,417
                                            REAL ESTATE RELATED   0.10%
   14,900                     14,900        Kilroy Realty                      333,387                        333,387
======================================================================================================================
                                            RESTAURANTS   0.45%
   15,400                     15,400        Brinker International(a)           391,737                        391,737
   11,400                     11,400        CEC Entertainment(a)               337,725                        337,725
    9,800                      9,800        Cheesecake Factory(a)              254,800                        254,800
   30,300                     30,300        Ruby Tuesday                       564,338                        564,338
======================================================================================================================
                                                                                                            1,548,600
                                            RETAIL   5.18%
    4,300                      4,300        American Eagle Outfitters(a)       256,925                        256,925
               85,000         85,000        Cost Plus(a)                                $ 2,805,000         2,805,000
              128,000        128,000        Family Dollar Stores                          2,568,000         2,568,000
   21,300                     21,300        Footstar Inc(a)                    519,187                        519,187
               75,000         75,000        Men's Wearhouse(a)                            1,898,438         1,898,438
   13,000                     13,000        Musicland Stores(a)                220,188                        220,188
               96,000         96,000        Pacific Sunwear of California(a)              1,422,000         1,422,000
              147,000        147,000        Rental Service(a)                             3,114,562         3,114,562
    9,900                      9,900        Shopko Stores(a)                   319,275                        319,275
               39,400         39,400        software.net Corp(a)                            856,950           856,950
               74,000         74,000        Stage Stores(a)                                 851,000           851,000
              105,000        105,000        Wild Oats Markets(a)                          2,992,500         2,992,500
======================================================================================================================
                                                                                                           17,824,025
                                            SAVINGS & LOAN    1.10%
    7,500                     7,500         Anchor Bancorp Wisconsin           150,937                        150,937
   19,100                    19,100         Commercial Federal                 438,106                        438,106
   21,020                    21,020         Downey Financial                   546,520                        546,520
   22,600      90,000       112,600         FirstFed Financial(a)              401,150    1,597,500         1,998,650
    9,900                     9,900         Flagstar Bancorp                   240,075                        240,075

   11,700                    11,700         Peoples Heritage Financial Group   239,850                        239,850
   10,700                    10,700         WSFS Financial                     178,556                        178,556
======================================================================================================================
                                                                                                            3,792,694
                                            SERVICES   12.33%
               75,000        75,000         ACNielsen Corp(a)                             2,067,188         2,067,188
    9,700                     9,700         ADVO Inc(a)                        250,987                        250,987
               57,650        57,650         AHL Services(a)                               1,902,450         1,902,450
               69,000        69,000         Atlantic Data Services(a)                     1,242,000         1,242,000
              137,000       137,000         AXENT Technologies(a)                         3,570,563         3,570,563
               67,750        67,750         Concord EFS(a)                                2,155,297         2,155,297
    7,300                     7,300         Copart Inc(a)                      168,812                        168,812
              154,200       154,200         Cotelligent Group(a)                          2,823,788         2,823,788
               53,000        53,000         Documentum Inc(a)                           $ 2,229,31$         2,229,313
              111,000       111,000         HA-LO Industries(a)                           3,545,063         3,545,063
    7,900                     7,900         InaCom Corp(a)                     163,925                        163,925


    SHARES OR PRINCIPAL AMOUNT                                                                VALUE
---------------------------------------                                    --------------------------------------------
Small Company  Small Company  Pro Forma                                    Small Company  Small Company  Pro Forma
  Value Fund    Growth Fund   Combined      DESCRIPTION                      Value Fund    Growth Fund   Combined
-----------------------------------------------------------------------------------------------------------------------

                 82,000        82,000       Integrated Electrical                          $1,568,250      $1,568,250
                                              Services(a)
                138,200       138,200       Interim Services(a)                             2,867,650       2,867,650
                 25,220        25,220       Jack Henry & Associates                         1,267,305       1,267,305
    9,000                       9,000       Labor Ready(a)                  $  196,312                        196,312
    4,900                       4,900       Lason Inc(a)                       300,737                        300,737
    9,900                       9,900       Mastech Corp(a)                    263,588                        263,588
   19,500                      19,500       META Group(a)                      483,844                        483,844
                 30,200        30,200       Metzler Group(a)                                1,253,300       1,253,300
                 50,800        50,800       NCO Group(a)                                    1,873,250       1,873,250
    1,000        33,200        34,200       ProBusiness Services(a)             44,000      1,460,800       1,504,800
                 43,200        43,200       Profit Recovery Group                           1,458,000       1,458,000
                                              International(a)
   10,100                      10,100       RemedyTemp Inc Class A(a)          146,450                        146,450
                181,000       181,000       Romac International(a)                          2,522,687       2,522,687
                114,000       114,000       Safeguard Scientifics(a)                        3,227,625       3,227,625
    5,300                       5,300       Sapient Corp(a)                    245,125                        245,125
                 98,000        98,000       Sylvan Learning Systems(a)                      2,848,125       2,848,125
   18,000                      18,000       Syntel Inc(a)                      243,000                        243,000
=======================================================================================================================
                                                                                                           42,389,434
                                            SPECIALTY PRINTING 0.13%
   26,900                      26,900       Bowne & Co                         450,575                        450,575
=======================================================================================================================

                                            TELECOMMUNICATIONS - CELLULAR &
                                              WIRELESS 0.14%
   11,900                      11,900       Centennial Cellular Class          476,000                        476,000
=======================================================================================================================

                                            TELECOMMUNICATIONS - LONG
                                              DISTANCE 3.72%
                 53,300        53,300       Dycom Industries(a)                             2,095,356       2,095,356
                115,000       115,000       ICG Communications(a)                           2,645,000       2,645,000
                145,000       145,000       IDT Corp(a)                                     2,809,375       2,809,375
    5,100        44,000        49,100       Pacific Gateway Exchange(a)        228,225      1,969,000       2,197,225
                205,000       205,000       Viatel Inc(a)                                   3,049,375       3,049,375
=======================================================================================================================
                                                                                                           12,796,331
                                            TEXTILE - APPAREL
                                              MANUFACTURING 0.73%
   50,900                      50,900       Burlington Industries(a)           531,269                        531,269
   11,800                      11,800       Galey & Lord Inc(a)                127,587                        127,587
                 76,000        76,000       Quiksilver Inc(a)                               1,843,000       1,843,000
=======================================================================================================================
                                                                                                            2,501,856
                                            TEXTILE - HOME FURNISHINGS 0.68%
                 62,600        62,600       Linens 'n Things(a)                             1,917,125       1,917,125
   11,200                      11,200       Springs Industries Class A         436,100                        436,100
=======================================================================================================================
                                                                                                            2,353,225
                                            TOBACCO 0.06%
    6,100                       6,100       Universal Corp                     214,644                        214,644
=======================================================================================================================

                                            UTILITIES WATER 0.06%
    5,000                       5,000       E'Town Corp                        210,625                        210,625
=======================================================================================================================

                                            TOTAL COMMON STOCKS
                                            (Cost $59,390,445, $207,038,977
                                            and $266,429,422, respectively)                               285,388,819
=======================================================================================================================

    SHARES OR PRINCIPAL AMOUNT                                                                VALUE
---------------------------------------                                    --------------------------------------------
Small Company  Small Company  Pro Forma                                    Small Company  Small Company  Pro Forma
  Value Fund    Growth Fund   Combined      DESCRIPTION                      Value Fund    Growth Fund   Combined
-----------------------------------------------------------------------------------------------------------------------

                                            SHORT-TERM INVESTMENTS-
                                              REPURCHASE AGREEMENTS 16.98%
                                            Repurchase Agreements with
                                            State Street dated 11/30/1998
                                            due 12/1/1998 at 5.100%,
                                            repurchased at $322,046 and
                                            $58,063,224, respectively,
                                            (Collateralized by US Treasury
                                            Bonds due 4/15/2028 at 3.625%,
                                            value $335,329 and $59,638,426,
                                            respectively) (Cost $322,000,
                                            $58,055,000 and $58,377,000,
 $322,000      $58,055,000   $58,377,000    respectively)                    $ 322,000    $ 58,055,000     $58,377,000
=======================================================================================================================
                                            TOTAL INVESTMENT SECURITIES
                                              AT VALUE 100.00%
                                            (Cost $59,712,445, $265,093,977
                                            and $324,806,422, respectively)
                                            (Cost for Income Tax Purposes
                                            $59,717,367, $267,057,741 and
                                            $326,775,108, respectively)    $61,161,304    $282,604,515    $343,765,819

=======================================================================================================================

(a) Security is non-income producing.

See Notes to Financial Statements